UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

INTERPACE BIOSCIENCES, INC.

(Name of Registrant as Specified in Its Charter)

Not applicable

(Name of Person(s) Filing Proxy Statement, if other than the registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

September 20, 2022

Dear Stockholder:

It is my pleasure to invite you to attend Interpace Biosciences, Inc.’s (“Interpace”, the “Company”, “we”, “us” or “our”) Annual Meeting of Stockholders to be held on November 10, 2022, at 4:00 p.m., Eastern Time (the “Annual Meeting”).

We have decided that the Annual Meeting will be held in a virtual format only, via the Internet, with no physical in-person meeting. We are pleased to use the latest technology to increase access, to improve communication and to obtain cost savings for our stockholders and the Company. Use of a virtual meeting will enable increased stockholder attendance and participation as stockholders can participate from any location. Stockholders will have the ability to attend, vote and submit questions shortly before and during the virtual meeting from any location via the Internet at www.virtualshareholdermeeting.com/IDXG2022. If you intend to participate in the virtual meeting, please refer to the section “General Information About the Annual Meeting and Voting” below.

During our Annual Meeting, we will discuss each item of business described in the Notice of Annual Meeting and Proxy Statement enclosed with this letter. There also will be time for questions.

We hope that you will exercise your right to vote, either by attending the Annual Meeting via the Internet or by voting through other acceptable means as promptly as possible. Stockholders of record at the close of business on September 16, 2022 are entitled to notice of and to vote at the meeting.

The following Notice of the 2022 Annual Meeting of Stockholders, Proxy Statement and WHITE proxy card include information about the matters to be acted upon by stockholders at the virtual Annual Meeting. We hope that you will exercise your right to vote, either by attending the Annual Meeting online and voting electronically or by voting through other acceptable means as promptly as possible. You may vote electronically at the Annual Meeting through the Internet, by telephone, or by mailing your completed proxy card (or voting instruction form, if you hold your shares through a broker). Whether or not you plan to attend the virtual Annual Meeting, it is important that your shares are represented. If you have any questions, please contact Thomas W.Burnell, by telephone at 862-955-2795 or by email at tburnell@interpace.com.

We are delighted to have you as a stockholder of Interpace, and we thank you for your ongoing support.

Sincerely,

/s/ Thomas W. Burnell
Thomas W. Burnell
President and Chief Executive Officer

Morris Corporate Center 1, Building C, 300 Interpace Parkway, Parsippany, New Jersey 07054

Phone: 412.224.6900 · Toll Free: 855.776.6419 · http://www.interpace.com

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NOTICE OF THE 2022 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD NOVEMBER 10, 2022

To the Stockholders of Interpace Biosciences, Inc.:

The 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Interpace Biosciences, Inc. (“Interpace”, the “Company”, “we”, “us”, or “our”) will be held virtually via the Internet at www.virtualshareholdermeeting.com/IDXG2022 on November 10, 2022 at 4:00 p.m., Eastern Time. At the Annual Meeting, stockholders will act on the following matters:

1.	Election of one Class I director nominee named in the Proxy Statement, who will serve for a term of three years and until such director’s successor is elected and qualified;

2.	Approval of an amendment to the Company’s 2019 Equity Incentive Plan to increase the number of authorized shares of common stock reserved for issuance by 1,000,000 shares;

3.	Approval of an amendment to the Company’s Employee Stock Purchase Plan to increase the number of authorized shares of common stock reserved for issuance by 1,000,000 shares;

4.	To grant the Board of Directors of the Company discretionary authority to amend the Company’s Certificate of Incorporation, as amended, to effect a reverse stock split of its common stock within the range of 1-for-2 to 1-for-10 with the exact ratio (the “Reverse Stock Split Ratio”), if any, to be determined by the Board of Directors, but not later than one year after stockholder approval thereof (the “Reverse Stock Split”);

5.	Ratification of the appointment of EisnerAmper, LLP (“EisnerAmper”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022; and

6.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Only stockholders of record at the close of business on September 16, 2022 are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. We have decided that the Annual Meeting will be held in a virtual format only, via the Internet, with no physical in-person meeting. We are pleased to use the latest technology to increase access, to improve communication and to obtain cost savings for our stockholders and the Company. Use of a virtual meeting will enable increased stockholder attendance and participation as stockholders can participate from any location. Stockholders will have the ability to attend, vote and submit questions shortly before and during the virtual meeting from any location via the Internet at www.virtualshareholdermeeting.com/IDXG2022.

A complete list of these stockholders will be available in electronic form at the Annual Meeting and will be accessible for ten days prior to the Annual Meeting. If you would like to inspect the list, please call Thomas W. Burnell, the Company’s President and Chief Executive Officer, at 862-955-2795 to obtain a digital copy of the list for the inspection prior to the Annual Meeting. All stockholders are cordially invited to virtually attend the Annual Meeting.

We look forward to greeting personally those stockholders who are able to attend the meeting online. However, whether or not you plan to join us at the meeting, it is important that your shares be represented. Stockholders of record at the close of business on September 16, 2022 are entitled to notice of and to vote at the meeting. We will be using the “Notice and Access” method of providing proxy materials to you via the Internet. On or about September 20, 2022, we will mail to our stockholders a Notice Regarding the Availability of Proxy Materials for the Annual Meeting (“Notice”) containing instructions on how to access our Proxy Statement and our 2021 Annual Report on Form 10-K, as amended, and vote electronically via the Internet. The Notice also contains instructions on how to receive a printed copy of your proxy materials.

Your vote is important regardless of the number of shares you own. Whether or not you plan to attend the virtual Annual Meeting, we encourage you to read the Proxy Statement and submit your proxy or voting instructions as soon as possible by Internet, telephone or mail. For specific instructions on how to vote your shares, please refer to the instructions in the section entitled “General Information About the Annual Meeting and Voting” beginning on page 5 of the Proxy Statement or your attached proxy card.

By order of the Board of Directors,

/s/ Thomas W. Burnell
Thomas W. Burnell
President & Chief Executive Officer

Dated: September 20, 2022

Important Notice Regarding the Availability of Proxy

Materials for the Annual Meeting of Stockholders to Be Held

on November 10, 2022

The Company’s Proxy Statement for the 2022 Annual Meeting of Stockholders and

Annual Report are also available on the Internet at

www.proxyvote.com

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TABLE OF CONTENTS

Page

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING	5

PROPOSAL NO. 1 — Election of One Class I director nominee named in the Proxy Statement, who will serve for a term of three years and until such director’S successor IS elected and qualified	13

DIRECTOR BIOGRAPHIES AND QUALIFICATIONS	14

INFORMATION ABOUT THE COMPENSATION OF OUR DIRECTORS	17

PROPOSAL NO. 2 — Approval of an amendment to the Company’s 2019 Equity Incentive Plan to increase the number of authorized shares of common stock reserved for issuance by 1,000,000 shares	18

PROPOSAL NO. 3 — Approval of an amendment to the Company’s Employee Stock Purchase Plan to increase the number of authorized shares of common stock reserved for issuance by 1,000,000 shares	24

PROPOSAL NO. 4 — To grant the Board of Directors of the Company discretionary authority to amend the Company’s Certificate of Incorporation, as amended, to effect a reverse stock split of its common stock within the range of 1-for-2 to 1-for-10 with the exact ratio (the “Reverse Stock Split Ratio”), if any, to be determined by the Board of Directors, but not later than one year after stockholder approval thereof (the “Reverse Stock Split”)	27

PROPOSAL NO. 5 — RATIFICATION OF APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	35

AUDIT COMMITTEE MATTERS AND FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	36

AUDIT COMMITTEE REPORT	37

GOVERNANCE OF THE COMPANY	38

EXECUTIVE OFFICERS	42

INFORMATION ABOUT OUR EXECUTIVE COMPENSATION	43

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	47

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	49

OTHER MATTERS	52

ADDITIONAL INFORMATION	52

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PROXY STATEMENT

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why are you receiving these proxy materials?

We have made these materials available to you electronically in connection with the solicitation of proxies on behalf of our board of directors (the “Board”) for use at our 2022 Annual Meeting of Stockholders (the “Annual Meeting”). This Proxy Statement describes the matters on which you, as a stockholder, are entitled to vote. It also gives you information on these matters so that you can make an informed decision.

Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

In accordance with rules adopted by the Securities and Exchange Commission (“SEC”), we are providing access to our proxy materials over the Internet. Accordingly, we are sending a Notice Regarding the Availability of Proxy Materials for the Annual Meeting (the “Notice”) to our stockholders of record and beneficial owners as of the record date (for more information on the record date, see “—  Who is entitled to vote at the Annual Meeting?”). The mailing of the Notice to our stockholders is scheduled to begin on or about September 20, 2022. All stockholders will have the ability to access the proxy materials and our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as amended (the “Annual Report”) on a website referred to in the Notice or to request to receive a printed set of the proxy materials and the Annual Report. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. Stockholders may also request to receive proxy materials and our Annual Report in printed form by mail or electronically by email on an ongoing basis.

How do I get electronic access to the proxy materials?

The Notice will provide you with instructions regarding how you can:

●	View our proxy materials for the Annual Meeting and our Annual Report on the Internet; and

●	Instruct us to send our future proxy materials to you electronically by email.

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Choosing to receive your future proxy materials by email will save us the cost of printing and mailing documents to you, and will reduce the impact of printing and mailing these materials on the environment. Stockholders may also request to receive proxy materials and our Annual Report in printed form by mail or electronically by email on an ongoing basis. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.

What items will be voted on at the Annual Meeting?

The following proposals are scheduled for a vote at the Annual Meeting:

1.	Election of one Class I director nominee named in the Proxy Statement, who will serve for a term of three years and until such director’s successor is elected and qualified;

2.	Approval of an amendment to the Company’s 2019 Equity Incentive Plan to increase the number of authorized shares of common stock reserved for issuance by 1,000,000 shares;

3.	Approval of an amendment to the Company’s Employee Stock Purchase Plan to increase the number of authorized shares of common stock reserved for issuance by 1,000,000 shares;

4.	To grant the Board of Directors of the Company discretionary authority to amend the Company’s Certificate of Incorporation, as amended, to effect a reverse stock split of its common stock within the range of 1-for-2 to 1-for-10 with the exact ratio (the “Reverse Stock Split Ratio”), if any, to be determined by the Board of Directors, but not later than one year after stockholder approval thereof (the “Reverse Stock Split”);

5.	Ratification of the appointment of EisnerAmper, LLP (“EisnerAmper”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022; and
6.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

In addition, management will be available to respond to questions from stockholders.

What are the Board’s voting recommendations?

The Board’s recommendations are set forth together with the description of each item in this Proxy Statement. In summary, the Board recommends a vote FOR Proposal Nos. 1, 2, 3, 4 and 5.

Who is entitled to vote at the Annual Meeting?

Stockholders of record at the close of business on the Record Date may vote at the Annual Meeting. There were 4,246,297 shares of our common stock and 47,000 shares of our Series B convertible preferred stock, par value $0.01 per share (the “Series B Preferred Stock”), outstanding on September 16, 2022 (the “Record Date”). As of the date of this Proxy Statement, the two Series B Preferred Stock stockholders, on an as-converted basis, control an aggregate of sixty-six percent (66%) (7,833,332 shares) of our outstanding shares of common stock through their holdings of the Series B Preferred Stock. A complete list of these stockholders will be available in electronic form at the Annual Meeting and will be accessible for ten days prior to the Annual Meeting. If you would like to inspect the list, please call Thomas W. Burnell, the Company’s President and Chief Executive Officer, at 862-955-2795 to obtain a digital copy of the list for the inspection prior to the Annual Meeting. All stockholders are cordially invited to attend the virtual Annual Meeting.

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What are the voting rights of the holders of our common stock?

Each outstanding share of our common stock will be entitled to one vote per share on each matter considered at the Annual Meeting.

What are the voting rights of the holders of our preferred stock?

Each outstanding share of our Series B Preferred Stock will be entitled to vote on each matter considered at the Annual Meeting. Each holder of outstanding shares of our Series B Preferred Stock will be entitled to cast the number of votes equal to the number of whole shares of common stock into which the shares of Series B Preferred Stock held by such holder are convertible as of the Record Date. Except as provided by law or by our Certificate of Incorporation (which includes the Certificate of Designation of Preferences, Rights and Limitations of Series B Convertible Preferred Stock (the “Certificate of Designation of Series B Preferred Stock”)), holders of Series B Preferred Stock will vote together with the holders of common stock as a single class and on an as-converted to common stock basis.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Record Owners

If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC (“AST”), you are the stockholder of record with respect to those shares, and the Proxy Statement and the form of proxy have been sent directly to you.

Beneficial Owners

Many stockholders hold their shares through a broker, trustee, or other nominee, rather than directly in their own name. If your shares are held in a brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in “street name.” The Proxy Statement and the form of voting instruction card has been forwarded to you by your broker, trustee, or other nominee who is considered, with respect to those shares, the stockholder of record.

How can you vote?

Record Owners and Beneficial Owners Who Have Been Provided With a 16-Digit Control Number

If you are a record holder, meaning your shares are registered in your name and not in the name of a broker, trustee, or other nominee, or a beneficial owner who has been provided by your broker with a 16-digit control number, you may vote:

1. Over the Internet – If you have Internet access, you may authorize the voting of your shares by accessing www.proxyvote.com and following the instructions set forth in the proxy materials. You must specify how you want your shares voted or your vote will not be completed and you will receive an error message. Your shares will be voted according to your instructions. You can also vote during the meeting by visiting www.virtualshareholdermeeting.com/IDXG2022 and having available the control number included on your proxy card or on the instructions that accompanied your proxy materials.

2. By Telephone – If you are a registered stockholder, you may call toll-free 1-800-690-6903 to vote by telephone. If you are a beneficial owner who has been provided with a control number on the voting instruction form that accompanied your proxy materials, you may call toll-free 1-800-454-8683 to vote by telephone. Your shares will be voted according to your instructions.

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3. By Mail If You Are a Record Owner – Complete and sign the attached WHITE proxy card and mail it in the enclosed postage prepaid envelope. Your shares will be voted according to your instructions. If you sign your WHITE proxy card but do not specify how you want your shares voted, they will be voted as recommended by our Board. Unsigned proxy cards will not be voted.

Beneficial Owners

As the beneficial owner, you have the right to direct your broker, trustee, or other nominee on how to vote your shares. In most cases, when your broker provides you with proxy materials, they will also provide you with a 16-digit control number, which will allow you to vote as described above or at the Annual Meeting. If your broker has not provided you with a 16-digit control number, please contact your broker for instructions on how to vote your shares.

Beneficial Owners and Broker Non-Votes

Brokers, trustees, or other nominees who hold shares in street name for customers have the discretion to vote those shares with respect to certain matters if they have not received instructions from the beneficial owners. Brokers, trustees, or other nominees will have this discretionary authority with respect to “routine” matters such as Proposal No. 4, the grant of discretionary authority to the Board to effect the Reverse Stock Split and Proposal No. 5, the ratification of the appointment of our independent registered public accounting firm, EisnerAmper.

Proposal Nos. 1, 2 and 3 are “non-routine” matters for which discretionary voting power does not exist under applicable rules. A broker, trustee, or other nominee cannot vote without instructions on non-routine matters, and therefore, broker non-votes may exist in connection with Proposal Nos. 1, 2 and 3. For Proposal No. 1, the election of one director, votes may be cast in favor of or withheld with respect to the nominee; votes that are withheld and broker non-votes will be excluded entirely from the vote and will therefore have no effect on the outcome of the vote. Proposal No. 2, the approval of an amendment to the 2019 Equity Incentive Plan, and Proposal No. 3, the approval of an amendment to the Company’s Employee Stock Purchase Plan, require the affirmative vote of a majority of the votes cast at the Annual Meeting. Broker non-votes will not affect the outcome of such proposals.

How can you attend the Annual Meeting?

We will be hosting the Annual Meeting live via audio webcast. Any stockholder can attend the Annual Meeting live online at www.virtualshareholdermeeting.com/IDXG2022. If you were a stockholder as of the Record Date with a 16-digit control number, or a beneficial owner who has been provided by your broker with a 16-digit control number, or you hold a valid proxy for the Annual Meeting, you can vote at the Annual Meeting. A summary of the information you need to attend the Annual Meeting online is provided below:

●	Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/IDXG2022.

●	Assistance with questions regarding how to attend and participate via the Internet will be provided at www.virtualshareholdermeeting.com/IDXG2022 on the day of the Annual Meeting.

●	Webcast will start on November 10, 2022, at 4:00 p.m. Eastern Time.

●	You will need your 16-digit control number to enter the Annual Meeting.

●	Stockholders may submit questions while attending the Annual Meeting via the Internet.

●	Webcast replay of the Annual Meeting will be available until November 10, 2023.

To attend and participate in the Annual Meeting, you will need the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date.

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Why hold a virtual meeting?

We are excited to use the latest technology to provide expanded access, improved communication and cost savings for our stockholders and the Company while providing stockholders the same rights and opportunities to participate as they would have at an in-person meeting. We believe the virtual meeting format enables increased stockholder attendance and participation because stockholders can participate from any location around the world.

How do I ask questions at the virtual Annual Meeting?

Shortly before and during the virtual Annual Meeting, you may only submit questions in the question box provided at www.virtualshareholdermeeting.com/IDXG2022. We will respond to as many inquiries at the virtual Annual Meeting as time allows.

What if during the check-in time or during the virtual Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Annual Meeting website. If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting website log-in page.

Can you change your vote or revoke your proxy?

If you are a stockholder of record or a beneficial owner who has been provided by your broker with a 16-digit control number, you may revoke your proxy or change your vote by (i) following the instructions in the proxy materials and entering a new vote by telephone or over the Internet up until 11:59 p.m. Eastern Time on November 9, 2022, (ii) attending the Annual Meeting online and voting electronically during the meeting (although attendance at the virtual Annual Meeting will not in and of itself revoke a proxy unless you properly vote electronically during the Annual Meeting or specifically request that your prior proxy be revoked by delivering a written notice of revocation prior to the Annual Meeting), or (iii) entering a new vote by mail. Any written notice of revocation or subsequent proxy card must be received by the Secretary of the Company prior to the holding of the vote at the virtual Annual Meeting at 4:00 p.m., Eastern Time, on November 10, 2022. Such written notice of revocation or subsequent proxy card should be sent to the Company’s principal executive offices at Morris Corporate Center 1, Building C, 300 Interpace Parkway, Parsippany, New Jersey 07054, Attention: Corporate Secretary.

If you are the beneficial owner of shares held in street name, you must submit new voting instructions to your broker, trustee, or other nominee in accordance with the instructions you have received from them. The last proxy or vote that we receive from you will be the vote that is counted.

What is a proxy?

A proxy is a person you appoint to vote on your behalf. By using any of the methods discussed above, you will be appointing as your proxies Thomas W. Burnell, our President and Chief Executive Officer and a member of the Board, and Robert Gorman, the Chairman of the Board. They may act together or individually on your behalf, and will have the authority to appoint a substitute to act as proxy. If you are unable to attend the Annual Meeting, please use the means available to you to vote by proxy so that your shares of common stock (including the Series B Preferred Stock on an as converted to common stock basis, voting as a single class) may be voted.

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How will your proxy vote your shares?

Your proxy will vote according to your instructions. Unless otherwise directed in the proxy card, the proxy holders will vote the shares represented by a properly executed proxy:

1.	FOR election of one Class I director nominee named in the Proxy Statement, who will serve for a term of three years and until such director’s successor is elected and qualified (Proposal No. 1);

2.	FOR approval of an amendment to the Company’s 2019 Equity Incentive Plan to increase the number of authorized shares of common stock reserved for issuance by 1,000,000 shares (Proposal No. 2);

3.	FOR approval of an amendment to the Company’s Employee Stock Purchase Plan to increase the number of authorized shares of common stock reserved for issuance by 1,000,000 shares (Proposal No. 3);

4.	FOR granting the Board of Directors of the Company discretionary authority to amend the Company’s Certificate of Incorporation, as amended, to effect the Reverse Stock Split (Proposal No. 4); and

5.	FOR ratification of the appointment of EisnerAmper as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 (Proposal No. 5).

What constitutes a quorum?

A quorum is necessary in order to conduct the Annual Meeting. A quorum will be present at the Annual Meeting if holders of a majority of the shares of common stock (including the Series B Preferred Stock on an as converted to common stock basis, voting as a single class) outstanding on the Record Date are represented at the Annual Meeting in person virtually or by proxy. For the purpose of electing a director, the presence in person virtually or by proxy of the holders of a majority of the voting power of the Company’s outstanding securities constitutes a quorum for the purposes of electing such director. As of the date of this Proxy Statement, two investors, on an as-converted basis, control an aggregate of sixty-six percent (66%) of our outstanding shares of common stock through their holdings of the Series B Preferred Stock.

Virtual attendance at the Annual Meeting constitutes presence in person for purposes of quorum. If you choose to have your shares represented by proxy at the Annual Meeting, you will be considered part of the quorum. Broker non-votes and abstentions will be counted as present for the purpose of establishing a quorum. If a quorum is not present at the Annual Meeting, the stockholders present in person virtually or by proxy may adjourn the meeting to a date when a quorum is present. If an adjournment is for more than 30 days or a new record date is fixed for the adjourned meeting, we will provide notice of the adjourned meeting to each stockholder of record entitled to vote at the Annual Meeting.

What vote is required to approve each matter and how are votes counted?

Proposal No. 1: Election of one Class I director nominee named in the Proxy Statement, who will serve for a term of three years and until such director’s successor is elected and qualified.

The election of the director nominee for whom we are soliciting proxies requires a plurality of the votes of the shares cast in person virtually or represented by proxy at the Annual Meeting. Accordingly, the directorship to be filled at the Annual Meeting will be filled by the nominee receiving the highest number of votes cast “FOR” such nominee. In the election of such a director, votes may be cast in favor of or withheld with respect to the nominee; votes that are withheld and broker non-votes will be excluded entirely from the vote and will therefore have no effect on the outcome of the vote.

Proposal No. 2: Approval of an amendment to the Company’s 2019 Equity Incentive Plan to increase the number of authorized shares of common stock reserved for issuance by 1,000,000 shares.

A majority of the votes of the shares of common stock (including the Series B Preferred Stock, on an as converted to common stock basis, voting as a single class) cast at the Annual Meeting is required to approve this proposal. Accordingly, abstentions and broker non-votes, if any, will not affect the outcome of the vote for Proposal No. 2.

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Proposal No. 3: Approval of an amendment to the Company’s Employee Stock Purchase Plan to increase the number of authorized shares of common stock reserved for issuance by 1,000,000 shares.

A majority of the votes of the shares of common stock (including the Series B Preferred Stock, on an as converted to common stock basis, voting as a single class) cast at the Annual Meeting is required to approve this proposal. Accordingly, abstentions and broker non-votes, if any, will not affect the outcome of the vote for Proposal No. 3.

Proposal No. 4: To grant the Board of Directors of the Company discretionary authority to amend the Company’s Certificate of Incorporation, as amended, to effect the Reverse Stock Split.

The affirmative vote by the holders of a majority of our outstanding voting securities (including the Series B Preferred Stock, on an as converted to common stock basis, voting as a single class) is required to approve this proposal. Accordingly, abstentions and broker non-votes will count as a vote “AGAINST” Proposal No. 4.

Proposal No. 5: Ratification of appointment of EisnerAmper as our independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2022.

A majority of the votes of the shares of common stock (including the Series B Preferred Stock, on an as converted to common stock basis, voting as a single class) cast at the Annual Meeting is required to approve this proposal. Accordingly, abstentions and broker non-votes, if any, will not affect the outcome of the vote for Proposal No. 5.

Who counts the votes?

We have engaged Broadridge Financial Solutions, Inc. (“Broadridge”) as our independent agent to tabulate stockholder votes. If you are a stockholder of record or a beneficial owner who has been provided by your broker with a 16-digit control number, and you choose to vote over the Internet (either prior to or during the meeting) or by telephone, Broadridge will access and tabulate your vote electronically, and if you choose to sign and mail your proxy card, your executed proxy card is returned directly to Broadridge for tabulation. As noted above, if you hold your shares through a broker, your broker (or its agent for tabulating votes of shares held in street name, as applicable) returns one proxy card to Broadridge on behalf of all its clients.

How does the Board recommend that you vote?

As to the proposals to be voted on at the Annual Meeting, the Board unanimously recommends that you vote:

●	FOR Proposal No. 1, the election of one Class I director nominee named in this Proxy Statement;

●	FOR Proposal No. 2, to increase the number of authorized shares of common stock reserved for issuance under the Company’s 2019 Equity Incentive Plan by 1,000,000 shares;

●	FOR Proposal No. 3, to increase the number of authorized shares of common stock reserved for issuance under the Company’s Employee Stock Purchase Plan by 1,000,000 shares;

●	FOR Proposal No. 4, for granting the Board of Directors of the Company discretionary authority to amend the Company’s Certificate of Incorporation, as amended, to effect the Reverse Stock Split;

●	FOR Proposal No. 5, the ratification of appointment of EisnerAmper as our independent registered public accounting firm for the fiscal year ending December 31, 2022; and

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Why are you being asked to ratify the appointment of EisnerAmper as our independent registered public accounting firm?

Although stockholder approval of the Audit Committee of the Board’s (the “Audit Committee”) selection of EisnerAmper as our independent registered public accounting firm is not required, we believe that it is advisable to give stockholders an opportunity to ratify this selection. If Proposal No. 5 is not approved at the Annual Meeting, the Audit Committee has agreed to reconsider its selection of EisnerAmper, but will not be required to take any action.

Are there other matters to be voted on at the Annual Meeting?

We do not know of any other matters that may come before the Annual Meeting other than the aforementioned matters. If any other matters are properly presented to the Annual Meeting, the persons named as proxies in the attached WHITE proxy card intend to vote or otherwise act in accordance with their judgment on the matter.

Where can you find the voting results?

Voting results will be reported in a Current Report on Form 8-K, which we will file with the SEC within four (4) business days following the Annual Meeting.

Who is soliciting proxies, how are they being solicited, and who pays the cost?

The solicitation of proxies is being made on behalf of our Board, and we will pay the expenses of the preparation of proxy materials and the solicitation of proxies for the Annual Meeting. In addition to the solicitation of proxies by mail, solicitation may be made telephonically, electronically, or by other means of communication by certain of our directors, officers or employees who will not receive additional compensation for those services. If you choose to access the proxy materials or Annual Report and/or vote over the Internet, you are responsible for Internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur. We will reimburse brokers and other nominees for costs incurred by them in mailing proxy materials to beneficial owners in accordance with applicable rules.

Who is our independent registered public accounting firm, and will they be represented at the Annual Meeting?

EisnerAmper is expected to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2022 and to audit our financial statements for such year. We expect that one or more representatives of EisnerAmper will be available for the Annual Meeting. They will have an opportunity to make a statement, if they desire, and will be available to answer appropriate questions during the Annual Meeting.

What is “householding” and where can you obtain additional copies of the proxy materials?

For information about householding and how to request additional copies of proxy materials, please see the section captioned “Additional Information — Householding”.

What should I do if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials, your shares are likely registered in more than one name or brokerage account. Please follow the voting instructions on each proxy or voting instruction card that you receive to ensure that all of your shares are voted.

Contact for Questions About this Proxy Statement

If you have additional questions about this Proxy Statement or the meeting, please contact Thomas W. Burnell, by telephone at 862-955-2795 or by email at tburnell@interpace.com.

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PROPOSAL NO. 1 –

ELECTION OF DIRECTOR

Currently, the authorized number of directors to the Board is seven, divided into three classes with two directors in Class I, three directors in Class II and two directors in Class III. Directors serve for three-year terms. The terms of our Class I directors, Messrs. Aggarwal and Sullivan, will expire at the Annual Meeting; The terms of our two Class III directors, Messrs. Burnell and Keegan will expire at the 2023 annual meeting, and the terms of our three Class II directors, Messrs. Chan, Gorman, and Rocca, will expire at the 2024 annual meeting.

NAME	CLASS (1)	AGE	PRINCIPAL OCCUPATION OR EMPLOYMENT
Vijay Aggarwal	I	73	Managing Partner, The Channel Group
Thomas W. Burnell	III	60	President and Chief Executive Officer of Interpace Biosciences, Inc.
Edward Chan	II	39	Employee of 1315 Capital Management, LLC
Robert Gorman	II	64	Managing Partner of MLC, LLC
Joseph Keegan, Ph.D.	III	69	Independent Investor
Fortunato Ron Rocca	II	61	President and Chief Executive Officer of Exagen Inc.
Stephen J. Sullivan	I	75	Founder, CRO Advisors LLC

(1) The term of the Class I directors expires in 2022; the term of the Class II directors expires in 2023; and the term of the Class III directors expires in 2024.

At the Annual Meeting, two Class I directors will be elected to serve until the annual meeting of stockholders in 2025 and until such director’s successor is elected and qualified. Stephen J. Sullivan is the Board’s nominee for election by the holders of the common stock as a Class I director. Stephen J. Sullivan has been approved, recommended and nominated for election to the Board by the Nominating and Corporate Governance Committee (the “Nominating Committee”) and by the Board. The accompanying proxy will be voted for the election of Stephen J. Sullivan, unless the proxy contains instructions otherwise. Management has no reason to believe that Stephen J. Sullivan will not stand for election or will be unable to serve. However, in the event that Stephen J. Sullivan should become unable or unwilling to serve as a director, the proxy will be voted for the election of such person or persons as shall be designated by the Board.

As further discussed below, the holders of the Series B Preferred Stock, voting as a separate class, are entitled to elect one Class I director (the “Series B Director”). Vijay Aggarwal has been designated for election as a Series B Director nominee by Ampersand, the holder of 28,000 outstanding shares of the Series B Preferred Stock, and has been approved, recommended and nominated by the Board. The holders of common stock are not entitled to vote in the election of Vijay Aggarwal. The biographies and qualifications of the members of the Board, including our proposed director nominee, Mr. Sullivan, and the Series B Director nominee, Mr. Aggarwal, are set forth below under the heading “Director Biographies and Qualifications”.

The holders of the Series B Preferred Stock, voting as a separate class, are entitled to certain director designation rights under our Certificate of Incorporation. These rights are dependent on holdings of outstanding Series B Preferred Stock. Specifically, the Certificate of Designation of Series B Preferred Stock provides that, for so long as Ampersand 2018 Limited Partnership (“Ampersand”) or 1315 Capital II, L.P. (“1315 Capital”, and together with Ampersand, each a “Series B Investor” and collectively, the “Series B Investors”) holds at least sixty percent (60%) of the Series B Preferred Stock issued to it on the Issuance Date (as defined therein), such Series B Investor will be entitled to elect two directors to the Board, provided that one of the directors qualifies as an “independent director”. However, if at any time such Series B Investor holds less than sixty percent (60%), but at least forty percent (40%), of the Series B Preferred Stock issued to them on the Issuance Date, such Series B Investor would only be entitled to elect one director to the Board. Any director elected pursuant to the terms of the Certificate of Designation of Series B Preferred Stock may be removed without cause by, and only by, the affirmative vote of the holders of Series B Preferred Stock. A vacancy in any directorship filled by the holders of Series B Preferred Stock may be filled only by vote or written consent in lieu of a meeting of such holders of Series B Preferred Stock or by any remaining director or directors elected by such holders of Series B Preferred Stock.

Based on the holdings of the issued and outstanding Series B Preferred Stock as of the date hereof, two holders of Series B Preferred Stock are each entitled to elect two directors to the Board and have designated Messrs. Chan and Rocca, by 1315 Capital, and Messrs. Gorman and Aggarwal, by Ampersand. The holders of common stock are not entitled to vote in the election of such Series B Investor director designees.

Vote Required

The election of the one director nominee for whom we are soliciting proxies, requires a plurality of the votes of the shares cast in person virtually or represented by proxy at the Annual Meeting. Accordingly, the directorship to be filled at the Annual Meeting will be filled by the nominee receiving the highest number of votes cast “FOR” such nominee. In the election of such director, votes may be cast in favor of or withheld with respect to the nominee; votes that are withheld and broker non-votes will be excluded entirely from the vote and will therefore have no effect on the outcome of the vote.

The Board Recommends a Vote FOR the Election of the Nominee Listed Above and Proxies that Are Returned Will Be So Voted Unless Otherwise Instructed.

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DIRECTOR BIOGRAPHIES AND QUALIFICATIONS

The biographies and qualifications of the members of the Board are set forth below. No director is related to any of our other directors, executive officers, or persons nominated or chosen by the Company to become a director or executive officer that would require disclosure pursuant to Item 401(d) of Regulation S-K. Likewise, there are no family relationships between any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer that would require disclosure pursuant to Item 401(d) of Regulation S-K.

Vijay Aggarwal, Class I Director and Ampersand Designee. Dr. Vijay Aggarwal was designated as a director by Ampersand as holder of Series B Preferred Stock, and thereby appointed and elected as a director effective February 1, 2022, replacing Eric B. Lev as designee of Ampersand 2018 Limited Partnership (“Ampersand Fund”). Dr. Aggarwal serves as Chair of the Board’s Compliance and Regulatory Committee (“Regulatory Compliance Committee”) which was formerly part of the Company’s Audit Committee and was formed in January 2020 and as a member of the Board’s Nominating Committee. Currently a Managing Partner of The Channel Group, Dr. Aggarwal provides strategic advisory and capital formation services to companies with operations or investments in the clinical diagnostics, molecular diagnostic, and anatomic pathology sectors. He is also an active investor in early-stage medical technology companies. Prior to The Channel Group, he served as CEO of Vaxigenix, a pharmaceutical company developing vaccine treatments for colorectal cancer. From 2004-2009, Dr. Aggarwal was President and CEO of Aureon Laboratories, Inc., a predictive pathology company offering advanced tissue analysis services to practicing physicians and the pharmaceutical industry. From 2001 to 2004, he served as President of AAI Development Services, Inc., a global contract research and development services company serving the pharmaceutical and biotech industries. In 1999, following the acquisition of SmithKline Beecham Clinical Laboratories by Quest Diagnostics, Dr. Aggarwal led the team that planned the integration of the two companies and served on the Chairman’s Council. In addition, he served as President of Quest Diagnostic Ventures, where his responsibilities included new technology, new business models, clinical trials testing, and direct–to-consumer strategies.

Dr. Aggarwal spent 14 years with SmithKline Beecham Clinical Laboratories (“SBCL”), the clinical laboratory operations of SmithKline Beecham plc. During his tenure with the company, he held many positions, including Director of Business Development, Executive Vice President of Laboratories, having direct responsibility for all of SBCL’s U.S.-based laboratories, and as Vice President of Managed Care, responsible for third party reimbursement.

Early in his career, Dr. Aggarwal spent 8 years at Bio Science Laboratories, finishing his time with the company as Manager of Toxicology and Special Chemistry. He currently holds Board positions at Accugenomics, Allergenis, Moleculera and Slone Partners. Previous Board positions include Hycor Biomedical, Targeted Diagnostics and Therapeutics and ViraCor IBT Laboratories. He earned a BA in Chemistry from Case Western Reserve University and a Ph.D. in Pharmacology/Toxicology from the Medical College of Virginia.

Dr. Aggarwal brings extensive leadership in clinical diagnostic services as well as institutional and individual investment experience.

Thomas W. Burnell, Class III Director. Effective December 1, 2020, Mr. Burnell was named President, Chief Executive Officer and a director of the Company. From October 15, 2019 until November 30, 2020, he served as President and Chief Executive Officer of Cardiovascular Clinic of Nebraska LLC, a medical treatment facility focused on diagnosis and treatment of cardiac and vascular disorders, and from October 2, 2017 until November 29, 2017 he served as Chief Executive Officer and a director of True Nature Holding, Inc., a public company now known as Mitesco, Inc. that focuses on development and acquisition of innovative technologies. From July 16, 2016 until March 31, 2017, Mr. Burnell was the President of Boston Heart Diagnostics Corporation, a diagnostics subsidiary of Eurofins Scientific, Inc. (“Eurofins”). From January 2014 to December 2016, Mr. Burnell was an Operating Partner of Ampersand Capital Partners, a private equity firm and the manager of private equity funds that are a major stockholder of the Company, where he represented Ampersand’s investment in a dietary supplement manufacturer, Elite One Source Nutrisciences, Inc., as its President and Chief Executive Officer. From October 2014 until May 2016, Mr. Burnell served as Executive Chairman of Accuratus Lab Services, Inc., a provider of laboratory testing services, and from September 2012 until July 2014 he was President and Chief Executive Officer of Viracor-IBT Laboratories, Inc., a specialty testing laboratory with an emphasis on the transplant market, during which time it was majority-owned by Ampersand prior to its sale to Eurofins. Mr. Burnell performed the above-described services, except for his services to us, as the Co-Owner, General Partner, and Chief Executive Officer of Milestone Business Management, a consulting firm focused on strategic, financial, and organizational performance of food, pharmaceutical, and life science companies.

In addition, from September 2005 until August 2010, Mr. Burnell served as President and Chief Executive Officer of Nebraska Heart Institute Heart Hospital, a hospital which was acquired during his tenure by Catholic Health Initiatives. From February 2001 until August 2005, he was President and Chief Executive Officer of Eurofins, a U.S. wholly owned subsidiary of Eurofins Scientific Group, a publicly held company (“Eurofins Group”). From September 2000 until June 2002, he was President and Chief Executive Officer of GenomicFX, Inc., a leader in livestock and aquaculture genomics. From June 1989 until July 2000, Mr. Burnell held various senior management positions at ContiGroup Companies, Inc., a global agriculture, food and nutrition company. Mr. Burnell holds a PhD in Nutrition from the University of Kentucky and a BS and MS in animal sciences and nutrition, respectively, from the University of Nebraska-Lincoln.

Mr. Burnell has extensive leadership experience in the healthcare, biotechnology, laboratory sciences and manufacturing sectors.

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Edward Chan, Class II Director and 1315 Capital Designee. Edward Chan was designated as a director by 1315 Capital as a holder of the Company’s Series B Preferred Stock and thereby appointed and elected to the Board effective January 15, 2020 and was subsequently named to the Board’s Compensation & Management Development Committee (the “Compensation Committee”), Nominating Committee, and Regulatory Compliance Committee. Since October 2016, Mr. Chan has served as an employee of 1315 Capital Management, LLC, a Philadelphia-based firm that provides expansion and growth capital to healthcare companies and is affiliated with 1315 Capital. Mr. Chan has over 14 years of experience in healthcare investing. From 2012 to 2016, Mr. Chan was a vice president at NaviMed Capital Advisors, LLC, a lower middle-market healthcare investment firm and an associate at Siemens Venture Capital, the investment arm of Siemens. Mr. Chan started his career developing and commercializing a molecular diagnostic product at a venture backed company and has been involved in several diagnostics and biopharma services investments including China Diagnostics Medical Corporation (acquired by Actis Capital), BioImagene, Inc. (acquired by Roche Holding AG), RadPharm, Inc. (acquired by JLL Partners), Cylex, Inc. (acquired by Viracor-IBT Laboratories, Inc.), Sequenom, Inc. (acquired by Laboratory Corporation of America Holdings) and Genoptix, Inc. (acquired by NeoGenomics, Inc.). He currently serves on the board of the private company Homestead Smart Health Plans LLC and the board of Integration Health Holdings, LLC. Mr. Chan received a BSc in Biomedical Engineering from Johns Hopkins University and an M.B.A. from the Wharton School at the University of Pennsylvania.

Mr. Chan’s designation as director brings to the Board experience in expanding healthcare companies and biomedical engineering and business backgrounds.

Robert Gorman, Class II Director and Ampersand Designee. Robert Gorman was initially designated as director on October 17, 2019 by Ampersand as holder of the Company’s Series A Convertible Preferred Stock, which is no longer outstanding, and thereby appointed and elected to the Board and was re-designated as director by Ampersand as holder of Series B Preferred Stock and thereby re-appointed and re-elected to the Board effective January 15, 2020. On January 22, 2020, the Company named Mr. Gorman to the Compensation Committee and the Regulatory Compliance Committees. On April 16, 2020, Mr. Gorman resigned as a member of the Compensation Committee and was appointed as Chairman of the Board. Mr. Gorman’s experience includes over 30 years in healthcare leadership positions. The majority of his career has been in the laboratory services industry with both public and private companies. After leaving public accounting, he served as Operations Controller for Home Medical Systems, Inc., a company focused on the roll-up of the durable medical equipment business in the United States and sold to Beverly Enterprises. He joined Central Diagnostic Laboratory, the largest independent laboratory at the time, as East Coast Controller, which was acquired by Corning Clinical Laboratory (now known as Quest Diagnostics Incorporated). He spent over 20 years at Quest Diagnostics Incorporated. While at Quest Diagnostics Incorporated, he held various leadership roles including responsibility for the New York and New England laboratories and the East Region, and he ultimately became the Vice President of U.S. operations. After retiring from Quest Diagnostics Incorporated, Mr. Gorman along with WaterStreet Healthcare Partners acquired Converge Diagnostic Services LLC in 2009, where he served as Chief Executive Officer. He helped transform Converge Diagnostic Services LLC into a full-service regional laboratory services company servicing the New England market. After approximately four and a half years, Converge Diagnostics Services LLC was acquired by Quest Diagnostics Incorporated. Mr. Gorman served as Senior Vice President of U.S. Clinical Diagnostics for Eurofins Scientific Group, an international laboratory company (OTC: ERFSF) (“Eurofins”), with responsibility for clinical diagnostic businesses in the U.S from January 2017 to July 2018. Since July 2018, Mr. Gorman serves as a consultant for MLC, LLC, for which he is also the managing partner. Mr. Gorman has served on several for profit and not for profit boards, including for Eurofins’s subsidiary Boston Heart Diagnostics Corporation from January 2017 to July 2018. Mr. Gorman earned his B.S. in Accounting from Villanova University.

Mr. Gorman brings leadership in the laboratory services industry in public and private companies, including clinical diagnostic businesses, to the Board.

Joseph Keegan, Class III Director. Joseph Keegan, Ph.D. was appointed to the Board effective January 1, 2016 and was subsequently appointed Chairman of our Audit Committee and our Nominating Committee. Dr. Keegan has more than 30 years of experience in life science businesses. From 2007 to 2012, when it was sold to Pall Corporation, Dr. Keegan was chief executive officer at ForteBio, Inc., a life science tool company, where he helped to lead a financing round and established product development and sales strategies for that company. From 1998 to 2007, Dr. Keegan was chief executive officer at Molecular Devices Corporation (NASDAQ: MDCC), a provider of bioanalytical measurement systems, software and consumables, where Dr. Keegan helped grow the company both internally and through acquisitions. From 1992 to 1998, Dr. Keegan worked at Becton Dickinson and Company, a medical technology company that manufactures and sells medical devices and instrument systems, where he served as President of Worldwide Tissue Culture and Vice President, General Manager of Worldwide Flow Cytometry. From 1988 to 1992, Dr. Keegan was Vice President of the Microscopy and Scientific Instruments Division of Leica, Inc., a life science tool and semiconductor equipment provider. He currently serves on the boards of directors as the chairman of the board for the following privately held companies: Halo Labs (formerly known as Optofluidics, Inc.), Carterra (formerly known as Wasatch Microfluidics, Inc.), and Fluidic Analytics and currently serves on the board of directors of Nuclera Nucleics. In April 2017, he joined the board of ArrayJet Ltd., a privately held Scottish company and is currently chairman of the board. During 2022, Dr. Keegan joined the board of Hayward, CA based Biolog, Inc. Dr. Keegan is a member of the board of directors of Bio-Techne Corporation (NASDAQ: TECH), a publicly held biotech company. Dr. Keegan holds a B.A. in Chemistry from Boston University and a Ph.D. in Physical Chemistry from Stanford University.

Dr. Keegan’s specific qualifications and skills in the areas of life science businesses, product development and sales strategies led the Board to conclude that Dr. Keegan should serve as a director.

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Fortunato Ron Rocca, Class II Director and 1315 Capital Designee. Ron Rocca was elected to the Board as a Class II director on January 22, 2020 following his designation by 1315 Capital as a holder of Series B Preferred Stock. Mr. Rocca was concurrently appointed to the Audit and Compensation Committees. Since December 2011, Mr. Rocca has served as President, Chief Executive Officer and Director of Exagen Inc. (NASDAQ: XGN), a company dedicated to transforming the care continuum for patients suffering from debilitating and chronic autoimmune diseases. From 2005 to October 2011, Mr. Rocca served as Vice President, Sales and Marketing, and as General Manager at Prometheus, a specialty pharmaceutical and diagnostic company which was acquired by Nestlé SA in 2011, where he was responsible for leading the commercial organization, strategic planning and implementation of projects designed to maximize brand sales. Prior to joining Prometheus, Mr. Rocca served as the General Manager of Alpharma Inc., a specialty pharmaceutical company. Earlier in his career, Mr. Rocca served in senior sales and marketing management positions for Elan Pharmaceuticals, Inc., a neuroscience-focused biotechnology company and Janssen Pharmaceuticals, Inc., a pharmaceutical subsidiary of Johnson & Johnson. Mr. Rocca received a B.S. in Marketing and Personnel Management from Towson State University. Mr. Rocca’s extensive knowledge of our business, as well as his over 25 years of experience in the diagnostic and pharmaceutical industries, contributed to our board of directors’ conclusion that he should serve as a director of our Company.

Mr. Rocca brings to the Board extensive experience as an officer at public companies developing healthcare tests.

Stephen J. Sullivan, Class I Director. Stephen J. Sullivan is currently a director and served as Chairman of the Board from June 21, 2016 until April 16, 2020. Mr. Sullivan served as Interim Chairman of the Board from January 1, 2016 to June 20, 2016. Mr. Sullivan joined Interpace as a director in September 2004 and has served as Chairman of various committees of the Board. Mr. Sullivan currently serves as Chairman of the Compensation Committee and a member of the Audit and Nominating Committees. In early 2010, Mr. Sullivan founded CRO Advisors LLC, a specialty consulting firm he continues to head. Previously, Mr. Sullivan was the president and chief executive officer and a member of the board of directors of Harlan Laboratories, Inc. (“Harlan”) (acquired by Huntingdon Life Sciences Inc.), a privately held global provider of preclinical research tools and services, from February 2006 through January 2010, when he retired from that position. Prior to joining Harlan in 2006, Mr. Sullivan was a senior vice president of Covance, Inc. (“Covance”) and the president of Covance Central Laboratories, Inc., a major division of Covance. Prior to joining Covance, Mr. Sullivan was chairman and chief executive officer of Xenometrix, Inc. (“Xenometrix”), a biotechnology company with proprietary gene expression technology. He assisted with the merger of Xenometrix with Discovery Partners International. Prior to Xenometrix, Mr. Sullivan was vice president and general manager of a global diagnostic sector of Abbott Laboratories.

Mr. Sullivan has extensive experience as a director. In 2019, Mr. Sullivan became a director of The Emmes Company, LLC, a clinical research collaborator within the contract research organization industry. In July of 2022, The Emmes Company LLC was sold to New Mountain Capital, at which time Mr. Sullivan resigned from the board. Since April 2018, Mr. Sullivan has been a member of the board of Transnetyx, Inc., a privately held genotyping company. Since May 2015, Mr. Sullivan has been chairman of the board of Analytical Lab Group (formerly known as Microbiology Research Associates), a privately held microbiology services company. In May of 2020, Analytical Lab group was sold to Element, a UK company, at which time Mr. resigned as Chairman and left the board. From April 2011 through March 2019, Mr. Sullivan was chairman of the board of MI Bioresearch, Inc. (formerly known as Molecular Imaging, Inc.), a privately held venture-backed drug discovery services company. In February of 2020, MI Bioresearch was sold to LabCorp, at which time Mr. Sullivan resigned as Chairman and left the board. In January 2016, Mr. Sullivan became chairman of the board of H2O Clinical (acquired by Pharma Start LLC). In July 2016, Mr. Sullivan became chairman of the board of PharmaStart, LLC. As of June 2017, both H20 Clinical and PharmaStart are doing business as Firma Clinical Research, a privately held specialty contract research organization. As of July 2018, Firma Clinical Research has been sold and Mr. Sullivan is no longer a member of its board. From November 2015 until August 2017, Mr. Sullivan was a member of the board of Accel Clinical Research, a phase 1 contract research organization. From June 2013 through January 2016, when the company was sold, Mr. Sullivan was the chairman of the board of BioreclamationIVT, LLC, a privately-owned bio-materials company. From May 2013 through March 2015, when the company was sold, Mr. Sullivan was a member of the board of directors of PHT Corporation (acquired by eResearchTechnology, Inc.), a privately-owned leader in electronic patient recorded outcomes in clinical trials.

Mr. Sullivan graduated from the University of Dayton, was a commissioned officer in the Marine Corps, and completed his M.B.A. in Marketing and Finance at Rutgers University. Mr. Sullivan is currently an adjunct Professor of Management at Georgetown University.

Mr. Sullivan has held senior leadership positions in companies in the life sciences and healthcare services industries. His specific qualifications and skills in the areas of general operations, financial operations and administration, and mergers and acquisitions led the Board to conclude that Mr. Sullivan should serve as a director of the Company.

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INFORMATION ABOUT THE COMPENSATION OF OUR DIRECTORS

Cash Compensation Policy

Commencing in 2021, each of our non-employee directors receive an annual director’s fee of $40,000, payable quarterly in arrears. Additionally, any non-employee director (except Mr. Gorman as Chairman) serving as Chairperson of a Board Committee received an annual fee of $10,000 (regardless of the number of Committees chaired). Messrs. Chan and Eric Lev (who resigned from the Board effective Feb. 1, 2022) both voluntarily agreed to waive all non-employee director compensation in 2021. For his roles as a director and Chairman of the Board, Mr. Gorman received a total annual fee of $170,000.

From time to time, the Board may form special committees to address discrete issues and the non-employee directors sitting on such special committees may receive additional compensation. In addition, our non-employee directors are entitled to reimbursement for travel and related expenses incurred in connection with attendance at Board and committee meetings.

Equity Compensation Policy

Commencing in 2020, each new appointee to the Board receives a grant of 28,000 stock options which vest in equal annual installments over a three-year period. Director equity compensation is reviewed on a regular basis with the assistance of Radford from time to time.

In connection with Mr. Gorman’s role as Chairman of the Board to which he was appointed in April of 2020, the Company granted to Mr. Gorman: (i) a non-qualified stock option to purchase 89,000 shares of Common Stock which vests during his continuing service as a member of the Board over a period of three (3) years from the effective date of his agreement to serve as Chairman, provided, that such option shall immediately vest upon a Change in Control (as defined in the 2019 Equity Incentive Plan) or upon the Company’s removal of Mr. Gorman as Chairman without Cause (as defined in the 2019 Equity Incentive Plan); and (ii) a non-qualified stock option to purchase 77,000 shares of Common Stock, which vests upon the first to occur during his continuing service as a member of the Board of (x) a period of thirty (30) consecutive trading days in which the closing price per share of Common Stock is $15 or greater, or (y) a Change in Control in which the transaction price per share of Common Stock is $15 or greater. Mr. Gorman was also awarded 6,321 restricted shares of common stock in January of 2020, which had a six month vesting period.

Director Compensation in 2021

The following table presents information relating to total compensation for our non-employee directors for the year ended December 31, 2021. Information regarding the compensation of Mr. Burnell can be found below, under the heading “Information About Our Executive Compensation”.

DIRECTOR COMPENSATION IN 2021
Name	Fees earned or paid in cash ($)	Stock awards ($) (1) (2)	Option awards ($) (1)	Total ($)
Vijay Aggarwal (3)	-	-	-	-
Edward Chan (4)	-	-	-	-
Robert Gorman (5)	170,000	50,001	-	220,001
Joseph Keegan	50,000	-	-	50,000
Eric Lev (4)	-	-	-	-
Fortunato Ron Rocca	40,000	-	-	40,000
Stephen J. Sullivan	50,000	-	-	50,000

(1)	Outstanding option awards held by the non-employee directors as of December 31, 2021 consist of the following outstanding stock option amounts: Mr. Gorman -168,000; Dr. Keegan – 32,920; Mr. Rocca – 28,000; Mr. Sullivan – 33,820.
(2)	The dollar amounts set forth under the headings “Stock Awards” and “Option Awards” represent aggregate grant date fair value computed in accordance with FASB ASC Topic 718. For purposes of computing such amounts, we disregarded estimates of forfeitures related to service-based vesting conditions. For additional information regarding our valuation assumptions, please refer to Note 15 – “Stock-Based Compensation” to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as amended.
(3)	Dr. Aggarwal received 28,000 stock options upon his appointment to the Board on February 1, 2022.
(4)	Messrs. Chan and Lev both voluntarily agreed to waive all non-employee director compensation in 2021.
(5)	Mr. Gorman was awarded 12,438 restricted shares of common stock in January of 2021, which had a six-month vesting period.

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PROPOSAL NO. 2 —

APPROVAL OF AN AMENDMENT TO THE COMPANY’S 2019 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK RESERVED FOR ISSUANCE BY 1,000,000 SHARES

We are asking you to approve an amendment to the Company’s 2019 Equity Incentive Plan. to increase the aggregate number of shares of our common stock authorized for issuance by an additional 1,000,000. In this proxy statement, we refer to the Company’s current 2019 Equity Incentive Plan as the “Current Plan,” and we refer to the Current Plan, as modified by the amendment that we are asking you to approve (the “Plan Amendment”), as the “Amended Plan”. On September 13, 2022, our Board unanimously approved and adopted the Plan Amendment for approval by our shareholders. The Amended Plan does not contain any modifications, alterations or revisions of any other term or provision of our Current Plan except with respect to the increase in the share reserve. Our Board believes it is important to our continued success that we have an adequate reserve of shares of our common stock available for use in attracting, motivating and retaining qualified employees, officers, consultants and directors. The closing price of our common stock on OTCQX on September 16, 2022 was $2.20.

If Proposal No. 2 is approved, the Plan Amendment will become effective with respect to the increase in the number of authorized shares reserved for issuance upon stockholder approval at the Annual Meeting. If our stockholders do not approve this proposal, the Plan Amendment will not become effective with respect to the increase in the number of authorized shares reserved for issuance, and the 2019 Equity Incentive Plan will continue in effect, but will not have a sufficient number of shares to continue providing equity-based compensation to our directors, executives, and other key personnel. The Board believes this would present serious challenges to our ability to attract and retain management, directors, and other key personnel, and would be detrimental to our business and the interests of our stockholders. Accordingly, our Board recommends the approval of the Plan Amendment.

History of the Current Plan

On August 2, 2019, the Board approved the Company’s 2019 Equity Incentive Plan, subject to stockholders’ approval. Our stockholders approved the 2019 Equity Incentive Plan at the 2019 annual meeting of stockholders held on October 10, 2019. The purposes of the 2019 Equity Incentive Plan are to enable us to recruit and retain highly qualified employees, directors and consultants; provide them with an incentive for productivity; and align a portion of their compensation with the growth and value of the Company. The 2019 Equity Incentive Plan, as adopted, made 2.3 million shares of our common stock available for issuance to eligible participants. The maximum number of shares of common stock that presently may be issued under the 2019 Equity Incentive Plan in connection with awards is 1,081,673. On April 29, 2020, the Board approved amendments to the 2019 Equity Incentive Plan to (i) delete from Section 3, Shares Subject to the Plan, the $250,000 per calendar year limit on awards granted to non-employee directors under the Amended Plan and (ii) provide under Section 9, Restricted Stock Units, that distributions in settlement of restricted stock units (“RSUs”) may only be made in shares of common stock (not in cash or a combination of cash and common stock), as well as a conforming change in our amended related form of Restricted Stock Grant Agreement. Stockholder approval was not required for these provisions. On April 29, 2020, the Board unanimously approved and adopted an amendment to the 2019 Equity Incentive Plan, subject to stockholder approval at the 2020 annual meeting to increase the number of authorized shares reserved for issuance pursuant to the 2019 Equity Incentive Plan by 1,000,000 shares.

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Remaining Share Reserve

As of December 31, 2021, there were 4,195,412 shares of our common stock outstanding. As of the date hereof, the Company has awarded grants of stock options and restricted stock (or stock units) of 1,418,809 shares pursuant to the Current Plan and there are currently 615,488 authorized shares remaining under the Current Plan. The increase of 1,000,000 authorized shares of common stock available for grant under the 2022 Plan will result in additional potential dilution of our outstanding stock.

With respect to options or stock appreciation rights that expire, terminate or are canceled or forfeited for any reason without having been exercised in full, the shares associated with such awards will again become available for grant under the Amended Plan.

Awards that are assumed or substituted by us in connection with an acquisition will not reduce the Share Pool. In the event of any merger, consolidation, reorganization, recapitalization, stock split, reverse stock split, split up, spin-off, combination of shares, exchange of shares, stock dividend, dividend in kind, or other like change in capital structure (other than ordinary cash dividends) to our stockholders, or other similar corporate event or transaction that affects our common stock, the Compensation Committee shall make appropriate adjustments in the number and kind of shares authorized by the Amended Plan and covered under outstanding awards as it determines appropriate and equitable.

Additionally, shares of our common stock currently available for issuance under the Interpace Diagnostics Group, Inc. Amended and Restated 2004 Stock Award and Incentive Plan may be potentially issued to participants under the Amended Plan.

The term of the 2019 Equity Incentive Plan will expire on October 10, 2029.

Summary of the 2019 Equity Incentive Plan

The principal provisions of the Amended Plan are summarized below. This summary is qualified in its entirety by reference to the actual Amended Plan, a copy of which is attached as Annex B to this Proxy Statement.

Administration

The Compensation Committee has broad powers to administer and interpret the Amended Plan. The Board has designated the Compensation Committee to administer the 2019 Equity Incentive Plan. Except when limited by the terms of the Amended Plan, the Compensation Committee has the authority to, among other things: select the persons to be granted awards; determine the type, size and term of awards; establish performance objectives and conditions for earning awards; determine whether such performance objectives and conditions have been met; and accelerate the vesting or exercisability of an award. In its discretion, the Compensation Committee may delegate all or part of its authority and duties with respect to granting awards to one or more of our officers, subject to certain limitations and provided applicable law so permits.

The Board may amend, alter or discontinue the Amended Plan and the Compensation Committee may amend any outstanding award at any time, provided, however, that no such amendment or termination may adversely affect awards then outstanding without the holder’s permission. In addition, any amendments seeking to increase the total number of shares reserved for issuance under the Amended Plan (such as this Plan Amendment) or modifying the classes of participants eligible to receive awards under the Amended Plan require ratification by our stockholders in accordance with applicable law, which we are seeking in this Proposal No. 2.

Eligibility

Any of our employees, directors, consultants, and other service providers, or those of our affiliates, are eligible to participate in the Amended Plan and may be selected by the Compensation Committee to receive an award. As of the Record Date, we had approximately 93 employees, 6 non-employee directors and no consultants or other service providers, all of whom were eligible to be selected as participants in the Amended Plan.

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Vesting

The Compensation Committee determines the vesting conditions for awards. A time-based condition requires that the participant be employed or otherwise in the service of the Company or its affiliates for a certain amount of time in order for the award to vest. A performance-based condition requires that certain performance criteria be achieved in order for the award to vest.

Types of Awards

The Amended Plan provides for the grant of the following equity-based and cash-based incentive awards to participants: (i) stock options, (ii) stock appreciation rights, (iii) restricted stock, (iv) RSUs, and (v) cash awards.

Stock Options. An option entitles the holder to purchase from us a stated number of shares of common stock. An incentive stock option (“ISO”) may only be granted to an employee of the Company or its eligible affiliates. The Compensation Committee will specify the number of shares of common stock subject to each option, the vesting conditions, and the exercise price for such option; provided that the exercise price may not be less than the fair market value of a share of common stock on the date the option is granted. Notwithstanding the foregoing, if ISOs are granted to a beneficial owner of greater than 10% our shares (“10% Stockholder”), the exercise price shall not be less than 110% of the fair market value of common stock on the date the option is granted.

Generally, options may be exercised in whole or in part through a cash payment. The Compensation Committee may, in its sole discretion, permit payment of the exercise price of an option in the form of previously acquired shares based on the fair market value of the shares on the date the option is exercised or through means of “net settlement,” which involves the cancellation of a portion of the option to cover the cost of exercising the balance of the option.

All options shall be exercisable in accordance with the terms of the applicable award agreement. The maximum term of an option shall be determined by the Compensation Committee on the date of grant but shall not exceed ten (10) years (five (5) years in the case of ISOs granted to any 10% Stockholder). In the case of ISOs, the aggregate fair market value (determined as of the date of grant) of common stock with respect to which such ISOs become exercisable for the first time during any calendar year cannot exceed $100,000. ISOs granted in excess of this limitation will be treated as non-qualified stock options.

Stock Appreciation Rights. A stock appreciation right represents the right to receive, upon exercise, any appreciation in a share of common stock over a particular time period. The base price of a stock appreciation right shall not be less than the fair market value of a share of common stock on the date the stock appreciation right is granted. This award is intended to mirror the benefit the participant would have received if the Compensation Committee had granted the participant an option. The maximum term of a stock appreciation right shall be determined by the Compensation Committee on the date of grant but shall not exceed ten (10) years. Distributions with respect to stock appreciation rights may be made in cash, shares of common stock, or a combination of both, at the Compensation Committee’s discretion.

Termination of Employment Rights with Respect to Stock Options and Stock Appreciation Rights. Unless otherwise provided in an award agreement or determined by the Compensation Committee, if a participant terminates employment with the Company (or its affiliates) due to death or disability, the participant’s unexercised options and stock appreciation rights may be exercised, to the extent they were exercisable on the termination date, for a period of twelve (12) months from the termination date or until the expiration of the original award term, whichever period is shorter. If the participant terminates employment with the Company (or its affiliates) for Cause (as defined in the Amended Plan), (i) all unexercised options and stock appreciation rights (whether vested or unvested) shall terminate and be forfeited on the termination date, and (ii) any shares in respect of exercised options or stock appreciation rights for which the Company has not yet delivered share certificates will be forfeited and the Company will refund to the participant the option exercise price paid for those shares, if any. If the participant’s employment terminates for any other reason, any vested but unexercised options and stock appreciation rights may be exercised by the participant, to the extent exercisable at the time of termination, for a period of ninety (90) days from the termination date (or such time as specified by the Compensation Committee at or after grant) or until the expiration of the original option or stock appreciation right term, whichever period is shorter. Unless otherwise provided by the Compensation Committee, any options and stock appreciation rights that are not exercisable at the time of termination of employment shall terminate and be forfeited on the termination date.

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Restricted Stock. A restricted stock award is a grant of shares of common stock, which are subject to forfeiture restrictions during a restriction period. The Compensation Committee will determine the price, if any, to be paid by the participant for each share of common stock subject to a restricted stock award. If the specified vesting conditions (if any) are not attained, the participant will forfeit the portion of the restricted stock award with respect to which those conditions are not attained, and the underlying common stock will be forfeited to the Company. At the end of the restriction period, if the vesting conditions, if any, have been satisfied, the restrictions imposed will lapse with respect to the applicable number of shares. During the restriction period, a participant will have the right to vote the shares underlying the restricted stock. However, unless otherwise provided by the applicable award agreement or the Compensation Committee, a participant generally will not have the right to receive any cash distributions or dividends with respect to the restricted stock prior to the lapse of the restriction period. Unless otherwise provided in an award agreement or determined by the Compensation Committee, upon termination a participant will forfeit all restricted stock that then remains subject to forfeiture restrictions.

Restricted Stock Units. RSUs are granted in reference to a specified number of shares of common stock and entitle the holder to receive, on the achievement of specified vesting conditions, an amount equal to the fair market value of one share of Common Stock (at the time of distribution) for each such share of common stock covered by the RSU, which will be settled in shares of common stock. Unless otherwise provided in an award agreement or determined by the Compensation Committee, upon termination a participant will forfeit all RSUs that then remain subject to forfeiture.

Cash Awards. Cash awards may be granted to participants. The Compensation Committee will determine the vesting conditions of each cash award. Unless otherwise specified by the Compensation Committee, a participant will only be eligible to receive payment of a cash award if he or she provided services to the Company or an affiliated company through the last day of the applicable performance period.

We cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to participants under the Amended Plan because the awards are discretionary. Whether future awards will be made will depend on Compensation Committee action, and the value of any future equity awards will ultimately depend on the future price of our stock, among other factors, and will be subject to such vesting and other conditions as the Compensation Committee determines from time to time.

Change in Control

In the event of a Change in Control (as defined in the Amended Plan), the Compensation Committee may, in its sole and absolute discretion and on a participant-by-participant basis: (i) cause any or all outstanding awards to become vested and immediately exercisable (as applicable), in whole or in part; (ii) cause any outstanding option or stock appreciation right to become fully vested and immediately exercisable for a reasonable period in advance of the Change in Control and, to the extent not exercised prior to that Change in Control, cancel that option or stock appreciation right upon closing of the Change in Control; (iii) cancel any unvested award or unvested portion thereof, with or without consideration; (iv) cancel any award in exchange for a substitute award; (v) redeem any restricted stock or RSU for cash and/or other substitute consideration with value equal to the fair market value of an unrestricted share on the date of the Change in Control; (vi) cancel any outstanding option or stock appreciation right with respect to all common stock for which the award remains unexercised in exchange for a cash payment equal to the excess (if any) of the fair market value of the common stock subject to the option or stock appreciation right over the exercise or base price of the option or stock appreciation right (and if the fair market value does not exceed the exercise or base price of the award, cancel the award without payment of any consideration); (vii) take such other action as the Compensation Committee shall determine to be reasonable under the circumstances; and/or (viii) in the case of any award subject to Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), such award shall vest and be distributed only in accordance with the terms of the applicable award agreement and the Compensation Committee shall only be permitted to use discretion to the extent that such discretion would be permitted under Section 409A of the Code.

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Repricing

Neither the Board nor the Compensation Committee may, without obtaining prior approval of our stockholders: (i) implement any cancellation/re-grant program pursuant to which outstanding options or stock appreciation rights under the Amended Plan are cancelled and new options or stock appreciation rights are granted in replacement with a lower exercise or base price per share; (ii) cancel outstanding options or stock appreciation rights under the Amended Plan with an exercise or base price per share in excess of the then current fair market value per share for consideration payable in our equity securities; or (iii) otherwise directly reduce the exercise or base price in effect for outstanding options or stock appreciation rights under the Amended Plan.

Federal Tax Consequences

Under the Code as currently in effect, a grant under the 2019 Equity Incentive Plan of options, stock appreciation rights, restricted stock, or RSUs would have no federal income tax consequence at the time of grant. All amounts taxable as ordinary income to participants under the 2019 Equity Incentive Plan in respect of awards are expected to be deductible by the Company as compensation at the same time the participant recognizes the ordinary income, subject to certain caps on the deductibility of executive compensation imposed by Section 162(m) of the Code.

Options and Stock Appreciation Rights. Upon exercise of a nonqualified stock option, the excess of the fair market value of the stock at the date of exercise over the exercise price is taxable to a participant as ordinary income. Similarly, upon exercise of a stock appreciation right, the value of the shares or cash received is taxable to the participant as ordinary income. Upon exercise of an ISO that a participant has held for at least two (2) years after the date of grant and at least one (1) year after the date of exercise, the participant will not have taxable income, except that the alternative minimum tax may apply. When there is a disposition of the shares subject to the ISO, the difference, if any, between the sale price of the shares and the exercise price of the option, is treated as long-term capital gain or loss. If the participant does not satisfy these holding period requirements, a “disqualifying disposition” occurs and the participant will recognize ordinary income in the year of the disposition in an amount equal to the excess of the fair market value of the shares at the time the option was exercised over the exercise price of the option. Any gain realized in excess of the fair market value at the time of exercise will be short or long-term capital gain, depending on whether the shares were sold more than one (1) year after the option was exercised.

Restricted Stock. Unless the participant elects to recognize its value as income at the time of the grant, restricted stock is taxable to the participant as ordinary income when it becomes vested.

Restricted Stock Units. When shares of common stock with respect to RSU awards are delivered to the participant, the value of the shares is taxable to the participant as ordinary income.

The preceding discussion does not constitute tax advice, is based on U.S. federal tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the U.S. federal income tax aspects of the 2019 Equity Incentive Plan. A participant may also be subject to state, local and foreign taxes in connection with the grant of awards under the 2019 Equity Incentive Plan. We strongly encourage participants to consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.

Miscellaneous

Generally, awards granted under the Amended Plan shall be nontransferable except by will or by the laws of descent and distribution. No participant shall have any rights as a stockholder with respect to shares covered by options or RSUs, unless and until such awards are settled in shares of common stock. No option shall be exercisable, no shares of common stock shall be issued, no certificates for shares of common stock shall be delivered and no payment shall be made under the 2019 Equity Incentive Plan except in compliance with all applicable laws. The awards will be subject to our stock ownership and clawback policies, as may be in effect from time to time.

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New Plan Benefits

We cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to participants under the 2019 Equity Incentive Plan because awards are discretionary.

Equity Compensation Plan Information

The table below sets forth certain information with respect to all of our existing equity compensation plans as of December 31, 2021, and does not reflect grants, awards, exercises, terminations or expirations since that date.

Equity Compensation Plan Information
Year Ended December 31, 2021
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plan approved by security holders (2019 Equity Compensation Plan and Interpace Diagnostics Group, Inc. Amended and Restated 2004 Stock Award and Incentive Plan)	632,511	$6.89	602,077

Equity compensation plan not approved by security holders	-	-	-
Total	632,511	$6.89	602,077

Vote Required

A majority of the votes of the shares of common stock (including the Series B Preferred Stock, on an as converted to common stock basis, voting as a single class) cast at the Annual Meeting is required to approve this Proposal No. 2, the approval of the Plan Amendment. Accordingly, abstentions and broker non-votes, if any, will not affect the outcome of the vote for Proposal No. 2.

The Board Recommends a Vote FOR Approval of an Amendment to Our 2019 Equity Incentive Plan to Increase the Number of Authorized Shares of Common Stock Reserved for Issuance and Proxies that Are Returned Will Be So Voted Unless Otherwise Instructed.

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PROPOSAL NO. 3 —

APPROVAL OF AN AMENDMENT TO THE COMPANY’S EMPLOYEE STOCK PURCHASE PLAN TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK RESERVED FOR ISSUANCE BY 1,000,000 SHARES

The Board adopted the Company’s Employee Stock Purchase Plan (the “Employee Stock Purchase Plan”), effective on August 2, 2019, subject to approval by our stockholders at the 2020 annual meeting. Under the Employee Stock Purchase Plan, as adopted, there were 1,000,000 shares of our common stock originally available for issuance to eligible participants. As of September 20, 2022, 7 shares of common stock remain available for issuance under the Employee Stock Purchase Plan. On September 13, 2022, the Board unanimously approved and adopted an amendment to the Employee Stock Purchase Plan (the “ESPP Amendment”), attached hereto as Annex C, to increase the number of authorized shares of common stock reserved for issuance thereunder by 1,000,000 shares. We are seeking stockholder approval for the ESPP Amendment.

The purpose of the Employee Stock Purchase Plan and the increase under the ESPP Amendment is to allow the Company to continue to provide employees of the Company and its participating subsidiaries with an opportunity to acquire a proprietary interest in the Company through the purchase of shares of common stock. The Employee Stock Purchase Plan is intended to qualify as an “employee stock purchase plan” meeting the requirements of Section 423 of the Code.

The maximum aggregate number of shares of common stock that may be purchased under the Employee Stock Purchase Plan will be 2,000,000.

A summary of the Employee Stock Purchase Plan is set forth below. The summary is qualified in its entirety by reference to the full text of the Employee Stock Purchase Plan, a copy of which is attached as Annex D.

Summary of the Plan

Administration

Subject to the express provisions of the Employee Stock Purchase Plan, the Compensation Committee has the authority to construe and interpret the Employee Stock Purchase Plan, prescribe, amend and rescind rules relating to the Employee Stock Purchase Plan’s administration and take any other actions necessary or desirable for the administration of the Employee Stock Purchase Plan, and to ensure compliance with Section 423 of the Code and other applicable law.

Stock Subject to the Employee Stock Purchase Plan

Subject to adjustment as provided in the Employee Stock Purchase Plan, a total of 1,000,000 shares of common stock have been authorized and reserved for issuance under the Employee Stock Purchase Plan. Such shares of common stock may be newly issued shares, treasury shares or shares acquired on the open market. As of the Record Date, the closing price of our common stock on OTCQX was $2.20 per share.

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Eligibility; Grant and Exercise of Options

Generally, employees of the Company and its participating subsidiaries who have been employed by the Company or a participating subsidiary for at least one (1) year and are customarily employed for at least twenty (20) hours per week and for more than five (5) months in any calendar year are eligible to participate in the Employee Stock Purchase Plan. As of the Record Date, there were approximately 93 such employees, all of whom are eligible to participate in the Employee Stock Purchase Plan, including employees who are “highly compensated employees” within the meaning of Section 414(q) of the Code (“Highly Compensated Employees”). Notwithstanding the foregoing, the Compensation Committee may exclude Highly Compensated Employees from participation in the Employee Stock Purchase Plan or any offering, and no employee may be granted options to purchase shares of common stock under the Employee Stock Purchase Plan if such employee (i) immediately after the grant would own capital stock possessing 5% or more of the total combined voting power or value of all classes of Interpace capital stock, or (ii) holds rights to purchase shares of common stock under all of the Company’s employee stock purchase plans (as defined in Section 423 of the Code) that accrue at a rate exceeding $25,000 (determined as of the option grant date) for each calendar year in which such rights are outstanding.

The Employee Stock Purchase Plan provides for six (6) month offering periods, commencing on or about January 1st and July 1st of each year, unless specified otherwise by the Compensation Committee. Eligible employees may elect to become a participant in the Employee Stock Purchase Plan by submitting an enrollment form, pursuant to which an employee may elect to enroll in the Employee Stock Purchase Plan, authorize a new level of payroll deductions, or stop payroll deductions and withdraw from an offering period. However, a participant may not purchase more than 100,000 shares of common stock during each offering period.

During each six-month offering period for which a participant has enrolled, the participant may contribute through payroll deductions between 1% and 10%, in whole percentages, of his or her compensation, including from base salary, wages, annual bonuses or commissions, overtime, vacation pay, holiday pay, jury duty pay and funeral leave pay, but excluding education or tuition reimbursements, imputed income arising under any group insurance or benefit program, travel expenses, business and relocation expenses, and income received in connection with stock options or other equity-based awards. No interest shall accrue on or be payable with respect to the payroll deductions of a participant in the Employee Stock Purchase Plan. Payroll deductions would be made before deduction for any salary deferral contributions made by the employee to any tax-qualified or nonqualified deferred compensation plan.

On the last trading day of an offering during each offering period, a participant’s option to purchase shares of common stock will be exercised automatically. The purchase price will be the lesser of eighty-five percent (85%) of the fair market value of one share of common stock on the first trading day or the last trading day of an offering period. As soon as reasonably practicable after the last day of each trading period, the Company will arrange for the delivery to each participant of the shares of common stock purchased upon exercise of his or her option. We may require that the shares be deposited and/or retained for a specified period of time with a financial services firm or other agent it designates as broker. Neither payroll deductions nor rights with respect to the exercise of an option or to receive common stock are transferable, other than by will, by the laws of descent and distribution, or by written designation of a beneficiary with the Compensation Committee. If there is a cash balance remaining in a participant’s account at the end of an offering representing the exercise price for a fractional share of common stock, such balance will remain in the participant’s account to be aggregated with other fractional shares for contribution in a future offering.

Termination of Employment and Withdrawal from the Employee Stock Purchase Plan

Participants may elect to withdraw from the Employee Stock Purchase Plan at any time and receive back any of their contributions, without interest, not used to purchase shares; provided that if a participant wishes to withdraw his or her funds prior to purchase, he or she must submit a revised enrollment form to the Compensation Committee at least fifteen (15) days prior to the end of the offering period.

Participants who terminate employment at least thirty (30) days before the end of an offering period will be deemed to have withdrawn from the Employee Stock Purchase Plan and the payroll deductions in the participant’s notional account that have not been used to purchase shares of common stock will be returned to the participant.

Participants who terminate employment within thirty (30) days before the end of an offering period will have their accumulated payroll deductions applied to the purchase of shares at the end of the offering period.

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Amendment and Termination of the Employee Stock Purchase Plan

The Compensation Committee may amend or terminate the Employee Stock Purchase Plan at any time for any reason. If the Employee Stock Purchase Plan is terminated, the Compensation Committee may elect to terminate all outstanding offering periods either immediately or once shares of common stock have been purchased on the last trading day of the offering period (which may, in the discretion of the Compensation Committee, be accelerated), or the Compensation Committee may permit offering periods to expire in accordance with their terms. If any offering period is terminated before its scheduled expiration, all amounts that have not been used to purchase shares of common stock will be returned to participants as soon as administratively practicable.

Federal Income Tax Consequences to Interpace and to Participants

The Employee Stock Purchase Plan is designed to qualify as an Employee Stock Purchase Plan under Section 423 of the Code. A general summary of the federal income tax consequences regarding the Employee Stock Purchase Plan is stated below. The tax consequences of participating in the Employee Stock Purchase Plan may vary with respect to individual situations. Accordingly, participants should consult with their tax advisors in regard to the tax consequences of participating in the Employee Stock Purchase Plan as to both federal and state income tax considerations.

Neither the grant nor the exercise of options under the Employee Stock Purchase Plan will have a tax impact on the participant or on the Company. If a participant disposes of the common stock acquired upon the exercise of his options after at least two (2) years from the date of grant and one (1) year from the date of exercise, then the participant must treat as ordinary income the amount by which the lesser of (i) the fair market value of the common stock at the time of disposition, or (ii) the fair market value of the common stock at the date of grant, exceeds the purchase price. Any additional gain or loss to this amount will be treated as a capital gain or loss. If a participant holds common stock at the time of his or her death, the holding period requirements are automatically deemed to have been satisfied and he or she will realize ordinary income in the amount by which the lesser of (i) the fair market value of the common stock at the time of death, or (ii) the fair market value of the common stock at the date of grant exceeds the purchase price. If a participant disposes of common stock before expiration of two (2) years from the date of grant and one (1) year from the date of exercise, then the participant must treat as ordinary income the excess of the fair market value of the common stock on the date of exercise of the option over the purchase price. Any additional gain will be treated as long-term or short-term capital gain or loss, as the case may be. We are entitled to a deduction for federal income tax purposes for dispositions of shares acquired by a participant in the Employee Stock Purchase Plan only to the extent that the participant realizes ordinary income as a result of a disqualifying disposition of shares acquired under the Employee Stock Purchase Plan. Any such deduction is subject to the limitations of Section 162(m) of the Code.

Benefits to Named Executive Officers and Others

Participation in the Employee Stock Purchase Plan is voluntary and the Company cannot presently determine the benefits or amounts that will be received pursuant to the Employee Stock Purchase Plan in the future, as such amounts will depend on the amount of contributions eligible employees choose to make, the actual purchase price of shares in future offering periods, and the market value of the common stock on various future dates.

New Plan Benefits

It is not currently possible to determine the number, name or positions of persons who will benefit from the Employee Stock Purchase Plan in the current year or the terms of any such benefits.

Vote Required

A majority of the votes of the shares of common stock (including the Series B Preferred Stock, on an as converted to common stock basis, voting as a single class) cast at the Annual Meeting is required to approve this Proposal No. 3, the approval of the ESPP Amendment. Accordingly, abstentions and broker non-votes, if any, will not affect the outcome of the vote for Proposal No. 3.

The Board Recommends a Vote FOR the Approval of the Employee Stock Purchase Plan and Proxies that Are Returned Will Be So Voted Unless Otherwise Instructed.

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PROPOSAL NO. 4 —

APPROVAL TO GRANT THE BOARD OF DIRECTORS OF THE COMPANY DISCRETIONARY AUTHORITY TO AMEND THE COMPANY’S CERTIFICATE OF INCORPORATION, AS AMENDED, TO EFFECT THE REVERSE STOCK SPLIT

Introduction

At the Annual Meeting, stockholders will be asked to approve an amendment (the “Amendment”) to the Company’s Certificate of Incorporation, as amended, that will effect the Reverse Stock Split at a ratio in the range from one-for-two (1-for-2) to one-for-ten (1-for-10), with such specific ratio to be determined by the Company’s Board following the Annual Meeting (the “Reverse Stock Split Ratio”). Upon the effectiveness of the Amendment (the “Split Effective Time”), the issued shares of common stock outstanding immediately prior to the Split Effective Time will be reclassified into a smaller number of shares. The ultimate Reverse Stock Split Ratio will be based on a number of factors, including market conditions, existing and expected trading prices for the common stock and the listing requirements of Nasdaq.

The proposed Amendment to effect the Reverse Stock Split is attached as the Annex E to this Proxy Statement. The form of the Amendment, as more fully described below, will effect the Reverse Stock Split but will not change the number of authorized shares of common stock or preferred stock, or the par value of the common stock or preferred stock. The following discussion is qualified in its entirety by the full text of the Amendment, which is incorporated herein by reference.

Purpose

Our common stock is currently quoted on OTCQX, which is operated by the OTC Markets (as defined below), under the symbol “IDXG.” The principal reason that we are seeking discretionary authority for our Board to effect the Reverse Stock Split is to help ensure a share price high enough to satisfy one of the initial listing requirements for uplisting onto The Nasdaq Capital Market, although we are under no obligation to uplist and there can be no assurance that the trading price of our common stock would be maintained at such level or that we will be able to maintain any such listing of our common stock on The Nasdaq Capital Market if we are able to uplist in the future.

In addition, we believe that a low per share market price of our common stock impairs its marketability to and acceptance by institutional investors and other members of the investing public and creates a negative impression of the Company. Theoretically, decreasing the number of shares of common stock outstanding should not, by itself, affect the marketability of the shares, the type of investor who would be interested in acquiring them, or our reputation in the financial community. In practice, however, many investors, brokerage firms and market makers consider low-priced stocks as unduly speculative in nature and, as a matter of policy, avoid investment and trading in such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower priced stocks. The presence of these factors may be adversely affecting, and may continue to adversely affect, not only the pricing of our common stock but also its trading liquidity. In addition, these factors may affect our ability to raise additional capital through the sale of stock.

We also believe that a higher stock price could help us establish business development relationships with other companies. Theoretically, decreasing the number of shares of common stock outstanding should not, by itself, affect our reputation in our business community. In practice, however, we believe that potential business development partners may be less confident in the prospects of a company with a low stock price, and are less likely to enter into business relationships with a company with a low stock price. If the Reverse Stock Split successfully increases the per share price of our common stock, we believe this may increase our ability to attract business development partners.

We further believe that a higher stock price could help us attract and retain employees and other service providers. We believe that some potential employees and service providers are less likely to work for a company with a low stock price, regardless of the size of the company’s market capitalization. If the Reverse Stock Split successfully increases the per share price of our common stock, we believe this increase will enhance our ability to attract and retain employees and service providers.

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We hope that the decrease in the number of shares of our outstanding common stock as a consequence of the Reverse Stock Split, and the anticipated increase in the price per share, will encourage greater interest in our common stock by the financial community and the investing public, help us attract and retain employees and other service providers, help us raise additional capital through the sale of stock in the future if needed, and possibly promote greater liquidity for our stockholders with respect to those shares presently held by them. However, the possibility also exists that liquidity may be adversely affected by the reduced number of shares which would be outstanding if the Reverse Stock Split is effected, particularly if the price per share of our Common Stock begins a declining trend after the Reverse Stock Split is effected.

Reverse Stock Split Ratio

If approved by stockholders, this Reverse Stock Split proposal would permit (but not require) the Board to effect a Reverse Stock Split of our common stock on or before November 10, 2023 by the Reverse Stock Split Ratio, with the specific ratio to be fixed within this range by the Board in its sole discretion without further stockholder approval. We believe that enabling the Board to fix the specific Reverse Stock Split Ratio within the stated range will provide us with the flexibility to implement it in a manner designed to maximize the anticipated benefits for our stockholders. In fixing the Reverse Stock Split Ratio, the Board may consider, among other things, factors such as:

●	the total number of shares of common stock outstanding, including common stock issuable upon conversion of the Series B Preferred Stock;

●	the initial and continued listing requirements of Nasdaq;

●	the historical trading price and trading volume of common stock;

●	the then prevailing trading price and trading volume for common stock;

●	the anticipated impact of the Reverse Stock Split on the trading price of and market for common stock;

●	the administrative and transaction costs associated with potential exchange ratios;

●	potential financing opportunities; and

●	prevailing general market and economic conditions.

The Board will have sole discretion as to any implementation of, and the exact timing and actual Reverse Stock Split Ratio of, the Reverse Stock Split within the range of Reverse Stock Split Ratios specified in this proposal on or before November 10, 2023. The Board may also determine that the Reverse Stock Split is no longer in the best interests of the Company and its stockholders and decide to abandon the Reverse Stock Split at any time before, during or after the Annual Meeting and prior to its effectiveness, without further action by the stockholders.

Effectiveness of the Reverse Stock Split

If approved by our stockholders, the Reverse Stock Split would become effective upon the filing of the Amendment with the Secretary of State of the State of Delaware, or at the later time set forth in the Amendment, which will constitute the Split Effective Time. The exact timing of the Amendment will be determined by the Board based on its evaluation as to when such action will be the most advantageous to the Company and its stockholders. In addition, the Board reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to abandon the Amendment and the Reverse Stock Split if, at any time prior to the effectiveness of the filing of the Amendment with the Secretary of State of the State of Delaware, the Board, in its sole discretion, determines that it is no longer in our best interest and the best interests of our stockholders to proceed.

The proposed form of Amendment to effect the Reverse Stock Split is attached as Annex E to this Proxy Statement. Any Amendment to effect the Reverse Stock Split will include the Reverse Stock Split Ratio fixed by the Board, within the range approved by the stockholders.

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Potential Market Effects of the Reverse Stock Split

The Reverse Stock Split proposal is intended primarily to increase the Company’s per share bid price and satisfy the initial listing requirements for uplisting onto Nasdaq. Reducing the number of outstanding shares of common stock should, absent other factors, increase the per share market price of the common stock, although the Company cannot provide any assurance that it will be able to meet or maintain a bid price over the Minimum Bid Price Requirement for uplisting onto Nasdaq or any other exchange.

Reducing the number of outstanding shares of common stock through a Reverse Stock Split is intended, absent other factors, to increase the per share market price of our common stock. The market price of our common stock will also be based on and may be adversely affected by our performance, financial results market conditions, the market’s perception of our business and other factors which are unrelated to the number of shares outstanding. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of our common stock will increase following the Reverse Stock Split or that the market price of the common stock will not decrease in the future. Additionally, we cannot assure you that the market price per share of common stock after a Reverse Stock Split will increase in proportion to the reduction in the number of shares of common stock outstanding before the Reverse Stock Split. In addition, the Reverse Stock Split may not result in a market price per share that will attract certain segments of the institutional investor community and the investing public that previously refrained from investing in us because of the low market price of common stock, especially if we remain listed on the OTCQX market. If the Reverse Stock Split is effected and the market price of common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of a Reverse Stock Split. Furthermore, the liquidity of common stock could be adversely affected by the reduced number of shares that would be outstanding after the Reverse Stock Split.

In evaluating the Reverse Stock Split proposal, in addition to the considerations described above, the Board also took into account various negative factors associated with Reverse Stock Splits generally. These factors include: the negative perception of Reverse Stock Splits held by some investors, analysts and other stock market participants; the fact that the stock price of some companies that have effected reverse stock splits has subsequently declined in share price and corresponding market capitalization; the adverse effect on liquidity that might be caused by a reduced number of shares outstanding; and the costs associated with implementing a Reverse Stock Split.

Potential Increased Investor Interest

On September 16, 2022, the Company’s common stock closed at $2.20 per share. An investment in the common stock may not appeal to brokerage firms that are reluctant to recommend lower priced securities to their clients. Investors may also be dissuaded from purchasing lower priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower priced stocks. Also, the Board believes that most investment funds are reluctant to invest in lower priced stocks. The Board believes that the anticipated higher market price expected to result from a Reverse Stock Split will reduce, to some extent, the negative effects of the practices of brokerage houses and investors described above on the liquidity and marketability of the common stock.

There are risks associated with the Reverse Stock Split, including that the Reverse Stock Split may not result in an increase in the per share price of the common stock. The Company cannot predict whether the Reverse Stock Split will increase the market price for the common stock. The history of similar stock split combinations for companies in like circumstances is varied. There is no assurance that:

●	the market price per share of the common stock after the Reverse Stock Split will rise in proportion to the reduction in the number of shares of the common stock outstanding before the Reverse Stock Split;

●	the Reverse Stock Split will result in a per share price that will attract brokers and investors who do not trade in lower priced stocks;

●	the Reverse Stock Split will result in a per share price that will increase the ability of the Company to attract and retain employees;

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●	the market price per share will either exceed or remain in excess of the Minimum Bid Price Requirement by Nasdaq for initial or continued listing; or

●	the Company would otherwise meet the Nasdaq listing requirements even if the per share market price of the common stock after the Reverse Stock Split meets the Minimum Bid Price Requirement.

The market price of the common stock will also be based on the Company’s performance and other factors, some of which are unrelated to the number of shares outstanding. If the Reverse Stock Split is effected and the market price of the common stock declines, the percentage decline as an absolute number and as a percentage of the overall market capitalization of the Company may be greater than would occur in the absence of a Reverse Stock Split. Furthermore, the liquidity of the common stock could be adversely affected by the reduced number of shares that would be outstanding after the Reverse Stock Split.

Potential Effects of Proposed Amendment

If our stockholders approve the Reverse Stock Split and the Board effects it, the number of shares of common stock issued and outstanding will be reduced, depending upon the Reverse Stock Split Ratio determined by the Board. The Reverse Stock Split will affect all holders of our common stock uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except that, as described below in “Fractional Shares,” holders of our common stock otherwise entitled to a fractional share as a result of the Reverse Stock Split because they hold a number of shares not evenly divisible by the Reverse Stock Split Ratio will, in lieu of a fractional share, receive one whole share of common stock. In addition, the Reverse Stock Split will not affect any stockholder’s proportionate voting power (subject to the treatment of fractional shares).

The Reverse Stock Split alone would have no effect on our authorized capital stock, and the total number of authorized shares would remain the same as before the Reverse Stock Split. This would have the effect of increasing the number of shares of our common stock available for issuance. The additional available shares would be available for issuance from time to time at the discretion of the Board when opportunities arise, without further stockholder action or the related delays and expenses, except as may be required for a particular transaction by law, the rules of any exchange on which our securities may then be listed, or other agreements or restrictions (including rights of first refusal, pursuant to the terms of certain of our outstanding secured convertible notes). Any issuance of additional shares of our common stock would increase the number of outstanding shares of our common stock and (unless such issuance was pro-rata among existing stockholders) the percentage ownership of existing stockholders would be diluted accordingly. In addition, any such issuance of additional shares of our common stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of our common stock.

In addition to sales of our common stock, if our stockholders approve the Reverse Stock Split and the Board effects it, the additional available shares of our common stock would also be available for conversions of convertible securities that we may issue, acquisition transactions, strategic relationships with corporate and other partners, stock splits, stock dividends and other transactions that may contribute to the growth of our business. Any decision to issue equity will depend on, among other things, our evaluation of funding needs, developments in business and technologies, current and expected future market conditions and other factors. There can be no assurance, however, even if the Reverse Stock Split is approved and implemented, that any financing transaction or other transaction would be undertaken or completed.

The Reverse Stock Split will not change the terms of our common stock. After the Reverse Stock Split, the shares of common stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to common stock now authorized.

The Reverse Stock Split may result in some stockholders owning “odd-lots” of less than 100 shares of common stock. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in “round-lots” of even multiples of 100 shares.

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After the Split Effective Time, the Company will continue to be subject to the periodic reporting and other requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Our common stock will continue to be initially quoted on the OTCQX under the symbol “IDXG”, provided that if such split is done connection with an uplisting onto The Nasdaq Capital Market that is approved by Nasdaq, the common stock would be listed on the The Nasdaq Capital Market following such uplisting. After the Split Effective Time of the Reverse Stock Split, it is expected that our common stock will have a new CUSIP number. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” as described by Rule 13e-3 under the Exchange Act.

After the Split Effective Time, the post-split market price of our common stock may be less than the pre-split price multiplied by the Reverse Stock Split Ratio. In addition, a reduction in the number of shares outstanding may impair the liquidity for our common stock, which may reduce the value of the common stock.

Beneficial Holders of Common Stock

Upon the implementation of the Reverse Stock Split, we intend to treat shares held by stockholders through a stockbroker, bank or other nominee in the same manner as registered stockholders whose shares are registered in their names. Stockbrokers, banks or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding common stock in street name. However, these stockbrokers, banks or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. Stockholders who hold shares of common stock with a stockbroker, bank or other nominee and who have any questions in this regard are encouraged to contact their stockbrokers, banks or other nominees.

Registered “Book-Entry” Holders of Common Stock

Certain registered holders of common stock may hold some or all of their shares electronically in book-entry form with our transfer agent. These stockholders do not have stock certificates evidencing their ownership of the common stock. They are, however, provided with statements reflecting the number of shares registered in their accounts. Stockholders who hold shares electronically in book-entry form with our transfer agent will not need to take action to receive evidence of their shares of post-Reverse Stock Split common stock.

Holders of Certificated Shares of Common Stock

Stockholders holding shares of our common stock in certificated form will be sent a transmittal letter by our transfer agent after the effective time of the Reverse Stock Split. The letter of transmittal will contain instructions on how a stockholder should surrender his, her or its certificate(s) representing shares of our common stock (the “Old Certificates”) to the transfer agent. Unless a stockholder specifically requests a new paper certificate or holds restricted shares, upon the stockholder’s surrender of all of the stockholder’s Old Certificates to the transfer agent, together with a properly completed and executed letter of transmittal, the transfer agent will register the appropriate number of shares of post-Reverse Stock Split common stock electronically in book-entry form and provide the stockholder with a statement reflecting the number of shares of common stock registered in the stockholder’s account. No stockholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates. Until surrendered, we will deem outstanding Old Certificates held by stockholders to be cancelled and only to represent the number of shares of post-Reverse Stock Split common stock to which these stockholders are entitled. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for the appropriate number of shares of post-Reverse Stock Split common stock. If an Old Certificate has a restrictive legend on its reverse side, then a new certificate will be issued with the same restrictive legend on its reverse side.

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STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Fractional Shares

The Company will not issue fractional shares in connection with the Reverse Stock Split. Instead stockholders who would otherwise be entitled to receive a fractional share as a result of the Reverse Stock Split will receive one whole share of our common stock in lieu of such fractional share.

Effect of the Reverse Stock Split on Equity Awards and Equity Incentive Plans

Based upon the Reverse Stock Split Ratio, proportionate adjustments are generally required to be made to (i) the number of shares issuable upon the exercise of all outstanding options and to the per share exercise price of all outstanding options, and (ii) to the number of shares issuable upon the vesting and settlement of all outstanding restricted stock units. This would result in approximately the same aggregate price being required to be paid under such options upon exercise, and approximately the same value of shares of our common stock being delivered upon exercise of such options or vesting and settlement of such restricted stock units immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split. However, to comply with certain regulations under the Internal Revenue Code of 1986, as amended (the “Code”), (a) the per share exercise price of each outstanding option would be rounded up to the nearest whole cent and the number of shares of our common stock that could be acquired upon the exercise of each option would be rounded down to the nearest whole share, and (b) the number of shares of our common stock that could be acquired upon the vesting and settlement of each restricted stock unit award would be rounded down to the nearest whole share. The number of shares of our common stock reserved for issuance pursuant to the Company’s 2019 Equity Incentive Plan and the Employee Stock Purchase Plan, will be reduced proportionately based upon the Reverse Stock Split Ratio. Finally, no holder of any outstanding option or outstanding restricted stock unit would be entitled to receive payment for any fractional share.

Effect of the Reverse Stock Split on Preferred Stock

Based upon the Reverse Stock Split Ratio, the Reverse Stock Split will require that proportionate adjustments be made to the conversion rate by which shares of the Company’s outstanding Series B Preferred Stock convert to common stock such that the number of shares of common stock issuable upon conversion of the Series B Preferred Stock will be proportionally reduced so that the economic relationship between shares of common stock and shares of all series of preferred stock is unchanged. The Reverse Stock Split will not change the number of authorized shares of the Series B Preferred Stock or the terms of the Series B Preferred Stock.

Effect of the Reverse Stock Split on Warrants

In addition to adjusting the number of shares of our common stock, we would adjust all shares underlying any of our outstanding warrants as a result of the Reverse Stock Split, as required by the terms of these securities. In particular, we would reduce the conversion ratio for each instrument, and would increase the applicable exercise price in accordance with the terms of each instrument and based on the Reverse Stock Split Ratio.

Accounting Matters

The proposed Amendment will not affect the par value of $0.01 of our common stock. As a result, at the Split Effective Time, the stated capital on our balance sheet attributable to the common stock will be reduced in the same proportion as the Reverse Stock Split Ratio, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of the common stock will be reclassified for prior periods to conform to the post-Reverse Stock Split presentation.

Pro Forma Capitalization of Common Stock

The table below summarizes the Company’s pro forma capitalization of common stock, as of September 16, 2022, before and after giving effect to a hypothetical reverse stock split of one-for-two (1-for-2), one-for-five (1-for-5), one-for-seven (1-for-7), and one-for-ten (1-for-10). The table below does not include the 5,000,000 shares of preferred stock authorized (of which 4,953,000 are undesignated, 47,000 are designated as Series B Preferred Stock of which 47,000 shares are outstanding) under the Certificate of Incorporation, as amended. The Reverse Stock Split alone would have no effect on our authorized capital stock, including our authorized preferred stock (including the Series B Preferred Stock). For purposes of the figures below, share numbers have been rounded down to the nearest whole share.

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	After Reverse Stock Split
	Prior to Reverse Stock Split	1-for-2	1-for-5	1-for-7	1-for-10
Authorized Shares of Common Stock:	100,000,000	100,000,000	100,000,000	100,000,000	100,000,000
Shares of Common Stock Issued and Outstanding: (1)	4,246,297	2,123,149	849,259	606,614	424,630
Shares of Common Stock Reserved for Future Issuance but not Issued and Outstanding: (1)(2)	1,580,664	790,332	316,133	225,809	158,066
Shares of Common Stock Reserved for the Conversion of the Series B into Common Stock: (1)	7,833,334	3,916,667	1,566,667	1,119,048	783,333
Shares of Common Stock Available for Future Issuance: (1)	95,706,334	97,853,167	99,141,267	99,386,619	99,570,633

(1)	These estimates do not reflect the potential effects of rounding up of fractional shares that may result from the hypothetical Reverse Stock Split.

(2)	Includes, as of September 20, 2022, (i) 63,500 shares issuable upon the exercise of outstanding warrants at a weighted average exercise price of $18.51; (ii) (A) 608,499 shares issuable upon the exercise of outstanding stock options, at a weighted average exercise price of $1.25, and (B) 339,837 shares issuable upon the settlement of outstanding restricted stock units and (iii) (A) 568,821 shares reserved for future issuance under the 2019 Equity Incentive Plan, and (B) 7 shares reserved for future issuance under the Employee Stock Purchase Plan. Does not include any common stock issuable upon the conversion of the Series B, any adjustments to any exercise or conversion price as adjusted to give effect to the hypothetical Reverse Stock Split and does not include shares of common stock issuable upon the exercise or conversion of securities that may have been issued since September 20, 2022.

Material U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following discussion is a general summary of the material U.S. federal income tax consequences of the Reverse Stock Split to U.S. Holders (as defined below) of our common stock. This discussion is based on the Code, U.S. Treasury Regulations promulgated thereunder, judicial decisions, and published rulings and administrative pronouncements of the Internal Revenue Service (“IRS”), in each case in effect as of the date hereof. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect a holder of our common stock. We have not sought and will not seek any rulings from the IRS regarding the matters discussed below. There can be no assurance the IRS or a court will not take a contrary position to that discussed below regarding the tax consequences of the Reverse Stock Split.

For purposes of this discussion, a “U.S. Holder” is a beneficial owner of our common stock that, for U.S. federal income tax purposes, is or is treated as:

●	an individual who is a citizen or resident of the United States;

●	a corporation (or any other entity or arrangement treated as a corporation for U.S. federal income tax purposes) created or organized under the laws of the United States, any state thereof or the District of Columbia;

●	an estate, the income of which is subject to U.S. federal income tax regardless of its source; or

●	a trust that (1) is subject to the primary supervision of a U.S. court and all substantial decisions of which are subject to the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code) or (2) has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a United States person for U.S. federal income tax purposes.

This discussion is limited to U.S. Holders who hold our common stock as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all U.S. federal income tax consequences relevant to the particular circumstances of a U.S. Holder, including the impact of the Medicare contribution tax on net investment income. In addition, it does not address consequences relevant to U.S. Holders that are subject to special rules, including, without limitation, banks, insurance companies and other financial institutions, real estate investment trusts, regulated investment companies, grantor trusts, tax-exempt organizations or governmental organizations, brokers, dealers or traders in securities, commodities or currencies, stockholders who hold our common stock as part of a position in a straddle or as part of a hedging, conversion or integrated transaction for U.S. federal income tax purposes, U.S. Holders that have a functional currency other than the U.S. dollar, U.S. Holders who actually or constructively own 5% or more of our stock, U.S. expatriates and former citizens or long-term residents of the United States, and persons for whom common stock constitutes “qualified small business stock” within the meaning of Section 1202 of the Code.

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If a partnership (or other entity treated as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Accordingly, partnerships (and other entities treated as partnerships for U.S. federal income tax purposes) holding our common stock and the partners in such entities should consult their tax advisors regarding the U.S. federal income tax consequences of the Reverse Stock Split to them.

In addition, the following discussion does not address the U.S. federal estate and gift tax, alternative minimum tax, or state, local and non-U.S. tax law consequences of the Reverse Stock Split. Furthermore, the following discussion does not address any tax consequences of transactions effected before, after or at the same time as the Reverse Stock Split, whether or not they are in connection with the Reverse Stock Split.

Each stockholder should consult his, her or its own tax advisors concerning the particular U.S. federal tax consequences of the Reverse Stock Split, as well as the consequences arising under the laws of any other taxing jurisdiction, including any state, local or foreign income tax consequences.

Tax Consequences of the Reverse Stock Split

The Reverse Stock Split is intended to constitute as a “recapitalization” within the meaning of Section 368(a)(1)(E) of the Code for U.S. federal income tax purposes. Assuming that such treatment is correct, the Reverse Stock Split generally will not result in the recognition of gain or loss for U.S. federal income tax purposes, except potentially with respect to any additional fractions of a share of our common stock received as a result of the rounding up of any fractional shares that otherwise would be issued, as discussed below. Subject to the following discussion regarding a U.S. Holder’s receipt of a whole share of our common stock in lieu of a fractional share, the adjusted basis of the new common stock will be the same as the adjusted basis of the common stock exchanged. The holding period of the new, post-Reverse Stock Split common stock resulting from implementation of the Reverse Stock Split will include the U.S. Holder’s respective holding periods for the pre-Reverse Stock Split common stock. U.S. Holders who acquired our common stock on different dates or at different prices should consult their tax advisors regarding the allocation of the tax basis of such common stock.

As noted above, no fractional shares of our common stock will be issued as a result of the Reverse Stock Split. Instead, we will issue one (1) full share of the post-Reverse Stock Split common stock to any U.S. Holder who would have been entitled to receive a fractional share as a result of the process. The U.S. federal income tax consequences of the receipt of such additional fraction of a share of our common stock are not clear. A U.S. Holder who receives one (1) whole share of our common stock in lieu of a fractional share may recognize income or gain in an amount not to exceed the excess of the fair market value of such share over the fair market value of the fractional share to which such U.S. Holder was otherwise entitled. We are not making any representation as to whether the receipt of one (1) whole share in lieu of a fractional share will result in income or gain to any U.S. Holder, and U.S. Holders are urged to consult their own tax advisors as to the possible tax consequences of receiving a whole share in lieu of a fractional share in the Reverse Stock Split.

The U.S. federal income tax discussion set forth above does not discuss all aspects of U.S. federal income taxation that may be relevant to a particular stockholder in light of such stockholder’s circumstances and income tax situation. Accordingly, we urge you to consult with your own tax advisor with respect to all of the potential U.S. federal, state, local and non-U.S. tax consequences to you of the Reverse Stock Split.

Appraisal Rights

Under the General Corporation Law of the State of Delaware, our stockholders will not be entitled to dissenter’s rights with respect to the proposed Amendment to effect the Reverse Stock Split, and we do not intend to independently provide stockholders with such rights.

Vote Required

Proposal 4, the approval of the Amendment effecting the Reverse Stock Split, requires the affirmative vote by the holders of a majority of our outstanding voting securities (including the Series B Preferred Stock, on an as converted to common stock basis, voting as a single class). Abstentions and broker non-votes will be excluded entirely from the vote and will, therefore, have the same effect as a vote “AGAINST” such proposal.

The Board of Directors Recommends a Vote For the Approval to Grant the Board of Directors of the Company Discretionary Authority to Amend the Company’s Certificate of Incorporation to Effect the Reverse Stock Split of the Company’s Common Stock

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PROPOSAL NO. 5 —

RATIFICATION OF APPOINTMENT OF OUR

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On April 13, 2022, the Audit Committee of our Board appointed EisnerAmper as our independent registered public accounting firm for the fiscal year ending December 31, 2022. Although stockholder approval is not required, we desire to obtain from the stockholders an indication of their approval or disapproval of the Audit Committee’s action in appointing EisnerAmper as the independent registered public accounting firm of the Company and its subsidiaries. The accompanying proxy will be voted FOR the ratification of the appointment of EisnerAmper unless the proxy contains instructions otherwise. If the stockholders do not ratify this appointment, such appointment will be reconsidered by the Audit Committee, but the Audit Committee will not be required to take any action.

A representative of EisnerAmper is expected to be available at the Annual Meeting and will be afforded an opportunity to make a statement and to respond to questions.

Vote Required

A majority of the votes of the shares of common stock (including the Series B Preferred Stock, on an as converted to common stock basis, voting as a single class) present or represented by proxy at the virtual Annual Meeting is required to approve this Proposal No. 5, ratification of the appointment of EisnerAmper as our independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2022. Abstentions will have no effect on determining whether the affirmative vote constitutes a majority of the votes of the shares present in person virtually or represented by proxy at the Annual Meeting.

The Board Recommends a Vote FOR the Ratification of the Appointment of EisnerAmper, LLP for Fiscal Year 2022 and Proxies that Are Returned Will Be So Voted Unless Otherwise Instructed.

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AUDIT COMMITTEE MATTERS AND FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services

Under its charter, the Audit Committee must pre-approve all engagements of our independent registered public accounting firm unless an exception to such pre-approval exists under the Exchange Act or the rules of the SEC. The Audit Committee approved the termination of our relationship with BDO USA LLP (“BDO”) and our retention of EisnerAmper as our independent registered accounting firm for the fiscal year ended December 31, 2022. Each year, the independent registered public accounting firm’s retention to audit our financial statements and permissible non-audit services, including the associated fees, is approved by the Audit Committee. At the beginning of each fiscal year, the Audit Committee evaluates other known potential engagements of the independent registered public accounting firm, in light of the scope of the work proposed to be performed and the proposed fees, and approves or rejects each service, taking into account whether the services are permissible under applicable law and the possible impact of each non-audit service on the independent registered public accounting firm’s independence. At subsequent Audit Committee meetings, the Audit Committee receives updates on the services actually provided by the independent registered public accounting firm, and management may present additional services for approval. Typically, these would be services, such as due diligence for an acquisition, that were not known at the beginning of the year. The Audit Committee has delegated to the Chairperson of the Audit Committee the authority to evaluate and approve engagements on behalf of the Audit Committee in the event that a need arises for pre-approval between committee meetings. If the Chairperson so approves any such engagements, he will report that approval to the full Audit Committee at the next Audit Committee meeting. All of the services and corresponding fees described above were approved by the Audit Committee.

BDO USA LLP

BDO, an independent registered public accounting firm, had served as our independent accountants beginning in 2012. On April 13, 2022, the relationship between the Company and BDO as the Company’s independent registered public accounting firm for the Company was terminated and EisnerAmper was retained as the Company’s new independent registered public accounting firm. The reports of BDO on the audited consolidated financial statements of the Company for the fiscal years ended December 31, 2021 and 2020 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles except that there was an explanatory paragraph describing conditions that raised substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal years ended December 31, 2021 and 2020, as well as during the subsequent interim period preceding April 13, 2022, there were no (i) “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) with BDO with respect to any matter relating to accounting principles or practices, financial statement disclosures, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of BDO, would have caused it to make reference thereto in its reports on the audited consolidated financial statements of the Company for such years; or (ii) “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions), except for the material weakness in the Company’s internal control over financial reporting related to properly identifying all the events that could trigger an asset impairment reported in Part II, Item 9A “Controls and Procedures” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020.

Audit and Other Fees

Fees for services provided by BDO for the past two completed years ended December 31 were as follows:

PRINCIPAL ACCOUNTANT FEES AND SERVICES
	2021	2020
Audit Fees (1)(2)	$379,000	$556,000
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees (3)	-	5,482
Total Fees	$379,000	$561,482

(1)	Audit fees include the audit of our consolidated financial statements.
(2)	Included within audit fees for the year ended December 31, 2021 are those fees totaling $25,000 associated with our S-1 filing in 2021.
(3)	There were no fees billed by BDO for products and services other than the services described in the paragraphs captioned “Audit Fees,” “Audit-Related Fees” and “Tax Fees” above for 2021. In 2020, BDO billed an aggregate of $5,482 for reimbursement of legal fees.

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AUDIT COMMITTEE REPORT

The following Report of the Audit Committee shall not be deemed incorporated by reference into any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate it by reference therein.

The Audit Committee has reviewed our audited financial statements for the fiscal year ended December 31, 2021 and discussed them with management and BDO, the independent registered public accounting firm that audited our financial statements for fiscal 2021. The Audit Committee has also discussed with BDO the matters required to be discussed by the SEC and the Public Company Accounting Oversight Board’s (the “PCAOB”) Auditing Standard No. 1301, “Communications with Audit Committees.” The Audit Committee also received the written disclosures and the letter from BDO required by Rule 3526 of the PCAOB, “Communications with Audit Committees Concerning Independence,” and the Audit Committee discussed with BDO the firm’s independence.

Management is responsible for the preparation, presentation and integrity of our financial statements, accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations, including the effectiveness of internal control over financial reporting. BDO was responsible for performing an independent audit of our financial statements and expressing an opinion as to their conformity with generally accepted accounting principles. BDO had full access to the Audit Committee to discuss any matters they deem appropriate.

Based on the reports and discussions described in this report, the Audit Committee recommended to the Board that our audited financial statements for the fiscal year ended December 31, 2021 be included in our Annual Report for filing with the SEC.

Submitted by the Audit Committee

Dr. Joseph Keegan, Chairperson

Stephen Sullivan

Fortunato Ron Rocca

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GOVERNANCE OF THE COMPANY

Corporate Governance and Code of Business Conduct

Our Board has adopted a written Code of Business Conduct that applies to our directors, officers, and employees, as well as Corporate Governance Guidelines applicable specifically to our Board. You can find links to these documents in the “Investor Relations-Corporate Governance” section of our website page at www.interpace.com. The content contained in, or that can be accessed through, our website is not incorporated into this Proxy Statement. Disclosure regarding any amendments to, or any waivers from, a provision of our Code of Business Conduct that applies to one or more of our directors, our principal executive officer, our principal financial or our principal accounting officer will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver, or posted on our website (www.interpace.com). Our common stock is quoted on the OTCQX, which is operated by OTC Markets Group, Inc. (“OTC Markets”).

Board Leadership and Structure

The Chairman of the Board presides at all meetings of the Board. Mr. Gorman serves as the Chairman of the Board, and Mr. Burnell, our Chief Executive Officer, serves as a director. The Board has determined that Mr. Gorman and Mr. Burnell are not “independent” within the meaning of the OTCQX Rules for U.S. Companies (the “OTCQX Rules”). The Board has determined that the remaining members of the Board are independent within the meaning of the OTCQX Rules.

The Board believes that the roles of Chief Executive Officer and Chairman of the Board should be separate at this time. The Board believes that it should be free to make a choice from time to time in any manner that it believes is in the best interests of the Company and our stockholders.

Risk Oversight by the Board

The Board and, in particular, the Audit Committee view enterprise risk management as an integral part of the Company’s planning process. The subject of risk management is a recurring agenda item. The Audit Committee evaluates enterprise risk with management and the Company’s independent registered public accountants on a regular basis and also receives updates from the Company’s internal audit consultants, and the Audit Committee in turn calls the Board’s attention to items in such reports as it deems appropriate for review by the full Board.

Additionally, the charters of certain of the Board’s committees assign oversight responsibility for particular areas of risk. For example, our Audit Committee oversees management of enterprise-wide risks, including those related to accounting, auditing and financial reporting and maintaining effective internal control over financial reporting, and for compliance with the Code of Business Conduct. Our Regulatory Compliance Committee oversees management’s efforts to adopt and implement policies and procedures that require the Company and its employees to comply with the regulatory framework of laws and regulations with respect to its operations and to be compliant with applicable operational, health, safety, quality, and regulatory requirements and best practices. Our Audit Committee and Regulatory Compliance Committee also review and discuss with relevant management, at least annually, the implementation and effectiveness of risk management programs in the areas of cybersecurity and privacy as it relates to healthcare compliance. Our Nominating Committee oversees compliance with listing standards for independent directors, committee assignments and related party transactions and other conflicts of interest. Our Compensation Committee oversees the risk related to our compensation plans, policies and practices. All of these risks are discussed with the entire Board in the ordinary course of the chairperson’s report of committee activities at regular Board meetings.

Board Meetings and Committees

During the year ended December 31, 2021, the Board held eight meetings and additionally acted three times by unanimous written consent, the Audit Committee held three meetings, the Compensation Committee held three meetings, the Nominating Committee held no meetings, the Regulatory Compliance Committee held four meetings, and the Special Committee held one meeting to assist the Board in reviewing amendments to the Ampersand and 1315 Capital Promissory Notes and Security Agreement.

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Each committee member is a non-employee director of the Company who meets the independence requirements of the OTCQX Rules and applicable law, except for Mr. Gorman, the Chairman of the Board and member of the Regulatory Compliance Committee, who the Board has determined should not be considered independent within the meaning of the OTCQX Rules at this time. Each of our directors attended at least 75% of the total number of Board meetings and committee meetings on which he or she served during 2021. We have adopted a policy encouraging our directors to attend annual meetings of stockholders. All of our then-current directors attended our annual stockholders’ meeting held on November 8, 2021. Our Board has four standing committees, each of which is described below.

Audit Committee

The Audit Committee is currently comprised of Dr. Keegan (Chairperson), Mr. Sullivan and Mr. Rocca. The primary purposes of our Audit Committee are to assist the Board in fulfilling its legal and fiduciary obligations with respect to matters involving the accounting, auditing, financial reporting, internal control, legal compliance and risk management functions of the Company, including, without limitation, assisting the Board’s oversight of: (i) the integrity of our financial statements; (ii) the effectiveness of our internal control over financial reporting; (iii) our compliance with legal and regulatory requirements; (iv) the qualifications and independence of our independent registered public accounting firm; (v) the selection, retention and termination of our independent registered public accounting firm; and (vi) the performance of our internal audit function and independent registered public accounting firm. The Audit Committee is also responsible for preparing the report of the Audit Committee required by the rules and regulations of the SEC for inclusion in our annual proxy statement.

Our Board has determined that each member of our Audit Committee is independent within the meaning of the OTCQX Rules and as required by the Audit Committee charter. Our Board has determined that the chairperson of the Audit Committee, Dr. Keegan, is an “audit committee financial expert,” as that term is defined in Item 407(d) of Regulation S-K under the Exchange Act.

Our Audit Committee charter is posted and can be viewed in the “Investor Relations-Corporate Governance” section of our website at www.interpace.com.

Compensation Committee

As of the date of this Proxy Statement, the Compensation Committee is currently comprised of Mr. Sullivan (Chairperson), Mr. Chan, and Mr. Rocca. Each member of our Compensation Committee is “independent” within the meaning of the OTCQX Rules and as required by the Compensation Committee charter. The primary purposes of our Compensation Committee are: (i) to establish and maintain our executive compensation policies consistent with corporate objectives and stockholder interests; and (ii) to oversee the competency and qualifications of our senior management personnel and the provisions of senior management succession planning; and (iii) to advise the Board with respect to director compensation issues. The Compensation Committee also administers our equity compensation plans. The Compensation Committee may form subcommittees for any purpose that they deem appropriate and may delegate to such subcommittees such power and authority as they deems appropriate, provided that the subcommittee consists of at least two members and provided further that the Compensation Committee must not delegate any power or authority required by any law, regulation or listing standards to be exercised by the Compensation Committee as a whole.

Our Compensation Committee charter is posted and can be viewed in the “Investor Relations” section of our website at www.interpace.com.

Nominating Committee

As of the date of this Proxy Statement, the Nominating Committee is currently comprised of Dr. Keegan (Chairperson), Mr. Chan, Mr. Aggarwal and Mr. Sullivan. Each member of our Nominating Committee is “independent” within the meaning of the OTCQX Rules and as required by the Nominating Committee charter. The primary purposes of the Nominating Committee are: (i) to recommend to the Board the nomination of individuals who are qualified to serve as our directors and on committees of the Board; (ii) to advise the Board with respect to the composition, size, structure and procedures of the Board; (iii) to advise the Board with respect to the composition, size and membership of the Board’s committees; (iv) to advise the Board with respect to corporate governance principles applicable to the Company; (v) to develop and maintain the Company’s corporate governance guidelines; (vi) to oversee the evaluation of the Board as a whole and the evaluation of its individual members standing for re-election; and (vii) to advise the Board with respect to any other matters required by federal securities laws. The Nominating Committee also has responsibility for reviewing and approving all transactions that are “related party” transactions under SEC rules, unless the Board empowers a special committee.

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The Nominating Committee does not set specific, minimum qualifications that nominees for director must meet in order for the Nominating Committee to recommend them to the Board, but rather believes that each nominee should be evaluated based on his or her individual merits, taking into account our needs and the composition of the Board. Members of the Nominating Committee discuss and evaluate possible candidates in detail, and suggest individuals to explore in more depth. Once a candidate is identified whom the Nominating Committee wants to seriously consider and move toward nomination, the chairperson of the Nominating Committee enters into a discussion with that nominee candidate. Subsequently, the chairperson will discuss the qualifications of the candidate with the other members of the Nominating Committee, and the Nominating Committee will then make a final recommendation with respect to that candidate to the Board.

The Nominating Committee considers many factors when determining the eligibility of candidates for nomination as directors. The Nominating Committee does not have a diversity policy; however, its goal is to nominate candidates from a broad range of experiences and backgrounds who can contribute to the Board’s deliberations by reflecting a range of perspectives, thereby increasing its overall effectiveness. In identifying and recommending nominees for positions on the Board, the Nominating Committee places primary emphasis on: (i) a candidate’s judgment, character, expertise, skills and knowledge useful to the oversight of our business; (ii) a candidate’s business or other relevant experience; and (iii) the extent to which the interplay of the candidate’s expertise, skills, knowledge and experience with that of other members of the Board will build a Board that is effective, collegial and responsive to our needs.

The Nominating Committee will consider nominees recommended by stockholders, based on the same criteria described above, provided such nominations comply with the applicable provisions of our Certificate of Incorporation, Bylaws and the procedures to be followed in submitting proposals. No material changes have been implemented to the procedures by which stockholders may recommend nominees to our Board since we filed our proxy statement on September 27, 2021 in connection with the 2021 annual meeting.

Our Nominating Committee charter is posted and can be viewed in the “Investor Relations” section of our website at www.interpace.com.

Regulatory Compliance Committee

As of the date of this Proxy Statement, the Regulatory Compliance Committee is currently comprised of Mr. Aggarwal (Chairperson), Mr. Chan and Mr. Gorman. Mr. Aggarwal and Mr. Chan are “independent” within the meaning of the OTCQX Rules and as required by the Regulatory Compliance Committee charter. The Board has determined that Mr. Gorman should not be considered independent within the meaning of the OTCQX Rules. The primary purposes of our Regulatory Compliance Committee are to assist the Board in carrying out its oversight responsibility with respect to the regulatory framework of laws and regulations with respect to our operations, compliance with high quality, ethical and legal standards, and to be compliant with applicable operational, health, safety, quality, and regulatory requirements and best practices. Specifically, the Regulatory Compliance Committee assists the Board with respect to compliance with the operation of clinical laboratories and the provision of laboratory services and related customer billing and Medicare reimbursement. The Regulatory Compliance Committee was formerly part of the Company’s Audit Committee and was formed in January 2020.

The Regulatory Compliance Committee also reviews and discusses with relevant management the implementation and effectiveness of regulatory risk management programs in the areas of supply chain, environmental regulations, employee health and safety, privacy, cybersecurity, regulatory and political expenditures and lobbying activities.

Our Regulatory Compliance Committee charter is posted and can be viewed in the “Investor Relations” section of our website at www.interpace.com.

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Compensation Committee Interlocks and Insider Participation

As of December 31, 2021, the Compensation Committee was comprised of Mr. Sullivan (Chairperson), Mr. Chan, and Mr. Rocca. During 2021 and as of the date of this Proxy Statement, no member of our Compensation Committee has ever been an executive officer or employee of ours and no executive officer of ours currently serves, or has served during the last completed year, on the board of directors, compensation committee or other committee serving an equivalent function, of any other entity that has one or more officers serving as a member of our Board or Compensation Committee. Only Mr. Chan has relationships requiring disclosure with respect to related party transactions, as described below under the section “Certain Relationships and Related Party Transactions”.

Policies on Communicating with our Board and Reporting of Concerns Regarding Regulatory, Accounting or Auditing Matters

Stockholders may contact an individual director, a committee of our Board or our Board as a group. The name of any specific intended director recipient (or recipients) should be noted in the communication. Communications may be sent to Interpace Biosciences, Inc., Morris Corporate Center 1, Building C, 300 Interpace Parkway, Parsippany, NJ 07054. Our CEO will forward such correspondence only to the intended recipients. Prior to forwarding any correspondence, however, the CEO will review the correspondence and will not forward any communications deemed to be of a commercial or frivolous nature or otherwise inappropriate for our Board’s consideration. In such cases, that correspondence may be forwarded elsewhere in the Company for review and possible response.

Any person who has a concern regarding corporate compliance matters, including accounting, internal accounting controls or auditing matters, may, in a confidential or anonymous manner, communicate that concern in either of the following manners: (1) by utilizing our Whistleblower Hotline to report such concerns via a confidential and secure Internet and telephone based reporting system administered by an external vendor, which may be reached toll-free at 1-866-238-1324; or (2) by setting forth such concerns in writing and forwarding them in a sealed envelope to the Chairperson of the Audit Committee, in care of the Company’s Corporate Secretary, at the following mailing address: Interpace Biosciences, Inc., Chair of the Audit Committee of the Board of Directors, c/o Corporate Secretary, Morris Corporate Center 1, Building C, 300 Interpace Parkway, Parsippany, NJ 07054, such envelope to be labeled with a legend such as: “Anonymous Submission of Complaint or Concern.” All such communications will be forwarded to the chairperson of our Audit Committee.

Any person who has a concern regarding regulatory compliance matters may, in a confidential or anonymous manner, communicate that concern in either of the following manners: (1) by utilizing our Whistleblower Hotline to report such concerns via a confidential and secure Internet and telephone based reporting system administered by an external vendor, which may be reached toll-free at 1-866-238-1324; or (2) by setting forth such concerns in writing and forwarding them in a sealed envelope to the Chairperson of the Regulatory Compliance Committee, in care of the Company’s Corporate Secretary, at the following mailing address: Interpace Biosciences, Inc., Chair of the Regulatory Committee of the Board of Directors, c/o Corporate Secretary, Morris Corporate Center 1, Building C, 300 Interpace Parkway, Parsippany, NJ 07054, such envelope to be labeled with a legend such as: “Anonymous Submission of Complaint or Concern.” All such communications will be forwarded to the chairperson of our Regulatory Compliance Committee.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than ten percent (10%) of our common stock, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than ten percent (10%) stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

To the best of our knowledge, based solely on our review of the copies of such forms furnished to us, or written representations that no other forms were required, we believe that all Section 16(a) filing requirements applicable to our executive officers, directors and greater than ten percent (10%) stockholders were complied with during the fiscal year ended December 31, 2021.

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EXECUTIVE OFFICERS

The following table sets forth the names, ages and principal positions of our executive officers as of the date of this Proxy Statement:

Name	Age	Position
Thomas W. Burnell	60	President, Chief Executive Officer and Director
Thomas Freeburg	55	Chief Financial Officer

Mr. Burnell’s business experience is discussed above, under the heading “Director Biographies and Qualifications”. There are no arrangements or understandings between Mr. Burnell and any other persons pursuant to which he was selected as an officer. In addition, there is no family relationship between Mr. Burnell and any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer that would require disclosure pursuant to Item 401(d) of Regulation S-K. There is no related party transaction as of the date hereof between Mr. Burnell and the Company that would require disclosure under Item 404(a) of Regulation S-K.

The principal occupation and business experience for at least the last five years for Mr. Freeburg as a named executive officer is set forth below.

On February 1, 2021, Thomas Freeburg was appointed as the Chief Financial Officer, Treasurer, and Secretary of the Company. Mr. Freeburg serves as the Company’s principal financial officer and principal accounting officer. From October 2017 to January 2021, Mr. Freeburg served as Chief Accounting Officer of the Company.

Prior to serving as the Company’s Chief Accounting Officer, Mr. Freeburg was the Managing Member of Cambridge Financial Consultants LLC from 2014 to September 2017. From 2009 to 2014, Mr. Freeburg served as the Director of SEC Reporting and Accounting Policies for Coach, Inc., which was the predecessor company to Tapestry, Inc. (NYSE: TPR). From 2006 to 2008, Mr. Freeburg served as the Director of External Reporting of Scholastic Corporation (NASDAQ: SCHL). From 2004 to 2006, Mr. Freeburg was the Manager of Financial Analysis for DRS Technologies, Inc., which is now known as Leonardo DRS following its acquisition by Finmeccanica S.p.A. From 2000 to 2003, Mr. Freeburg served as Vice President, Corporate Controller for Xanboo, Inc. and from 1995 to 2000 as an auditor with BDO USA, LLP.

Except as described herein, Mr. Freeburg has served in no other Company positions and there is no arrangement or understanding between Mr. Freeburg and any other person pursuant to which he was selected to serve as Chief Financial Officer, Treasurer, and Secretary. Mr. Freeburg has no family relationship with any director or executive officer or person nominated or chosen by the Company to become a director or executive officer of the Company that would require disclosure pursuant to Item 401(d) of Regulation S-K . There are no related party transactions as of the date hereof between Mr. Freeburg and the Company that would require disclosure under Item 404(a) of Regulation S-K.

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INFORMATION ABOUT OUR EXECUTIVE COMPENSATION

The following table sets forth certain information concerning compensation for 2020 and 2021 paid to our Chief Executive Officer and Chief Financial Officers who served in this capacity during 2021.

SUMMARY COMPENSATION TABLE FOR 2021 AND 2020
Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(2)	Non-Equity Incentive Compensation	All Other Compensation(3)	Total
Thomas W. Burnell	2021	$425,000	$160,000	$-	$-	$-	$3,352	$588,352
CEO	2020	35,417	-	510,000	-	-	-	545,417

Thomas Freeburg(4)	2021	231,254	60,000	250,000	229,000	-	502	770,756
CFO	2020	167,178	12,000	-	-	-	325	179,503

Fred Knechtel	2021	25,833	-	-	-	-	173,737	199,570
CFO	2020	274,181	-	-	705,864	-	10,888	990,933

(1)	The amount set forth in this column represents an annual cash incentive bonus.

(2)	The dollar amounts set forth under the headings “Stock Awards” and “Option Awards” represent aggregate grant date fair value computed in accordance with FASB ASC Topic 718. For purposes of computing such amounts, we disregarded estimates of forfeitures related to service-based vesting conditions. For additional information regarding our valuation assumptions, please refer to Note 15 – “Stock-Based Compensation” to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as amended Original Filing.

(3)	For the named executive officers, this column includes the following amounts in 2021:

	401(k) Company Match ($)	Term Life/Disability Insurance Payment ($)	Other ($) (1)	Totals ($)
Thomas Burnell	$1,417	$1,935	$-	$3,352
Thomas Freeburg (2)	-	502	-	502
Fred Knechtel (2)	1,033	172	172,532	173,737

(1)	The amounts set forth in this column for Mr. Knechtel represent severance of $155,000 and continuation of health benefits of $17,532.
(2)	Mr. Knechtel no longer served as Chief Financial Officer effective January 31, 2021. Mr. Freeburg was appointed Chief Financial Officer on February 1, 2021.
(4)	Mr. Knechtel no longer served as Chief Financial Officer effective January 31, 2021. Mr. Freeburg was appointed Chief Financial Officer on February 1, 2021.

Narrative Disclosure to Summary Compensation Table

The following narrative discusses the base salary, annual cash incentives, long-term equity incentives, and perquisites of the Company with respect to Messrs. Burnell, Freeburg and Knechtel during 2021.

Base Salary

Initially, base salaries are generally set according to the executive officer’s agreement with the Company and adjusted based on the individual’s current and historical performance. The base salary levels and any changes to those levels for each executive are reviewed each year by the Compensation Committee and adjustments may be based on factors such as new roles and/or responsibilities assumed by the executive and the executive’s impact on our strategic goals and financial performance. While our executives’ base salaries are generally targeted to be consistent with median base salaries for similar positions based on competitive market data, there is no specific weighting applied to any one factor in setting the level of salary, and the process ultimately relies on the evaluation of various factors considered by the Compensation Committee with respect to each named executive officer (and the full Board, in the case of the Chief Executive Officer). The Compensation Committee also takes into account additional factors such as historical compensation, the financial condition of the Company in general, the individual’s potential to be a key contributor, as well as special recruiting and retention situations.

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Tom Burnell. Upon appointment as Chief Executive Officer on December 1, 2020, Mr. Burnell’s annual base salary was set at $425,000. There was no increase to Mr. Burnell’s salary in 2021.

Thomas Freeburg. Upon appointment as Chief Financial Officer on February 1, 2021, Mr. Freeburg’s annual base salary was set at $225,000. Pursuant to the terms of his employment agreement, his base salary was increased to $250,000 on August 1, 2021.

Fred Knechtel. Mr. Knechtel’s annual base salary in 2021 was $310,000. Mr. Knechtel no longer served as Chief Financial Officer effective January 31, 2021.

Annual Cash Incentives

The annual cash incentive program provides our executive officers with an opportunity to receive a cash award at the discretion of the Compensation Committee (and the full Board, in the case of the Chief Executive Officer). Annual cash incentive targets and performance metrics are usually determined by the Compensation Committee during the first quarter of each fiscal year, based on competitive market data generally available to the Compensation Committee as well as consideration based upon the financial condition of the Company, including revenue and adjusted EBITDA.

Sign-on bonuses may be granted from time to time at the discretion of our Compensation Committee in connection with new hires at the executive officer level. There were no cash sign-on bonuses for any named executive officer in 2021.

Long-Term Equity Incentives

Our executives are also eligible to participate in a long-term equity incentive program, which is currently administered under the 2019 Equity Incentive Plan. The long-term equity incentive component of our compensation program is used to promote alignment with stockholders and to balance the short-term focus of the annual cash incentive component by linking a substantial part of compensation to our long-term stockholder returns. The Compensation Committee believes that long-term stock-based compensation enhances our ability to attract and retain high quality talent, provides motivation to improve our long-term financial performance, and increase stockholder value.

In March 2021, Mr. Freeburg was awarded 50,000 RSUs and 50,000 stock options, vesting one-third each year over a three-year period, subject generally to continued service, with accelerated vesting on a change in control during continued service.

Perquisites

As a matter of practice, we provide only limited perquisites to our executive officers that are not generally provided to all employees. Executives are eligible for the standard benefits and programs generally available to all of our employees. The value of special perquisites, as well as additional benefits that are available generally to all of our employees, that were provided to each named executive officer in 2021 are set forth in footnote 3 to the Summary Compensation Table.

Qualified Plan

The Company maintains a tax-qualified savings plan under Section 401(k) of the Internal Revenue Code, of 1986, as amended (the “Code”). Employees who participate in the plan may make elective deferrals to the plan, subject to the limitations imposed by the Code. In addition, the Company currently offers a safe harbor matching contribution equal to 100% of the first 3% of an employee’s contributed base salary plus 50% of the employee’s base salary contributed exceeding 3% but not more than 5%.

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Employment Agreements and Severance Arrangements

Tom Burnell

On December 1, 2020, the Company appointed Mr. Burnell as Chief Executive Officer and President and entered into an employment agreement with Mr. Burnell (the “Burnell Employment Agreement”). Under the Burnell Employment Agreement, Mr. Burnell is to receive an annual base salary of $425,000, a target annual bonus opportunity of up to 50% of such base salary, and certain other benefits such as housing and participation in the benefit plans and programs maintained by the Company.

In the event that Mr. Burnell’s employment is terminated by the Company without Cause or by Mr. Burnell for Good Reason (in each case, as defined in the Burnell Employment Agreement), then subject to, among other things, Mr. Burnell’s execution and non-revocation of a release agreement in favor of the Company, Mr. Burnell would be entitled to: (i) salary continuation payments for a period of (a) six (6) months, if such termination of employment occurs on or after the first anniversary of employment but prior to the second anniversary of employment, or (b) twelve (12) months, if such termination of employment occurs on or after the second anniversary of employment; provided, however, that there will be no salary continuation payments in the event such termination of employment occurs prior to the first anniversary of employment; (ii) all outstanding equity awards, including the Initial RSU grants, that were scheduled to vest during the 24-month period following the termination date, but for the termination, would become fully vested and exercisable (including any such awards that vest in whole or in part based on the attainment of performance-vesting conditions that would be deemed achieved at the target level of the applicable award agreement); and, (iii) continuation of health and welfare benefits for the applicable salary continuation period.

Thomas Freeburg

On February 1, 2021, the Company appointed Mr. Freeburg as Chief Financial Officer, Treasurer, and Secretary of the Company, effective as of February 1, 2021 and entered into an employment agreement with Mr. Freeburg (the “Freeburg Employment Agreement”). Under the Freeburg Employment Agreement, Mr. Freeburg is to receive an annual base salary of $225,000 and a target annual bonus opportunity of up to 40% of such base salary. Effective as of August 1, 2021, the Base Salary increased to $250,000. On March 10, 2021 Mr. Freeburg, was awarded 50,000 RSUs and 50,000 stock options which shall vest in equal installments on each of the first three anniversaries of the grant date, subject to Mr. Freeburg’s continued employment with the Company through the applicable vesting date, with accelerated vesting upon a Change in Control, as defined in the applicable equity incentive plan, subject to Mr. Freeburg’s continuous employment through such Change in Control.

In the event that Mr. Freeburg’s employment is terminated by the Company without Cause or by Mr. Freeburg for Good Reason (in each case, as defined in the Freeburg Employment Agreement), then subject to, among other things, Mr. Freeburg’s execution and non-revocation of a release agreement in favor of the Company, Mr. Freeburg would be entitled to: (i) salary continuation payments for a period of six (6) months, (ii) all outstanding equity awards that were scheduled to vest during the 24-month period following the termination date, but for the termination, would become fully vested and exercisable, and, (iii) continuation of health and welfare benefits for the applicable salary continuation period.

Fred Knechtel

The Company entered into an employment agreement with Mr. Knechtel as Chief Financial Officer, Treasurer, and Secretary, effective as of January 29, 2020 (the “Knechtel Employment Agreement”).

On January 31, 2021, Mr. Knechtel’s employment with the Company ceased, and in connection with his resignation, the Company entered into a severance and general release, agreement with Mr. Knechtel (the “Knechtel Severance Agreement”). Pursuant to the Knechtel Severance Agreement, in consideration of the general release of claims contained in, and contingent on continued compliance with restrictive covenants, the Company agreed to provide Mr. Knechtel with the following payments and benefits: (i) a cash amount equal to $155,000, which represents severance equal to six months’ base salary payable in semi-monthly installments in accordance with the Company’s payroll practices over a six-month period and the value of certain unused paid time off days and (ii) payment for the cost of COBRA premiums for a six-month period.

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Confidential Information, Non-Disclosure, Non-Solicitation, Non-Compete and Rights to Intellectual Property Agreement (“Restrictive Covenants Agreement”)

Each of Messrs. Freeburg, Knechtel, and Burnell also entered into a Restrictive Covenants Agreement with the Company that includes customary provisions regarding confidentiality and non-disclosure, customary non-competition and non-solicitation provisions that extend for up to one (1) year following termination of employment, and a customary invention assignment regarding ownership of intellectual property. The payment of any severance benefits under each executive’s employment agreement and/or severance agreement is conditioned on continued compliance with his Restrictive Covenants Agreement.

Treatment of Outstanding Equity on a Change in Control

Pursuant to the terms of our Amended and Restated 2004 Stock Award and Incentive Plan, awards outstanding under that plan will generally become fully vested and exercisable upon a change in control of the Company. There is no similar automatic vesting provision upon a change in control for awards granted under the Interpace Biosciences, Inc. 2019 Equity Incentive Plan. However, Mr. Freeburg is entitled under his employment agreement to accelerated vesting of his outstanding equity awards upon a change in control, subject to continued employment. During his tenure at the Company, Mr. Knechtel had a similar entitlement.

Compensation Features Intended to Prevent Excessive Risk Taking

The Compensation Committee reviews our compensation policies and practices for all employees, including executive officers, and believes that such policies and practices do not create risks that are reasonably likely to have a material adverse effect on us. In particular, the Compensation Committee believes that the following factors help mitigate against any such risks: (i) annual cash incentive compensation and long-term equity incentive compensation are based on a mix of our overall performance, business unit performance and individual performance; (ii) the annual cash incentive compensation plan has no minimum funding levels, such that employees will not receive any rewards if satisfactory financial performance is not achieved by us; and (iii) base salaries are consistent with employees’ responsibilities and general market practices so that they are not motivated to take excessive risks to achieve a reasonable level of financial security.

Outstanding Equity Awards as of December 31, 2021

The following table provides information concerning the number and value of unexercised stock options and RSUs for the named executive officers outstanding as of the year ended December 31, 2021:

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2021
	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares/RSUs that have not Vested (#)		Market Value of Shares/RSUs that have not Vested ($)(1)
Thomas W. Burnell	-	-		-		191,666	(2)	1,431,745
Thomas Freeburg	534	266	(3)	9.75	3/13/2029	50,066	(4)	373,993
	-	50,000	(5)	6.00	3/10/2031	-		-
Fred Knechtel	-	-		-		-		-

(1)	The market value is based on the closing price of $7.47 on December 31, 2021, the last day of trading in 2021.

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(2)	Consists of 125,000 performance based RSUs which will be eligible to vest on the day following a 30 calendar day period in which, for each trading day of such period, a share of common stock has a closing per share price of at least $11.34. Also includes 66,666 RSUs which will vest one-half on each of December 1, 2022 and December 1, 2023.
(3)	Options are scheduled to vest on March 13, 2022.
(4)	Consists of 50,000 RSUs which will vest one-third on each of March 10, 2022, March 10, 2023, and March 10, 2024. Also includes 66 RSUs which will vest on March 13, 2022.
(5)	Options are scheduled to vest one-third each year on the first three anniversaries of the grant date, which was March 10, 2021.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows, as of September 16, 2022, the number of shares of our common stock beneficially owned by: (i) each stockholder who is known by us to own beneficially in excess of 5% of our outstanding common stock; (ii) each of our current directors; (iii) each of our current named executive officers, and (iv) all current directors and named executive officers as a group.

Except as otherwise indicated, the persons listed below have sole voting and investment power with respect to all shares of common stock owned by them and all information with respect to beneficial ownership has been furnished to us by the respective stockholder. Except as otherwise indicated, the address of the persons listed below is c/o Interpace Biosciences, Inc., Morris Corporate Center 1, Building C, 300 Interpace Parkway, Parsippany, New Jersey 07054. The percentage of beneficial ownership is based on 4,246,297 shares of common stock outstanding on September 16, 2022.

Name of Beneficial Owner	Number of Shares Beneficially Owned (1)		Percent of Shares Outstanding
5% Holders:
Ampersand 2018 Limited Partnership(2)	4,666,666	(3)	52.4	%(20)
1315 Capital II, L.P.(4)	3,166,666	(5)	42.7	%(21)
Peter H. Kamin (6)	781,956	(7)	18.4%
Douglas M. Singer (8)	293,000	(9)	6.9%
Executive officers and directors:
Thomas W. Burnell (10)	31,305	(14)	*
Thomas Freeburg (11)	29,386	(15)	*
Vijay Aggarwal (12)	-		*
Edward Chan (12)	-		*
Robert Gorman (13)	80,093	(16)	1.9%
Joseph Keegan (12)	25,010	(17)	*
Fortunato Ron Rocca (12)	18,667	(18)	*
Stephen J. Sullivan (12)	26,512	(19)	*
as a group (8 persons)	210,973	(14)(15)(16)(17)(18)(19)	4.8%

*	Represents beneficial ownership of less than 1% of our outstanding common stock

(1)	Beneficial ownership and percentage ownership are determined in accordance with the rules and regulations of the SEC and include voting or investment power with respect to shares of stock. This information does not necessarily indicate beneficial ownership for any other purpose. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, we include shares underlying common stock derivatives, such as stock options and RSUs that a person has the right to acquire within 60 days of September 16, 2022. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

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(2)	The reported address of Ampersand is 55 William Street, Suite 240, Wellesley, MA 02481.
(3)	This information is based solely on an amended Schedule 13D/A filed with the SEC on November 12, 2021 by Ampersand. Ampersand reported shared voting power and shared dispositive power of 4,666,666 shares of common stock underlying 28,000 shares of Series B Preferred Stock. Series B Preferred Stock is convertible into shares of common stock at any time and from time to time, at the option of holders. The Series B Preferred Stock is convertible into shares of common stock pursuant to the terms of the Certificate of Designation of Series B Preferred Stock.
(4)	The reported address of 1315 Capital is 2929 Walnut Street, Suite 1240, Philadelphia, PA 19104.
(5)	This information is based solely on an amended Schedule 13D/A filed with the SEC on November 11, 2021 by 1315 Capital. 1315 Capital reported shared voting power and shared dispositive power of 3,166,666 shares of common stock underlying 19,000 shares of Series B Preferred Stock. Series B Preferred Stock is convertible into shares of common stock at any time and from time to time, at the option of holders. The Series B Preferred Stock is convertible into shares of common stock pursuant to the terms of the Certificate of Designation of Series B Preferred Stock.
(6)	The reported address of Mr. Kamin is 2720 Donald Ross Road, #311, Palm Beach Gardens, FL 33410.
(7)	Includes 234,805 shares of common stock held by the Peter H. Kamin Revocable Trust dated February 2003, of which Peter H. Kamin is the sole trustee, 133,186 shares of common stock held by the Peter H. Kamin Childrens Trust dated March 1997 of which Mr. Kamin is the trustee, 44,670 shares of common stock held by 3K Limited Partnership, of which Mr. Kamin is the General Partner and 99,187 shares of common stock held by the Peter H. Kamin Family Foundation of which Mr. Kamin is the trustee. This information is based solely on a Schedule 13D/A filed with the SEC on February 1, 2022 by Mr. Kamin. Mr. Kamin reported sole voting power and sole dispositive power of 781,956 shares of common stock.
(8)	The reported address of Mr. Singer is 9600 North 96th Street, Unit 241, Scottsdale, AZ 85258
(9)	Includes 293,000 shares of common stock held by Mr. Singer. This information is based solely on a Schedule 13G filed with the SEC on February 10, 2022 by Mr. Singer. Mr. Singer reported sole voting power and sole dispositive power of 293,000 shares of common stock.
(10)	Currently serves as our President and Chief Executive Officer and as a member of the Board.
(11)	Currently serves as our Chief Financial Officer, Secretary and Treasurer.
(12)	Currently serves as a member of the Board.
(13)	Currently serves as Chairman of the Board.
(14)	Includes 10,855 shares owned by Mr. Burnell’s spouse. Mr. Burnell disclaims beneficial ownership of these shares.
(15)	Includes 17,466 shares issuable pursuant to stock options exercisable within 60 days of April 15, 2022.
(16)	Includes 31,667 shares issuable pursuant to stock options exercisable within 60 days of April 15, 2022.
(17)	Includes 13,587 shares issuable pursuant to stock options exercisable within 60 days of April 15, 2022.
(18)	Includes 9,333 shares issuable pursuant to stock options exercisable within 60 days of April 15, 2022.
(19)	Includes 14,286 shares issuable pursuant to stock options exercisable within 60 days of April 15, 2022.
(20)	Ampersand’s ownership would be 38.7%, assuming the conversion of all 47,000 outstanding shares of Series B Preferred Stock into an aggregate of 7,833,332 shares of common stock.
(21)	1315 Capital’s ownership would be 26.3% assuming the conversion of all 47,000 outstanding shares of Series B Preferred Stock into an aggregate of 7,833,332 shares of common stock.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

We are required to disclose transactions since January 1, 2020, to which we have been a party, in which the amount involved in the transaction exceeds $120,000, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or an affiliate or immediate family member thereof had or will have a direct or indirect material interest, other than employment, compensation, termination and change in control arrangements with our named executive officers.

On January 10, 2020, we entered into the Securities Purchase and Exchange Agreement with Ampersand and 1315 Capital. Pursuant to the Securities Purchase and Exchange Agreement, 1315 Capital agreed to purchase 19,000 shares of the Series B Preferred Stock at an aggregate purchase price of $19.0 million and Ampersand agreed to purchase 1,000 shares of the Series B Preferred Stock at an aggregate purchase price of $1.0 million. We also agreed to exchange all 270 shares of the Company’s issued and outstanding Series A Preferred Stock held by Ampersand for 27,000 newly created shares of Series B Preferred Stock. The Company and the Series B Investors amended and restated the Investor Rights Agreement, dated as of July 15, 2019 (the “Amended and Restated Investor Rights Agreement”), by and between the Company and Ampersand, and added 1315 Capital as a party.

The Certificate of Designation of Series B Preferred Stock provides that, for so long as Ampersand or 1315 Capital holds at least sixty percent (60%) of the Series B Preferred Stock issued to it on the Issuance Date (as defined therein), such Series B Investor will be entitled to elect two directors to the Board; provided that one of the directors qualifies as an “independent director” within the meaning of the OTCQX rules (or any successor rule or similar rule promulgated by another exchange on which our securities are then listed or designated) However, if at any time such Series B Investor holds less than sixty percent (60%), but at least forty percent (40%), of the Series B Preferred Stock issued to them on the Issuance Date, such Series B Investor would only be entitled to elect one director to the Board. Any director elected pursuant to the terms of the Certificate of Designation of Series B Preferred Stock may be removed without cause by, and only by, the affirmative vote of the holders of Series B Preferred Stock. A vacancy in any directorship filled by the holders of Series B Preferred Stock may be filled only by vote or written consent in lieu of a meeting of such holders of Series B Preferred Stock or by any remaining director or directors elected by such holders of Series B Preferred Stock. Moreover, on any matter presented to holders of common stock for their action or consideration at any meeting of our stockholders (or by written consent of stockholders in lieu of meeting), each holder of outstanding shares of our Series B Preferred Stock will be entitled to cast the number of votes equal to the number of whole shares of common stock into which the shares of Series B Preferred Stock held by such holder are convertible and, except as provided by law or by our Certificate of Incorporation (which includes the Series B Certificate of Designation), will vote together with the holders of common stock as a single class, on an as-converted to common stock basis.

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Concurrently with the closing on January 15, 2020, pursuant to the Series B Investors’ rights as holder of Series B Preferred Stock, Ampersand re-designated Messrs. Gorman and Lev and 1315 Capital initially designated Edward Chan, who were thereby appointed and elected to the Board. Mr. Lev is a general partner of the general partner of Ampersand, Ampersand Capital Partners. As of February 2, 2022, Mr. Lev was replaced as a director by Dr. Vijay Aggarwal, who was designated as a director by Ampersand. Mr. Chan is an employee of an entity related to 1315 Capital, 1315 Capital Management, LLC. On January 22, 2020, 1315 Capital designated Fortunato Ron Rocca who was thereby appointed and elected to the Board. As of the date of this prospectus, the Series B Investors and their affiliates control, on an as-converted basis, an aggregate of sixty-five percent (65%) of our outstanding shares of common stock through their holdings of the Series B Preferred Stock.

In April 2020, the Company entered into Support Agreements with each of the Series B Investors (each, a “Support Agreement,” and together, the “Support Agreements”), pursuant to which Ampersand and 1315 Capital, respectively, consented to, and agreed to vote (by proxy or otherwise), all shares of Series B Preferred Stock registered in its name or beneficially owned by it and/or over which it exercises voting control as of the date of the Support Agreement and any other shares of Series B Preferred Stock legally or beneficially held or acquired by such Series B Investor after the date of the Support Agreement or over which it exercises voting control, in favor of any Fundamental Action desired to be taken by the Company as determined by the Board. For purposes of each Support Agreement, “Fundamental Action” means any action proposed to be taken by the Company and set forth in Section 4(d)(i), 4(d)(ii), 4(d)(v), 4(d)(vi), 4(d)(viii) or 4(d)(ix) of the Certificate of Designation of Series B Preferred Stock or Section 8.5.1.1, 8.5.1.2, 8.5.1.5, 8.5.1.6, 8.5.1.8 or 8.5.1.9 of the Amended and Restated Investor Rights Agreement. The Support Agreement with Ampersand was terminated on September 30, 2020 pursuant to a termination agreement, dated July 9, 2020, between the Company and Ampersand.

The 28,000 shares of Series B Preferred Stock held by Ampersand are convertible from time to time into an aggregate of 4,666,666 shares of our common stock and the 19,000 shares of Series B Preferred Stock held by 1315 Capital are convertible from time to time into an aggregate of 3,166,666 shares of our common stock. On an as-converted basis, such shares would represent approximately 38.6% and 26.2% of our fully diluted shares of common stock, respectively. In addition, pursuant to the terms of the Certificate of Designation of Series B Preferred Stock and an amended and restated investor rights agreement among the Company and Ampersand and 1315 Capital, they each have the right to (1) approve certain of our actions, including our borrowing of money and (2) designate two directors to our Board of Directors; provided that certain of such rights held by 1315 Capital have been delegated pursuant to the related Support Agreement.

On January 7, 2021, the Company entered into promissory notes with Ampersand, in the amount of $3 million, and 1315 Capital, in the amount of $2 million, respectively (together, the “Notes”), and a related security agreement (the “Security Agreement”).

The rate of interest on the Notes was equal to eight percent (8.0%) per annum and their maturity date was the earlier of (a) September 30, 2021 and (b) the date on which all amounts become due upon the occurrence of any event of default as defined in the Notes. No interest payments were due on the Notes until their maturity date. All payments on the Notes were pari passu.

On May 10, 2021, (i) the Company and Ampersand amended the Ampersand Note to increase its principal amount to $4.5 million, (ii) the Company and 1315 Capital amended the 1315 Capital Note to increase its principal amount to $3.0 million and (iii) the Company and Ampersand amended the Security Agreement to include the new total principal amount of the Notes of $7.5 million. The maturity date of the Notes remained the earlier of June 30, 2021 and the date on which all amounts become due upon the occurrence of any event of default and the interest rate remained 8%, and except with respect to their respective principal amounts, the terms of the Notes and the Security Agreement were otherwise unchanged.

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On June 24, 2021, the Company and Ampersand amended the Ampersand Note to change its maturity date to the earlier of (a) August 31, 2021 and (b) the date on which all amounts become due upon the occurrence of any event of default as defined in the Ampersand Note. On June 25, 2021, the Company and 1315 Capital amended the 1315 Capital Note to change its maturity date in a similar manner. Except with respect to their respective maturity dates, the terms of the Notes are otherwise unchanged. The Security Agreement remains in full force and effect, and was not amended in connection with the amendments to the Notes.

On August 31, 2021, the Company and Ampersand amended the Ampersand Note to change its maturity date to the earlier of (a) September 30, 2021 and (b) the date on which all amounts become due upon the occurrence of any event of default as defined in the Ampersand Note. On August 31, 2021, the Company and 1315 Capital amended the 1315 Capital Note to change its maturity date in a similar manner.

On September 29, 2021, the Company and Ampersand amended the Ampersand Note to change its maturity date to the earlier of (a) October 31, 2021 and (b) the date on which all amounts become due upon the occurrence of any event of default as defined in the Ampersand Note. On September 29, 2021, the Company and 1315 Capital amended the 1315 Capital Note to change its maturity date in a similar manner.

In connection with the Security Agreement, the Notes were secured by a first priority lien and security interest on substantially all of the assets of the Company. Additionally, if a change of control of the Company occurred (as defined in the Notes) the Company was required to make a prepayment of the Notes in an amount equal to the unpaid principal amount, all accrued and unpaid interest, and all other amounts payable under the Notes out of the net cash proceeds received by the Company from the consummation of the transactions related to such change of control. The Company could prepay the Notes in whole or in part at any time or from time to time without penalty or premium by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment.

The Notes contained certain negative covenants which prevented the Company from issuing any debt securities pursuant to which the Company issues shares, warrants or any other convertible security in the same transaction or a series of related transactions, except that Company could incur or enter into any capitalized and operating leases in the ordinary course of business consistent with past practice, or borrowed money or funded debt in an amount not to exceed $4.5 million (the “Debt Threshold”) that is subordinated to the Notes on terms acceptable to Ampersand and 1315 Capital; provided, that if the aggregate consolidated revenue recognized by the Company as reported on Form 10-K as filed with the SEC for any fiscal year ending after January 10, 2020 exceeds $45 million, the Debt Threshold for the following fiscal year shall increase to an amount equal to: (x) ten percent (10%); multiplied by (y) the consolidated revenue as reported by the Company on Form 10-K as filed with the SEC for the previous fiscal year.

On October 29, 2021, the Company and its subsidiaries entered into a Loan and Security Agreement with BroadOak Fund V, L.P. (“BroadOak”), providing for a term loan in the aggregate principal amount of $8,000,000 (the “Term Loan”). Funding of the Term Loan took place on November 1, 2021. The Company used the proceeds of the Term Loan to repay in full at their maturity all outstanding indebtedness under the Notes with Ampersand and 1315 Capital. The Company, Ampersand, and 1315 Capital also terminated the Security Agreement.

On August 31, 2022, the Company and its subsidiary, Interpace Pharma Solutions, Inc. (“IPS”), entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Flagship Biosciences, Inc. (“Flagship”) pursuant to which Flagship agreed to (i) acquire substantially all of the assets of IPS used in IPS’s business and (ii) assume and pay certain liabilities related to the purchased assets as set forth in the Purchase Agreement (collectively, the “Asset Sale”). The Asset Sale closed on August 31, 2022. An affiliate of Ampersand Management LLC and an affiliate of BroadOak Capital Partners have each provided equity financing to the Purchaser, collectively own a majority of Flagship’s outstanding equity securities and are represented on its Board of Directors. The affiliate of Ampersand Management LLC also owns 28,000 shares of the Company’s Series B Preferred Stock, convertible into 4,666,666 shares of the Company’s common stock, par value $0.01 per share, pursuant to that certain Securities Purchase and Exchange Agreement dated January 10, 2020. The affiliate of Ampersand Management LLC has designated two directors to the Company’s Board of Directors, Robert Gorman and Vijay Aggarwal. In addition, an affiliate of BroadOak Capital Partners provided the Company a term loan in the aggregate principal amount of $8,000,000 pursuant to that certain Loan and Security Agreement dated October 29, 2021 and a Convertible Note which converted into a term loan advance in the aggregate amount of $2,000,000. The total purchase price for the Asset Sale was determined following a sales process conducted by the Company and its advisors and an arms length negotiation between Flagship and the Company. The purchase price was based on a market consistent multiple of anticipated revenue for a non-profitable, cash-negative business. The Asset Sale was approved by a majority of the disinterested directors of the Company.

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OTHER MATTERS

We know of no other matters to be acted upon at the Annual Meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the attached form of proxy to vote the shares they represent as the Board may recommend.

ADDITIONAL INFORMATION

Householding

The SEC’s rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company, as well as some brokers (or other nominees) household the Company’s proxy materials and annual reports, delivering a single proxy statement and annual report to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker (or other nominee) or from us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, or if you are receiving multiple copies of the proxy statement and wish for only one copy to be delivered to your household in the future, please notify (i) your broker (or other nominee) if your shares are held in a brokerage or similar account or (ii) the Company if you hold registered shares in your own name. If you would like to receive a separate copy of this year’s Proxy Statement or Annual Report, please contact us by writing to Interpace Biosciences, Inc., Morris Corporate Center 1, Building C, 300 Interpace Parkway, Parsippany, New Jersey 07054, or calling 1-412-224-6100.

Stockholder Proposals for the 2023 Annual Meeting

Any proposal that a stockholder desires to have included in our proxy materials relating to our annual meeting of stockholders in 2023 must be received by us at our principal office at Interpace Biosciences, Inc., Morris Corporate Center 1, Building C, 300 Interpace Parkway, Parsippany, New Jersey 07054 no later than May 23, 2023, and must otherwise comply with the requirements of Rule 14a-8 under the Exchange Act for inclusion in our proxy materials for that meeting. In the event that the 2023 annual meeting of stockholders is called for a date that is not within 30 days before or after the first anniversary of the date of this year’s annual meeting (November 10, 2023), the proposal must be received no later than a reasonable time before the Company begins to print and mail its proxy materials.

The Bylaws provide that advance written notice of stockholder-proposed business intended to be brought before an annual meeting of stockholders must be given to the Secretary of the Company not less than 90 days (August 14, 2023) nor more than 120 days (July 13, 2023) prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date (November 10, 2023), notice by any stockholder of business intended to be brought must be received not later than the 90th day prior to such annual meeting or, if later, the 10th day following the day on which public disclosure of the date of such annual meeting was first made (such advance written notice within such time periods is defined as “Timely Notice”).

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A stockholder’s written notice must set forth, as to each proposed matter: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting and, if such business includes a proposal to amend our Bylaws, the language of the proposed amendment; (ii) the name and address, as they appear on our books, of the stockholder proposing such business; (iii) the number of shares of our common stock which are beneficially owned by such stockholder; (iv) a representation that the stockholder is a holder of record of shares of the Company’s common stock entitled to vote at such annual meeting and intends to appear in person or by proxy at the annual meeting to propose such business; and (v) any Disclosable Interests (as defined in the Company’s Bylaws) of the stockholder in such proposal.

The Bylaws also provide that a stockholder may request that persons be nominated for election as directors by providing Timely Notice and providing the information, agreements and questionnaires with respect to such stockholder and its candidate for nomination as required to be set forth in the Bylaws.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting To Be Held on November 10, 2022.

This Proxy Statement and our Annual Report are also available on the Internet at:

www.proxyvote.com

Incorporation by Reference

To the extent that this Proxy Statement is incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, then the section of this Proxy Statement entitled “Audit Committee Report” will not be deemed incorporated unless specifically provided otherwise in such filing. The content contained in, or that can be accessed through, our website is not incorporated into this Proxy Statement.

Availability of Annual Report on Form 10-K

We will provide without charge to each person being solicited by this Proxy Statement, on the written request of any such person, a copy of our Annual Report, including the financial statements and financial statement schedules included therein. All such requests should be directed to Interpace Biosciences, Inc., Morris Corporate Center 1, Building C, 300 Interpace Parkway, Parsippany, New Jersey 07054.

By order of the Board of Directors,

/s/ Robert Gorman
Robert Gorman
Chairman

September 20, 2022

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ANNEX A

AMENDMENT TO THE

INTERPACE BIOSCIENCES, INC. 2019 EQUITY INCENTIVE PLAN

The Interpace Biosciences, Inc. 2019 Equity Incentive Plan (the “Plan”) is hereby amended, effective as of the date of adoption of this Amendment by the Board of Directors of Interpace Biosciences, Inc. (the “Company”):

1. Section 3(a) of the Plan is amended in its entirety; provided that Section 3(a)(i), as amended, is subject to approval by the Company’s stockholders in accordance with Section 11 of the Plan:

(a)	Shares Subject to the Plan.

(i) Subject to adjustment as provided in Section 3(c) of the Plan, the maximum number of Shares that may be issued in respect of Awards under the Plan is 2,230,000 Shares (the “Plan Limit”), all of which may be issued in respect of Incentive Stock Options. Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued Shares or treasury shares. Any Shares issued by the Company through the assumption or substitution of outstanding grants in connection with the acquisition of another entity shall not reduce the maximum number of Shares available for delivery under the Plan.

(ii) Any Shares that are available for issuance under the Interpace Diagnostics Group, Inc. Amended and Restated 2004 Stock Award and Incentive Plan (the “2004 Plan”) as of the Effective Date, and any Shares that become available for issuance under the 2004 Plan following the Effective Date in accordance with the terms of the 2004 Plan (the “Additional Shares”) may be issued to Participants pursuant to the terms of this Plan. The Plan Limit shall be increased by such number of Additional Shares.

* * *

Except as amended hereby, the terms and conditions of the Plan shall otherwise continue in full force and effect.

INTERPACE BIOSCIENCES, INC.

By:
Name:
Title:

ANNEX B

INTERPACE BIOSCIENCES, INC. 2019 EQUITY INCENTIVE PLAN

Adopted by the Board of Directors: August 2, 2019

Approved by the Stockholders: October 10, 2019

Section 1. Purpose; Definitions. The purposes of the Interpace Biosciences, Inc. 2019 Equity Incentive Plan (as amended from time to time, the “Plan”) are to: (a) enable Interpace Biosciences, Inc. (the “Company”) and its affiliated companies to recruit and retain highly qualified employees, directors and consultants; (b) provide those employees, directors and consultants with an incentive for productivity; and (c) provide those employees, directors and consultants with an opportunity to share in the growth and value of the Company.

For purposes of the Plan, the following terms will have the meanings defined below, unless the context clearly requires a different meaning:

(a) “Affiliate” means, with respect to a Person, a Person that directly or indirectly controls, is controlled by, or is under common control with such Person.

(b) “Applicable Law” means the legal requirements relating to the administration of and issuance of securities under stock incentive plans, including, without limitation, the requirements of state corporations law, federal, state and foreign securities law, federal, state and foreign tax law, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted.

(c) “Award” means an award of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, or Cash Awards made under this Plan.

(d) “Award Agreement” means, with respect to any particular Award, the written document that sets forth the terms of that particular Award.

(e) “Board” means the Board of Directors of the Company, as constituted from time to time.

(f) “Cash Award” means an award that is granted under Section 10.

(g) “Cause” means (i) Participant’s refusal to comply with any lawful directive or policy of the Company which refusal is not cured by the Participant within ten (10) days of such written notice from the Company; (ii) the Company’s determination that Participant has committed any act of dishonesty, embezzlement, unauthorized use or disclosure of confidential information or other intellectual property or trade secrets, common law fraud or other fraud against the Company or any Subsidiary or Affiliate; (iii) a material breach by the Participant of any written agreement with or any fiduciary duty owed to any Company or any Subsidiary or Affiliate; (iv) Participant’s conviction (or the entry of a plea of a nolo contendere or equivalent plea) of a felony or any misdemeanor involving material dishonesty or moral turpitude; or (v) Participant’s habitual or repeated misuse of, or habitual or repeated performance of Participant’s duties under the influence of, alcohol, illegally obtained prescription controlled substances or non-prescription controlled substances. Notwithstanding the foregoing, if a Participant and the Company (or any of its Affiliates) have entered into an employment agreement, consulting agreement or other similar agreement that specifically defines “cause,” then with respect to such Participant, “Cause” shall have the meaning defined in such other agreement.

(h) “Change in Control” shall mean the occurrence of any of the following events: (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the total power to vote for the election of directors of the Company; (ii) during any twelve month period, individuals who at the beginning of such period constitute the Board and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in Section 1(h)(i), Section 1(h)(iii), Section 1(h)(iv) or Section 1(h)(v) hereof) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of the period of whose election or nomination for election was previously approved, cease for any reason to constitute a majority thereof; (iii) the merger or consolidation of the Company with another corporation where the stockholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such stockholders to 50% or more of all votes to which all stockholders of the surviving corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote); (iv) the sale or other disposition of all or substantially all of the assets of the Company; (v) a liquidation or dissolution of the Company or (vi) acceptance by stockholders of the Company of shares in a share exchange if the stockholders of the Company immediately before such share exchange do not or will not own directly or indirectly immediately following such share exchange more than fifty percent (50%) of the combined voting power of the outstanding voting securities of the entity resulting from or surviving such share exchange in substantially the same proportion as their ownership of the voting securities outstanding immediately before such share exchange.

Notwithstanding anything in the Plan or an Award Agreement to the contrary, if an Award is subject to Section 409A of the Code, no event that, but for the application of this paragraph, would be a Change in Control as defined in the Plan or the Award Agreement, as applicable, shall be a Change in Control unless such event is also a “change in control event” as defined in Section 409A of the Code.

(i) “Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

(j) “Committee” means the committee designated by the Board to administer the Plan under Section 2. To the extent required under Applicable Law, the Committee shall have at least two members and each member of the Committee shall be a Non-Employee Director.

(k) “Director” means a member of the Board.

(l) “Disability” means a condition rendering a Participant Disabled.

(m) “Disabled” will have the same meaning as set forth in Section 22(e)(3) of the Code.

(n) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(o) “Fair Market Value” means, as of any date, the value of a Share determined as follows: (i) if the Shares are listed on any established stock exchange or a national market system, including, without limitation, the Nasdaq Capital Market, the Fair Market Value of a Share will be the closing sales price for such stock as quoted on that system or exchange (or the system or exchange with the greatest volume of trading in Shares) at the close of regular hours trading on the day of determination; (ii) if the Shares are regularly quoted by recognized securities dealers but selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for Shares at the close of regular hours trading on the day of determination; or (iii) if Shares are not traded as set forth above, the Fair Market Value will be determined in good faith by the Committee taking into consideration such factors as the Committee considers appropriate, such determination by the Committee to be final, conclusive and binding. Notwithstanding the foregoing, in connection with a Change in Control, Fair Market Value shall be determined in good faith by the Committee, such determination by the Committee to be final conclusive and binding.

(p) “Incentive Stock Option” means any Option intended to be an “Incentive Stock Option” within the meaning of Section 422 of the Code.

(q) “Non-Employee Director” will have the meaning set forth in Rule 16b-3(b)(3)(i) promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission.

(r) “Non-Qualified Stock Option” means any Option that is not an Incentive Stock Option.

(s) “Option” means any option to purchase Shares (including an option to purchase Restricted Stock, if the Committee so determines) granted pursuant to Section 5 hereof.

(t) “Parent” means, in respect of the Company, a “parent corporation” as defined in Section 424(e) of the Code.

(u) “Participant” means an employee, consultant, Director, or other service provider of or to the Company or any of its respective Affiliates to whom an Award is granted.

(v) “Person” means an individual, partnership, corporation, limited liability company, trust, joint venture, unincorporated association, or other entity or association.

(w) “Restricted Stock” means Shares that are subject to restrictions pursuant to Section 8 hereof.

(x) “Restricted Stock Unit” means a right granted under and subject to restrictions pursuant to Section 9 hereof.

(y) “Shares” means shares of the Company’s common stock, par value $0.01, subject to substitution or adjustment as provided in Section 3(c) hereof.

(z) “Stock Appreciation Right” means a right granted under and subject to Section 6 hereof.

(aa) “Subsidiary” means, in respect of the Company, a subsidiary company as defined in Sections 424(f) and (g) of the Code.

Section 2. Administration. The Plan shall be administered by the Committee. Any action of the Committee in administering the Plan shall be final, conclusive and binding on all persons, including the Company, its Subsidiaries, Affiliates, their respective employees, the Participants, persons claiming rights from or through Participants and stockholders of the Company.

The Committee will have full authority to grant Awards under this Plan and determine the terms of such Awards. Such authority will include the right to:

(a) select the individuals to whom Awards are granted (consistent with the eligibility conditions set forth in Section 4);

(b) determine the type of Award to be granted;

(c) determine the number of Shares, if any, to be covered by each Award;

(d) establish the terms and conditions of each Award;

(e) establish the performance conditions relevant to any Award and certify whether such performance conditions have been satisfied;

(f) approve forms of agreements (including Award Agreements) for use under the Plan;

(g) determine whether and under what circumstances an Option may be exercised without a payment of cash under Section 5(d);

(h) accelerate the vesting or exercisability of an Award and to modify or amend each Award, subject to Section 11; and

(i) extend the period of time for which an Option or Stock Appreciation Right is to remain exercisable following a Participant’s termination of service to the Company from the limited period otherwise in effect for that Option or Stock Appreciation Right to such greater period of time as the Committee deems appropriate, but in no event beyond the expiration of the term of the Option or Stock Appreciation Right.

The Committee will have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it, from time to time, deems advisable; to establish the terms and form of each Award Agreement; to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any Award Agreement); and to otherwise supervise the administration of the Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award Agreement in the manner and to the extent it deems necessary to carry out the intent of the Plan.

The Committee may delegate to one or more officers of the Company the authority to grant Awards to Participants who are not subject to the requirements of Section 16 of the Exchange Act and the rules and regulations thereunder, provided that the Committee shall have fixed the total number of Shares subject to such delegation. Any such delegation shall be subject to the applicable corporate laws of the State of Delaware. The Committee may revoke any such allocation or delegation at any time for any reason with or without prior notice.

No Director will be liable for any good faith determination, act or omission in connection with the Plan or any Award.

Section 3. Shares Subject to the Plan.

(a) Shares Subject to the Plan. Subject to adjustment as provided in Section 3(c) of the Plan, the maximum number of Shares that may be issued in respect of Awards under the Plan is 2,300,000 Shares (the “Plan Limit”), all of which may be issued in respect of Incentive Stock Options. Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued Shares or treasury shares. Any Shares issued by the Company through the assumption or substitution of outstanding grants in connection with the acquisition of another entity shall not reduce the maximum number of Shares available for delivery under the Plan.

(i) Any Shares that are available for issuance under the Interpace Diagnostics Group, Inc. Amended and Restated 2004 Stock Award and Incentive Plan (the “2004 Plan”) as of the Effective Date, and any Shares that become available for issuance under the 2004 Plan following the Effective Date in accordance with the terms of the 2004 Plan (the “Additional Shares”) may be issued to Participants pursuant to the terms of this Plan. The Plan Limit shall be increased by such number of Additional Shares.

(ii) The maximum total grant date fair value of Awards (as measured by the Company for financial accounting purposes) granted to any Participant in his or her capacity as a Non-Employee Director in any single calendar year shall not exceed $250,000.

(b) Effect of the Expiration or Termination of Awards. If and to the extent that an Option or a Stock Appreciation Right expires, terminates or is canceled or forfeited for any reason without having been exercised in full, the Shares associated with that Award will again become available for grant under the Plan. Similarly, if and to the extent an Award of Restricted Stock or Restricted Stock Units is canceled or forfeited for any reason, the Shares subject to that Award will again become available for grant under the Plan. Shares withheld in settlement of a tax withholding obligation associated with an Award, or in satisfaction of the exercise price payable upon exercise of an Option, will not become available for grant under the Plan.

(c) Other Adjustment. In the event of any corporate event or transaction such as a merger, consolidation, reorganization, recapitalization, stock split, reverse stock split, split up, spin-off, combination of shares, exchange of shares, stock dividend, dividend in kind, or other like change in capital structure (other than ordinary cash dividends) to stockholders of the Company, or other similar corporate event or transaction affecting the Shares, the Committee, to prevent dilution or enlargement of Participants’ rights under the Plan, shall, in such manner as it may deem equitable, substitute or adjust, in its sole discretion, the number and kind of shares that may be issued under the Plan or under any outstanding Awards, the number and kind of shares subject to outstanding Awards, the exercise price, grant price or purchase price applicable to outstanding Awards, and/or any other affected terms and conditions of this Plan or outstanding Awards.

(d) Change in Control. Notwithstanding anything to the contrary set forth in the Plan, upon any Change in Control, the Committee may, in its sole and absolute discretion and without the need for the consent of any Participant, take one or more of the following actions contingent upon the occurrence of that Change in Control:

(i) cause any or all outstanding Awards to become vested and immediately exercisable (as applicable), in whole or in part;

(ii) cause any outstanding Option or Stock Appreciation Right to become fully vested and immediately exercisable for a reasonable period in advance of the Change in Control and, to the extent not exercised prior to that Change in Control, cancel that Option or Stock Appreciation Right upon closing of the Change in Control;

(iii) cancel any unvested Award or unvested portion thereof, with or without consideration;

(iv) cancel any Award in exchange for a substitute award;

(v) redeem any Restricted Stock or Restricted Stock Unit for cash and/or other substitute consideration with value equal to the Fair Market Value of an unrestricted Share on the date of the Change in Control;

(vi) cancel any Option or Stock Appreciation Right in exchange for cash and/or other substitute consideration with a value equal to: (A) the number of Shares subject to that Option or Stock Appreciation Right, multiplied by (B) the difference, if any, between the Fair Market Value per Share on the date of the Change in Control and the exercise price of that Option or the base price of the Stock Appreciation Right; provided, that if the Fair Market Value per Share on the date of the Change in Control does not exceed the exercise price of any such Option or the base price of any such Stock Appreciation Right, the Committee may cancel that Option or Stock Appreciation Right without any payment of consideration therefor; and/or

(vii) take such other action as the Committee shall determine to be reasonable under the circumstances.

Notwithstanding any provision of this Section 3(d), in the case of any Award subject to Section 409A of the Code, such Award shall vest and be distributed only in accordance with the terms of the applicable Award Agreement and the Committee shall only be permitted to use discretion to the extent that such discretion would be permitted under Section 409A of the Code.

In the discretion of the Committee, any cash or substitute consideration payable upon cancellation of an Award may be subjected to (i) vesting terms substantially identical to those that applied to the cancelled Award immediately prior to the Change in Control, or (ii) earn-out, escrow, holdback or similar arrangements, to the extent such arrangements are applicable to any consideration paid to stockholders in connection with the Change in Control.

Section 4. Eligibility. Employees, Directors, consultants, and other individuals who provide services to the Company or its Affiliates are eligible to be granted Awards under the Plan; provided, however, that only employees of the Company, any Parent or a Subsidiary are eligible to be granted Incentive Stock Options.

Section 5. Options. Options granted under the Plan may be of two types: (i) Incentive Stock Options or (ii) Non-Qualified Stock Options. The Award Agreement shall state whether such grant is an Incentive Stock Option or a Non-Qualified Stock Option. Any Option granted under the Plan will be in such form as the Committee may at the time of such grant approve.

The Award Agreement evidencing any Option will incorporate the following terms and conditions and will contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee deems appropriate in its sole and absolute discretion:

(a) Option Price. The exercise price per Share under an Option will be determined by the Committee and will not be less than 100% of the Fair Market Value of a Share on the date of the grant. However, any Incentive Stock Option granted to any Participant who, at the time the Option is granted, owns, either directly and/or within the meaning of the attribution rules contained in Section 424(d) of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, will have an exercise price per Share of not less than 110% of Fair Market Value per Share on the date of the grant.

(b) Option Term. The term of each Option will be fixed by the Committee, but no Option will be exercisable more than 10 years after the date the Option is granted. However, any Incentive Stock Option granted to any Participant who, at the time such Option is granted, owns, either directly and/or within the meaning of the attribution rules contained in Section 424(d) of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, may not have a term of more than 5 years. No Option may be exercised by any Person after expiration of the term of the Option.

(c) Exercisability. Options will vest and be exercisable at such time or times and subject to such terms and conditions as determined by the Committee. Such terms and conditions may include the continued employment or service of the Participant, the attainment of specified individual or corporate performance goals, or such other factors as the Committee may determine in its sole discretion (the “Vesting Conditions”).

(d) Method of Exercise. Subject to the terms of the applicable Award Agreement, the exercisability provisions of Section 5(c) and the termination provisions of Section 7, Options may be exercised in whole or in part from time to time during their term by the delivery of written notice to the Company specifying the number of Shares to be purchased. Such notice will be accompanied by payment in full of the purchase price, either by certified or bank check, or such other means as the Committee may accept. The Committee may, in its sole discretion, permit payment of the exercise price of an Option in the form of previously acquired Shares based on the Fair Market Value of the Shares on the date the Option is exercised or through means of a “net settlement,” whereby the Option exercise price will not be due in cash and where the number of Shares issued upon such exercise will be equal to: (A) the product of (i) the number of Shares as to which the Option is then being exercised, and (ii) the excess, if any, of (a) the then current Fair Market Value per Share over (b) the Option exercise price, divided by (B) the then current Fair Market Value per Share.

No Shares will be issued upon exercise of an Option until full payment therefor has been made. A Participant will not have the right to distributions or dividends or any other rights of a stockholder with respect to Shares subject to the Option until the Participant has given written notice of exercise, has paid in full for such Shares, if requested, has given the representation described in Section 17(a) hereof and fulfills such other conditions as may be set forth in the applicable Award Agreement.

(e) Incentive Stock Option Limitations. In the case of an Incentive Stock Option, the aggregate Fair Market Value (determined as of the time of grant) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year under the Plan and/or any other plan of the Company, its Parent or any Subsidiary will not exceed $100,000. For purposes of applying the foregoing limitation, Incentive Stock Options will be taken into account in the order granted. To the extent any Option does not meet such limitation, that Option will be treated for all purposes as a Non-Qualified Stock Option.

(f) Termination of Service. Unless otherwise specified in the applicable Award Agreement or as otherwise provided by the Committee at or after the time of grant, Options will be subject to the terms of Section 7 with respect to exercise upon or following termination of employment or other service.

Section 6. Stock Appreciation Right. Subject to the other terms of the Plan, the Committee may grant Stock Appreciation Rights to eligible individuals. Each Stock Appreciation Right shall represent the right to receive, upon exercise, an amount equal to the number of Shares subject to the Award that is being exercised multiplied by the excess of (i) the Fair Market Value of a Share on the date the Award is exercised, over (ii) the base price specified in the applicable Award Agreement. Distributions may be made in cash, Shares, or a combination of both, at the discretion of the Committee. The Award Agreement evidencing each Stock Appreciation Right shall indicate the base price, the term and the Vesting Conditions for such Award. A Stock Appreciation Right base price may never be less than the Fair Market Value of the underlying common stock of the Company on the date of grant of such Stock Appreciation Right. The term of each Stock Appreciation Right will be fixed by the Committee, but no Stock Appreciation Right will be exercisable more than 10 years after the date the Stock Appreciation Right is granted. Subject to the terms and conditions of the applicable Award Agreement, Stock Appreciation Rights may be exercised in whole or in part from time to time during their term by the delivery of written notice to the Company specifying the number of Shares to be exercised. Unless otherwise specified in the applicable Award Agreement or as otherwise provided by the Committee at or after the time of grant, Stock Appreciation Rights will be subject to the terms of Section 7 with respect to exercise upon or following termination of employment or other service.

Section 7. Termination of Service. Unless otherwise specified with respect to a particular Option or Stock Appreciation Right in the applicable Award Agreement or otherwise determined by the Committee, any portion of an Option or Stock Appreciation Right that is not exercisable upon termination of service will expire immediately and automatically upon such termination and any portion of an Option or Stock Appreciation Right that is exercisable upon termination of service will expire on the date it ceases to be exercisable in accordance with this Section 7.

(a) Termination by Reason of Death. If a Participant’s service with the Company or any Affiliate terminates by reason of death, any Option or Stock Appreciation Right held by such Participant may thereafter be exercised, to the extent it was exercisable at the time of his or her death or on such accelerated basis as the Committee may determine at or after grant, by the legal representative of the estate or by the legatee of the Participant, for a period expiring (i) at such time as may be specified by the Committee at or after grant, or (ii) if not specified by the Committee, then 12 months from the date of death, or (iii) if sooner than the applicable period specified under (i) or (ii) above, upon the expiration of the stated term of such Option or Stock Appreciation Right.

(b) Termination by Reason of Disability. If a Participant’s service with the Company or any Affiliate terminates by reason of Disability, any Option or Stock Appreciation Right held by such Participant may thereafter be exercised by the Participant or his or her personal representative, to the extent it was exercisable at the time of termination, or on such accelerated basis as the Committee may determine at or after grant, for a period expiring (i) at such time as may be specified by the Committee at or after grant, or (ii) if not specified by the Committee, then 12 months from the date of termination of service, or (iii) if sooner than the applicable period specified under (i) or (ii) above, upon the expiration of the stated term of such Option or Stock Appreciation Right.

(c) Cause. If a Participant’s service with the Company or any Affiliate is terminated for Cause: (i) any Option or Stock Appreciation Right, or portion thereof, not already exercised will be immediately and automatically forfeited as of the date of such termination, and (ii) any Shares for which the Company has not yet delivered share certificates will be immediately and automatically forfeited and the Company will refund to the Participant the Option exercise price paid for such Shares, if any.

(d) Other Termination. If a Participant’s service with the Company or any Affiliate terminates for any reason other than death, Disability or Cause, any Option or Stock Appreciation Right held by such Participant may thereafter be exercised by the Participant, to the extent it was exercisable at the time of such termination, or on such accelerated basis as the Committee may determine at or after grant, for a period expiring (i) at such time as may be specified by the Committee at or after grant, or (ii) if not specified by the Committee, then 90 days from the date of termination of service, or (iii) if sooner than the applicable period specified under (i) or (ii) above, upon the expiration of the stated term of such Option or Stock Appreciation Right.

Section 8. Restricted Stock.

(a) Issuance. Restricted Stock may be issued either alone or in conjunction with other Awards. The Committee will determine the time or times within which Restricted Stock may be subject to forfeiture, and all other conditions of such Awards. The purchase price for Restricted Stock may, but need not, be zero. The prospective recipient of an Award of Restricted Stock will not have any rights with respect to such Award, unless and until such recipient has delivered to the Company an executed Award Agreement and has otherwise complied with the applicable terms and conditions of such Award.

(b) Certificates. Upon the Award of Restricted Stock, the Committee may direct that a certificate or certificates representing the number of Shares subject to such Award be issued to the Participant or placed in a restricted stock account (including an electronic account) with the transfer agent and in either case designating the Participant as the registered owner. The certificate(s), if any, representing such shares shall be physically or electronically legended, as applicable, as to sale, transfer, assignment, pledge or other encumbrances during the Restriction Period and if issued to the Participant, returned to the Company, to be held in escrow during the Restriction Period. As a condition to any Award of Restricted Stock, the Participant may be required to deliver to the Company a share power, endorsed in blank, relating to the Shares covered by such Award.

(c) Restrictions and Conditions. The Award Agreement evidencing the grant of any Restricted Stock will incorporate the following terms and conditions and such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee deems appropriate in its sole and absolute discretion:

(i) During a period commencing with the date of an Award of Restricted Stock and ending at such time or times as specified by the Committee (the “Restriction Period”), the Participant will not be permitted to sell, transfer, pledge, assign or otherwise encumber Restricted Stock awarded under the Plan. The Committee may condition the lapse of restrictions on Restricted Stock upon one or more Vesting Conditions.

(ii) While any Share of Restricted Stock remains subject to restriction, the Participant will have, with respect to the Restricted Stock, the right to vote the Shares, but will not have the right to receive any cash distributions or dividends prior to the lapse of the Restriction Period underlying such Shares unless otherwise provided under the applicable Award Agreement or as determined by the Committee. If any cash distributions or dividends are payable with respect to the Restricted Stock, the Committee, in its sole discretion, may require the cash distributions or dividends to be subjected to the same Restriction Period as is applicable to the Restricted Stock with respect to which such amounts are paid, or, if the Committee so determines, reinvested in additional Restricted Stock to the extent Shares are available under Section 3(a) of the Plan. A Participant shall not be entitled to interest with respect to any dividends or distributions subjected to the Restriction Period. Any distributions or dividends paid in the form of securities with respect to Restricted Stock will be subject to the same terms and conditions as the Restricted Stock with respect to which they were paid, including, without limitation, the same Restriction Period.

(iii) Subject to the provisions of the applicable Award Agreement or as otherwise determined by the Committee, if a Participant’s service with the Company and its Affiliates terminates prior to the expiration of the applicable Restriction Period, the Participant’s Restricted Stock that then remains subject to forfeiture will then be forfeited automatically.

Section 9. Restricted Stock Units. Subject to the other terms of the Plan, the Committee may grant Restricted Stock Units to eligible individuals and may impose one or more Vesting Conditions on such units. Each Restricted Stock Unit will represent a right to receive from the Company, upon fulfillment of any applicable conditions, an amount equal to the Fair Market Value (at the time of the distribution) of one Share. Distributions may be made in cash, Shares, or a combination of both, at the discretion of the Committee. The Award Agreement evidencing a Restricted Stock Unit shall set forth the Vesting Conditions and time and form of payment with respect to such Award. The Participant shall not have any stockholder rights with respect to the Shares subject to a Restricted Stock Unit Award until that Award vests and the Shares are actually issued thereunder. Subject to the provisions of the applicable Award Agreement or as otherwise determined by the Committee, if a Participant’s service with the Company terminates prior to the Restricted Stock Unit Award vesting in full, any portion of the Participant’s Restricted Stock Units that then remain subject to forfeiture will then be forfeited automatically.

Section 10. Cash Award. Subject to the other terms of the Plan, the Committee may grant Cash Awards to eligible individuals and may impose one or more Vesting Conditions on such Awards. Unless otherwise determined by the Committee, a Participant must provide services to the Company or its Affiliates through the last day of the performance period applicable to the Cash Award in order to be eligible to receive payment. Unless otherwise specified by the Committee, payment in respect of a Cash Award will be made in cash, by the fifteenth day of the third month following the year in which such Award is earned.

Section 11. Amendments and Termination. The Board may amend, alter or discontinue the Plan at any time. However, except as otherwise provided in Section 3, no amendment, alteration or discontinuation will be made which would impair the rights of a Participant with respect to an Award without that Participant’s consent or which, without the approval of such amendment within 365 days of its adoption by the Board or by the Company’s stockholders in a manner consistent with Treas. Reg. § 1.422-3 (or any successor provision), would: (i) increase the total number of Shares reserved for issuance hereunder, or (ii) change the persons or class of persons eligible to receive Awards.

Section 12. Prohibition on Repricing Programs. Neither the Committee nor the Board shall (i) implement any cancellation/re-grant program pursuant to which outstanding Options or Stock Appreciation Rights under the Plan are cancelled and new Options or Stock Appreciation Rights are granted in replacement with a lower exercise or base price per share, (ii) cancel outstanding Options or Stock Appreciation Rights under the Plan with exercise prices or base prices per share in excess of the then current Fair Market Value per Share for consideration payable in equity securities of the Company or (iii) otherwise directly reduce the exercise price or base price in effect for outstanding Options or Stock Appreciation Rights under the Plan, without in each such instance obtaining stockholder approval.

Section 13. Conditions Upon Grant of Awards and Issuance of Shares.

(a) The implementation of the Plan, the grant of any Award and the issuance of Shares in connection with the issuance, exercise or vesting of any Award made under the Plan shall be subject to the Company’s procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the Awards made under the Plan and the Shares issuable pursuant to those Awards.

(b) No Shares or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Applicable Law, including the filing and effectiveness of the Form S-8 registration statement for the Shares issuable under the Plan, and all applicable listing requirements of any stock exchange on which Shares are then listed for trading.

Section 14. Limits on Transferability; Beneficiaries. No Award or other right or interest of a Participant under the Plan shall be pledged, encumbered, or hypothecated to, or in favor of, or subject to any lien, obligation, or liability of such Participant to, any party, other than the Company, any Subsidiary or Affiliate, or assigned or transferred by such Participant other than by will or the laws of descent and distribution, and such Awards and rights shall be exercisable during the lifetime of the Participant only by the Participant or his or her guardian or legal representative. Notwithstanding the foregoing, the Committee may, in its discretion, provide that Awards or other rights or interests of a Participant granted pursuant to the Plan (other than an Incentive Stock Option) be transferable, without consideration, to immediate family members (i.e., children, grandchildren or spouse), to trusts for the benefit of such immediate family members and to partnerships in which such family members are the only partners. The Committee may attach to such transferability feature such terms and conditions as it deems advisable. In addition, a Participant may, in the manner established by the Committee, designate a beneficiary (which may be a person or a trust) to exercise the rights of the Participant, and to receive any distribution, with respect to any Award upon the death of the Participant. A beneficiary, guardian, legal representative or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional restrictions deemed necessary or appropriate by the Committee.

Section 15. Withholding of Taxes.

(a) Required Withholding. All Awards under the Plan shall be subject to applicable federal (including FICA), state and local tax withholding requirements. The Company may require that the Participant or other person receiving or exercising Awards pay to the Company the amount of any federal, state or local taxes that the Company is required to withhold with respect to such Awards, or the Company may deduct from other wages paid by the Company the amount of any withholding taxes due with respect to such Awards.

(b) Election to Withhold Shares. If the Committee so permits, Shares subject to an Award may be withheld to satisfy tax withholding obligations arising with respect thereto based on the Fair Market Value of such Shares at the time of withholding, to the extent that such withholding would not result in liability classification of such Award (or any portion thereof) under applicable accounting rules.

Section 16. Liability of Company.

(a) Inability to Obtain Authority. If the Company cannot, by the exercise of commercially reasonable efforts, obtain authority from any regulatory body having jurisdiction for the sale of any Shares under this Plan, and such authority is deemed by the Company’s counsel to be necessary to the lawful issuance of those Shares, the Company will be relieved of any liability for failing to issue or sell those Shares.

(b) Grants Exceeding Allotted Shares. If Shares subject to an Award exceed, as of the date of grant, the number of Shares which may be issued under the Plan without additional shareholder approval, that Award will be contingent with respect to such excess Shares, on the effectiveness under Applicable Law of a sufficient increase in the number of Shares subject to this Plan.

(c) Rights of Participants and Beneficiaries. The Company will pay all amounts payable under this Plan only to the applicable Participant, or beneficiaries entitled thereto pursuant to this Plan. The Company will not be liable for the debts, contracts, or engagements of any Participant or his or her beneficiaries, and rights to cash payments under this Plan may not be taken in execution by attachment or garnishment, or by any other legal or equitable proceeding while in the hands of the Company.

Section 17. General Provisions.

(a) The Board may require each Participant to represent to and agree with the Company in writing that the Participant is acquiring securities of the Company for investment purposes and without a view to distribution thereof and as to such other matters as the Board believes are appropriate.

(b) The Awards shall be subject to the Company’s stock ownership policies, as in effect from time to time.

(c) All certificates for Shares or other securities delivered under the Plan will be subject to such share-transfer orders and other restrictions as the Board may deem advisable under the rules, regulations and other requirements of the Securities Act of 1933, as amended, the Exchange Act, any stock exchange upon which the Shares are then listed, and any other Applicable Law, and the Board may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(d) Nothing contained in the Plan will prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required.

(e) Neither the adoption of the Plan nor the execution of any document in connection with the Plan will: (i) confer upon any employee or other service provider of the Company or an Affiliate any right to continued employment or engagement with the Company or such Affiliate, or (ii) interfere in any way with the right of the Company or such Affiliate to terminate the employment or engagement of any of its employees or other service providers at any time.

(f) The Awards (whether vested or unvested) shall be subject to rescission, cancellation or recoupment, in whole or in part, under any current or future “clawback” or similar policy of the Company that is applicable to the Participant. Notwithstanding any other provisions in this Plan, any Award which is subject to recovery under any law, government regulation or stock exchange listing requirement, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement.

Section 18. Effective Date of Plan. The Plan became effective on [ ] (the “Effective Date”), upon its approval by the holders of a majority of the voting power of the shares deemed present and entitled to vote at the meeting of stockholders of the Company.

Section 19. Term of Plan. Unless the Plan shall theretofore have been terminated in accordance with Section 11, the Plan shall terminate on the 10-year anniversary of the Effective Date, and no Awards under the Plan shall thereafter be granted.

Section 20. Invalid Provisions. In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any Applicable Law, such invalidity or unenforceability will not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions will be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

Section 21. Governing Law. The Plan and all Awards granted hereunder will be governed by and construed in accordance with the laws and judicial decisions of the State of Delaware, without regard to the application of the principles of conflicts of laws.

Section 22. Notices. Any notice to be given to the Company pursuant to the provisions of this Plan must be given in writing and addressed, if to the Company, to its principal executive office to the attention of its Chief Financial Officer (or such other Person as the Company may designate in writing from time to time), and, if to a Participant, to the address contained in the Company’s personnel files, or at such other address as that Participant may hereafter designate in writing to the Company. Any such notice will be deemed duly given: if delivered personally or via recognized overnight delivery service, on the date and at the time so delivered; if sent via telecopier or email, on the date and at the time telecopied or emailed with confirmation of delivery; or, if mailed, five (5) days after the date of mailing by registered or certified mail.

AMENDMENT TO THE
INTERPACE BIOSCIENCES, INC. 2019 EQUITY INCENTIVE PLAN

The Interpace Biosciences, Inc. 2019 Equity Incentive Plan (the “Plan”) is hereby amended, effective as of the date of adoption of this Amendment by the Board of Directors of Interpace Biosciences, Inc. (the “Company”):

1. Section 3(a) of the Plan is amended in its entirety; provided that Section 3(a)(i), as amended, is subject to approval by the Company’s stockholders in accordance with Section 11 of the Plan:

(a) Shares Subject to the Plan.

(i) Subject to adjustment as provided in Section 3(c) of the Plan, the maximum number of Shares that may be issued in respect of Awards under the Plan is 1,230,000 Shares (the “Plan Limit”), all of which may be issued in respect of Incentive Stock Options. Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued Shares or treasury shares. Any Shares issued by the Company through the assumption or substitution of outstanding grants in connection with the acquisition of another entity shall not reduce the maximum number of Shares available for delivery under the Plan.

(ii) Any Shares that are available for issuance under the Interpace Diagnostics Group, Inc. Amended and Restated 2004 Stock Award and Incentive Plan (the “2004 Plan”) as of the Effective Date, and any Shares that become available for issuance under the 2004 Plan following the Effective Date in accordance with the terms of the 2004 Plan (the “Additional Shares”) may be issued to Participants pursuant to the terms of this Plan. The Plan Limit shall be increased by such number of Additional Shares.

2. Section 9 of the Plan is amended in its entirety:

Section 9. Restricted Stock Units. Subject to the other terms of the Plan, the Committee may grant Restricted Stock Units to eligible individuals and may impose one or more Vesting Conditions on such units. Each Restricted Stock Unit will represent a right to receive from the Company, upon fulfillment of any applicable conditions, one Share. The Award Agreement evidencing a Restricted Stock Unit shall set forth the Vesting Conditions and time of payment with respect to such Award. The Participant shall not have any stockholder rights with respect to the Shares subject to a Restricted Stock Unit Award until that Award vests and the Shares are actually issued thereunder. Subject to the provisions of the applicable Award Agreement or as otherwise determined by the Committee, if a Participant’s service with the Company terminates prior to the Restricted Stock Unit Award vesting in full, any portion of the Participant’s Restricted Stock Units that then remain subject to forfeiture will then be forfeited automatically.

*        *        *

Except as amended hereby, the terms and conditions of the Plan shall otherwise continue in full force and effect.

Interpace Biosciences, Inc.

By:	/s/ Jack E. Stover
Name:	Jack E. Stover
Title:	President and Chief Executive Officer

ANNEX C

AMENDMENT TO THE

INTERPACE BIOSCIENCES, INC. EMPLOYEE STOCK PURCHASE PLAN

The Interpace Biosciences, Inc. Employee Stock Purchase Plan (the “Plan”) is hereby amended, effective as of the date of adoption of this Amendment by the Board of Directors of Interpace Biosciences, Inc. (the “Company”):

1. Section 13.1 of the Plan is amended in its entirety; provided that Section 13.1, as amended, is subject to approval by the Company’s stockholders in accordance with Section 19.11 of the Plan:

13.1 Number of Shares. A total of 2,000,000 shares of Common Stock have been authorized and reserved for issuance under the Plan. Such shares of Common Stock may be newly issued shares, treasury shares or shares acquired on the open market

* * *

Except as amended hereby, the terms and conditions of the Plan shall otherwise continue in full force and effect.

INTERPACE BIOSCIENCES, INC.

By:
Name:
Title:

ANNEX D

INTERPACE BIOSCIENCES, INC.

EMPLOYEE STOCK PURCHASE PLAN

1. Purpose. The purpose of the Interpace Biosciences, Inc. Employee Stock Purchase Plan is to provide employees of the Company and its Participating Subsidiaries with an opportunity to acquire a proprietary interest in the Company through the purchase of shares of Common Stock. The Company intends that the Plan qualify as an “employee stock purchase plan” under Code section 423, and the Plan shall be interpreted in a manner that is consistent with that intent.

2. Definitions.

“Board” means the Board of Directors of the Company, as constituted from time to time.

“Code” means the U.S. Internal Revenue Code of 1986, as amended. Any reference to a section of the Code shall be deemed to include any regulations promulgated thereunder.

“Committee” means the Compensation and Management Committee of the Board.

“Common Stock” means the common stock of the Company, par value $0.01 per share.

“Company” means Interpace Biosciences, Inc., a Delaware corporation, including any successor thereto.

“Compensation” means base salary, wages, annual bonuses and commissions paid to an Eligible Employee by the Company or a Participating Subsidiary as compensation for services to the Company or Participating Subsidiary, before deduction for any salary deferral contributions made by the Eligible Employee to any tax-qualified or nonqualified deferred compensation plan, and including overtime, vacation pay, holiday pay, jury duty pay and funeral leave pay, but excluding education or tuition reimbursements, imputed income arising under any group insurance or benefit program, travel expenses, business and relocation expenses, and income received in connection with stock options or other equity-based awards.

“Corporate Transaction” means a merger, consolidation, acquisition of property or stock, separation, reorganization or other corporate event described in Code section 424.

“Designated Broker” means the financial services firm or other agent designated by the Company to maintain ESPP Share Accounts on behalf of Participants who have purchased shares of Common Stock under the Plan.

“Effective Date” means the date as of which this Plan is adopted by the Board, subject to the Plan obtaining shareholder approval in accordance with Section 19.11.

“Employee” means any person who renders services to the Company or a Participating Subsidiary as an employee pursuant to an employment relationship with such employer. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on military leave, sick leave or other leave of absence approved by the Company or a Participating Subsidiary that meets the requirements of Treasury Regulations section 1.421-1(h)(2). Where the period of leave exceeds three (3) months, or such other period of time specified in Treasury Regulations section 1.421-1(h)(2), and the individual’s right to re-employment is not guaranteed by statute or contract, the employment relationship shall be deemed to have terminated on the first day immediately following such three-month period, or such other period specified in Treasury Regulations section 1.421-1(h)(2).

“Eligible Employee” means an Employee who (i) has been continuously employed by the Company or a Participating Subsidiary for at least one (1) year and (ii) is customarily employed for at least twenty (20) hours per week and for more than five (5) months in any calendar year. Notwithstanding the foregoing, the Committee may exclude from participation in the Plan or any Offering Employees who are “highly compensated employees” of the Company or a Participating Subsidiary (within the meaning of Code section 414(q)) or a sub-set of such highly compensated employees.

“Enrollment Form” means an agreement pursuant to which an Eligible Employee may elect to enroll in the Plan, authorize a new level of payroll deductions, or stop payroll deductions and withdraw from an Offering Period.

“ESPP Share Account” means an account into which Common Stock purchased with accumulated payroll deductions at the end of an Offering Period are held on behalf of a Participant.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date, the value of the shares of Common Stock as determined below. If the shares are listed on any established stock exchange or a national market system, including, without limitation, the New York Stock Exchange or the NASDAQ Stock Market, the Fair Market Value shall be the closing price of a share (or if no sales were reported, the closing price on the date immediately preceding such date) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal. In the absence of an established market for the shares, the Fair Market Value shall be determined in good faith by the Committee and such determination shall be conclusive and binding on all persons.

“Offering” means the grant of rights to an Eligible Employee to purchase shares of Common Stock during an Offering Period in accordance with the Plan.

“Offering Date” means the first Trading Day of each Offering Period, as designated by the Committee.

“Offering Period” means a period of six (6) months beginning each January 1st and July 1st; provided that, pursuant to Section 5, the Committee may change the duration of future Offering Periods (subject to a maximum Offering Period of twenty-seven (27) months) and/or the start and end dates of future Offering Periods.

“Participant” means an Eligible Employee who is actively participating in the Plan.

“Participating Subsidiaries” means the Subsidiaries that the Committee has designated as eligible to participate in the Plan, and such other Subsidiaries that may be designated by the Committee from time to time in its sole discretion.

“Plan” means this Interpace Biosciences, Inc. Employee Stock Purchase Plan, as set forth herein, and as amended from time to time.

“Purchase Date” means the last Trading Day of each Offering Period.

“Purchase Price” means an amount equal to the lesser of (i) eighty-five percent (85%) of the Fair Market Value of a share of Common Stock on the Offering Date or (ii) eighty-five percent (85%) of the Fair Market Value of a share of Common Stock on the Purchase Date; provided that, the Purchase Price per share of Common Stock will in no event be less than the par value of the Common Stock.

“Securities Act” means the Securities Act of 1933, as amended.

“Subsidiary” means any corporation, domestic or foreign, of which not less than 50% of the combined voting power is held by the Company or a Subsidiary, whether or not such corporation exists now or is hereafter organized or acquired by the Company or a Subsidiary. In all cases, the determination of whether an entity is a Subsidiary shall be made in accordance with Code section 424(f).

“Trading Day” means any day on which the national stock exchange upon which the Common Stock is listed is open for trading or, if the Common Stock is not listed on an established stock exchange or national market system, a business day, as determined by the Committee in good faith.

3. Administration. The Committee shall administer the Plan and shall have the authority to construe and interpret the Plan, prescribe, amend and rescind rules relating to the Plan’s administration and take any other actions necessary or desirable for the administration of the Plan, and to ensure compliance with Code section 423 and other applicable law. The Committee’s decisions shall be final and binding on all persons. All expenses of administering the Plan shall be borne by the Company.

4. Eligibility.

4.1 Unless otherwise determined by the Committee in a manner consistent with Code section 423, any individual who is an Eligible Employee as of the first day of the enrollment period designated by the Committee for a particular Offering Period shall be eligible to participate in such Offering Period, subject to Code section 423 requirements.

4.2 Notwithstanding any provision of the Plan to the contrary, no Eligible Employee shall be granted an option under the Plan if (i) immediately after the grant of the option, such Eligible Employee (or any other person whose stock would be attributed to such Eligible Employee pursuant to Code section 424(d)) would own capital stock of the Company or hold outstanding options to purchase stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any Subsidiary, or (ii) such option would permit his or her rights to purchase stock under all Code section 423 employee stock ownership plans of the Company and its Subsidiaries to accrue at a rate that exceeds $25,000 of the Fair Market Value of such stock (determined at the time the option is granted) for each calendar year in which such option is outstanding at any time.

5. Offering Periods. The Plan shall be implemented by a series of Offering Periods, each of which shall be six (6) months in duration, with new Offering Periods commencing on or about January 1st and July 1st of each year (or such other times as determined by the Committee). The Committee shall have the authority to change the duration, frequency, start and end dates of Offering Periods.

6. Participation.

6.1 Enrollment and Payroll Deductions. An Eligible Employee may elect to participate in the Plan by completing an Enrollment Form and submitting it to the Company, in accordance with the enrollment procedures established by the Committee. Participation in the Plan is entirely voluntary. By submitting an Enrollment Form, an Eligible Employee authorizes payroll deductions from his or her pay check in an amount equal to at least 1%, but not more than 10%, of his or her Compensation on each pay day occurring during an Offering Period (or such other maximum percentage as the Committee may establish from time to time before an Offering Period begins). Payroll deductions shall commence on the first payroll date following the Offering Date and end on the last payroll date on or before the Purchase Date. The Company shall maintain records of all payroll deductions but shall have no obligation to pay interest on payroll deductions or to hold such amounts in a trust or in any segregated account. Unless expressly permitted by the Committee, a Participant may not make any separate contributions or payments to the Plan.

6.2 Election Changes. During an Offering Period, a Participant may decrease or increase his or her rate of payroll deductions applicable to such Offering Period only once. To make such a change, the Participant must submit a new Enrollment Form authorizing the new rate of payroll deductions at least fifteen (15) days before the Purchase Date. A Participant may decrease or increase his or her rate of payroll deductions for future Offering Periods by submitting a new Enrollment Form authorizing the new rate of payroll deductions at least fifteen (15) days before the start of the next Offering Period.

6.3 Automatic Re-enrollment. The deduction rate selected by a Participant in an Enrollment Form shall remain in effect for subsequent Offering Periods, unless the Participant (i) submits a new Enrollment Form authorizing a new level of payroll deductions in accordance with Section 6.2, (ii) withdraws from the Plan in accordance with Section 10, or (iii) terminates employment or otherwise becomes ineligible to participate in the Plan.

7. Grant of Option. On each Offering Date, each Participant in the applicable Offering Period shall be granted an option to purchase, on the Purchase Date, a number of shares of Common Stock determined by dividing the Participant’s accumulated payroll deductions by the applicable Purchase Price; provided, that in no event shall any Participant purchase more than 100,000 shares of Common Stock during an Offering Period (subject to adjustment in accordance with Section 18 and the limitations set forth in Section 13).

8. Exercise of Option/Purchase of Shares. A Participant’s option to purchase shares of Common Stock will be exercised automatically on the Purchase Date of each Offering Period. The Participant’s accumulated payroll deductions will be used to purchase the maximum number of whole shares that can be purchased with the amounts in the Participant’s notional account. No fractional shares may be purchased but notional fractional shares of Common Stock will be allocated to the Participant’s ESPP Share Account to be aggregated with other notional fractional shares of Common Stock on future Purchase Dates, subject to earlier withdrawal by the Participant in accordance with Section 10 or termination of employment in accordance with Section 11.

9. Transfer of Shares. As soon as reasonably practicable after each Purchase Date, the Company will arrange for the delivery to each Participant of the shares of Common Stock purchased upon exercise of his or her option. The Committee may permit or require that the shares be deposited directly into an ESPP Share Account established in the name of the Participant with a Designated Broker and may require that the shares of Common Stock be retained with such Designated Broker for a specified period of time. Participants will not have any voting, dividend or other rights of a shareholder with respect to the shares of Common Stock subject to any option granted hereunder until such shares have been delivered pursuant to this Section 9.

10. Withdrawal.

10.1 Withdrawal Procedure. A Participant may withdraw from an Offering by submitting a revised Enrollment Form to the Committee indicating his or her election to withdraw at least fifteen (15) days before the Purchase Date. The accumulated payroll deductions held on behalf of a Participant in his or her notional account (that have not been used to purchase shares of Common Stock) shall be paid to the Participant promptly following receipt of the Participant’s Enrollment Form indicating his or her election to withdraw and the Participant’s option shall be automatically terminated. If a Participant withdraws from an Offering Period, no payroll deductions will be made during any succeeding Offering Period, unless the Participant re-enrolls in accordance with Section 6.1.

10.2 Effect on Succeeding Offering Periods. A Participant’s election to withdraw from an Offering Period will not have any effect upon his or her eligibility to participate in succeeding Offering Periods that commence following the completion of the Offering Period from which the Participant withdraws.

11. Termination of Employment; Change in Employment Status. Upon termination of a Participant’s employment for any reason, including death, disability or retirement, or a change in the Participant’s employment status following which the Participant is no longer an Eligible Employee, which in either case occurs at least thirty (30) days before the Purchase Date, the Participant will be deemed to have withdrawn from the Plan and the payroll deductions in the Participant’s notional account that have not been used to purchase shares of Common Stock shall be returned to the Participant, or in the case of the Participant’s death, to the person(s) entitled to such amounts under Section 17, and the Participant’s option shall be automatically terminated. If the Participant’s termination of employment or change in status occurs within thirty (30) days before a Purchase Date, the accumulated payroll deductions shall be used to purchase shares on the Purchase Date.

12. Interest. No interest shall accrue on or be payable with respect to the payroll deductions of a Participant in the Plan.

13. Shares Reserved for Plan.

13.1 Number of Shares. A total of 1,000,000 shares of Common Stock have been authorized and reserved for issuance under the Plan. Such shares of Common Stock may be newly issued shares, treasury shares or shares acquired on the open market.

13.2 Over-subscribed Offerings. The number of shares of Common Stock which a Participant may purchase in an Offering under the Plan may be reduced if the Offering is over-subscribed. No option granted under the Plan shall permit a Participant to purchase shares of Common Stock which, if added together with the total number of shares of Common Stock purchased by all other Participants in such Offering would exceed the total number of shares of Common Stock remaining available under the Plan. If the Committee determines that, on a particular Purchase Date, the number of shares of Common Stock with respect to which options are to be exercised exceeds the number of shares of Common Stock then available under the Plan, the Company shall make a pro rata allocation of the shares of Common Stock remaining available for purchase in as uniform a manner as practicable and as the Committee determines to be equitable.

14. Transferability. No payroll deductions credited to a Participant, nor any rights with respect to the exercise of an option or any rights to receive Common Stock hereunder may be assigned, transferred, pledged or otherwise disposed of in any way by the Participant, other than by will, the laws of descent and distribution, or as provided in Section 17. Any attempt to assign, transfer, pledge or otherwise dispose of such rights or amounts shall be without effect.

15. Application of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose to the extent permitted by applicable law, and the Company shall not be required to segregate such payroll deductions or contributions.

16. Statements. Participants will be provided with statements at least annually which shall set forth the contributions made by the Participant to the Plan, the Purchase Price of any shares of Common Stock purchased with accumulated funds, the number of shares of Common Stock purchased, and any payroll deduction amounts remaining in the Participant’s notional account.

17. Designation of Beneficiary. A Participant may file, on forms supplied by the Committee, a written designation of beneficiary who is to receive any shares of Common Stock and cash in respect of any fractional shares of Common Stock, if any, from the Participant’s ESPP Share Account under the Plan in the event of such Participant’s death. In addition, a Participant may file a written designation of beneficiary who is to receive any cash withheld through payroll deductions and credited to the Participant’s notional account in the event of the Participant’s death prior to the Purchase Date of an Offering Period.

18. Adjustments; Dissolution or Liquidation; Corporate Transactions.

18.1 Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Common Stock, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of the Company, or other change in the Company’s structure affecting the Common Stock occurs, then in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, the Committee will, in such manner as it deems equitable, adjust the number of shares and class of Common Stock that may be delivered under the Plan, the Purchase Price per share and the number of shares of Common Stock covered by each outstanding option under the Plan, and the numerical limits of Section 7 and Section 13.

18.2 Dissolution or Liquidation. Unless otherwise determined by the Committee, in the event of a proposed dissolution or liquidation of the Company, any Offering Period then in progress will be shortened by setting a new Purchase Date, and the Offering Period will end immediately prior to the proposed dissolution or liquidation. The new Purchase Date will be before the date of the Company’s proposed dissolution or liquidation. Before the new Purchase Date, the Committee will provide each Participant with written notice, which may be electronic, of the new Purchase Date and that the Participant’s option will be exercised automatically on such date, unless before such time, the Participant has withdrawn from the Offering in accordance with Section 10.

18.3 Corporate Transaction. In the event of a Corporate Transaction, each outstanding option will be assumed or an equivalent option substituted by the successor corporation or a parent or Subsidiary of such successor corporation. If the successor corporation refuses to assume or substitute the option, the Offering Period with respect to which the option relates will be shortened by setting a new Purchase Date on which the Offering Period will end. The new Purchase Date will occur before the date of the Corporate Transaction. Prior to the new Purchase Date, the Committee will provide each Participant with written notice, which may be electronic, of the new Purchase Date and that the Participant’s option will be exercised automatically on such date, unless before such time, the Participant has withdrawn from the Offering in accordance with Section 10.

19. General Provisions.

19.1 Equal Rights and Privileges. Notwithstanding any provision of the Plan to the contrary and in accordance with Code section 423, all Eligible Employees who are granted options under the Plan shall have the same rights and privileges.

19.2 No Right to Continued Service. Neither the Plan nor any compensation paid hereunder will confer on any Participant the right to continue as an Employee or in any other capacity.

19.3 Rights as Shareholder. A Participant will become a shareholder with respect to the shares of Common Stock that are purchased pursuant to options granted under the Plan when the shares are transferred to the Participant’s ESPP Share Account. A Participant will have no rights as a shareholder with respect to shares of Common Stock for which an election to participate in an Offering Period has been made until such Participant becomes a shareholder as provided above.

19.4 Successors and Assigns. The Plan shall be binding on the Company and its successors and assigns.

19.5 Entire Plan. This Plan constitutes the entire plan with respect to the subject matter hereof and supersedes all prior plans with respect to the subject matter hereof.

19.6 Compliance with Law. The obligations of the Company with respect to payments under the Plan are subject to compliance with all applicable laws and regulations. Common Stock shall not be issued with respect to an option granted under the Plan unless the exercise of such option and the issuance and delivery of the shares of Common Stock pursuant thereto shall comply with all applicable provisions of law, including, without limitation, the Securities Act, the Exchange Act, and the requirements of any stock exchange upon which the shares may then be listed.

19.7 Notice of Disqualifying Dispositions. Each Participant shall give the Company prompt written notice of any disposition or other transfer of shares of Common Stock acquired pursuant to the exercise of an option acquired under the Plan, if such disposition or transfer is made within two years after the Offering Date or within one year after the Purchase Date.

19.8 Term of Plan. The Plan shall become effective on the Effective Date and, unless terminated earlier pursuant to Section 19.9, shall have a term of ten (10) years.

19.9 Amendment or Termination. The Committee may, in its sole discretion, amend, suspend or terminate the Plan at any time and for any reason. If the Plan is terminated, the Committee may elect to terminate all outstanding Offering Periods either immediately or once shares of Common Stock have been purchased on the next Purchase Date (which may, in the discretion of the Committee, be accelerated) or permit Offering Periods to expire in accordance with their terms (and subject to any adjustment in accordance with Section 18). If any Offering Period is terminated before its scheduled expiration, all amounts that have not been used to purchase shares of Common Stock will be returned to Participants (without interest, except as otherwise required by law) as soon as administratively practicable.

19.10 Applicable Law. The laws of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of the Plan, without regard to such state’s conflict of law rules.

19.11 Shareholder Approval. The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board.

19.12 Code Section 423. The Plan is intended to qualify as an employee stock ownership plan under Code section 423. Any provision of the Plan that is inconsistent with Code section 423 shall be reformed to comply with Code section 423.

19.13 Withholding. To the extent required by applicable federal, state or local law, a Participant must make arrangements satisfactory to the Company for the payment of any withholding or similar tax obligations that arise in connection with the Plan.

19.14 Severability. If any provision of the Plan shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof, and the Plan shall be construed as if such invalid or unenforceable provision were omitted.

19.15 Headings. The headings of sections herein are included solely for convenience and shall not affect the meaning of any of the provisions of the Plan.

ANNEX E

PROPOSED FORM OF

CERTIFICATE OF AMENDMENT

TO THE

CERTIFICATE OF INCORPORATION

OF

INTERPACE BIOSCIENCES, INC.

Interpace Biosciences, Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY THAT:

FIRST: The Board of Directors of the Corporation (the “Board of Directors”) has duly adopted resolutions proposing and declaring advisable the following amendment to the Certificate of Incorporation of the Corporation (the “Certificate of Incorporation”), directing that said amendment be submitted to the stockholders of the Corporation for consideration thereof, and authorizing the Corporation to execute and file with the Secretary of State of the State of Delaware this Certificate of Amendment of Certificate of Incorporation (this “Certificate of Amendment”).

SECOND: At the Effective Time (as defined below), of this Certificate of Amendment pursuant to Section 242 of the General Corporation Law of the State of Delaware, each ([  ]) shares of the Corporation’s common stock, par value $0.01 per share, issued and outstanding immediately prior to the Effective Time (the “Old Common Stock”) shall automatically without further action on the part of the Corporation or any holder of Old Common Stock, be reclassified, combined, converted and changed into one (1) fully paid and nonassessable share of common stock, par value $0.01 per share (the “New Common Stock”), subject to the treatment of fractional share interests as described below (the “Reverse Stock Split”). The conversion of the Old Common Stock into New Common Stock will be deemed to occur at the Effective Time. From and after the Effective Time, certificates representing the Old Common Stock shall represent the number of shares of New Common Stock into which such Old Common Stock shall have been converted pursuant to this Certificate of Amendment. No fractional shares shall be issued in connection with the Reverse Stock Split. A holder of common stock who would otherwise be entitled to receive a fractional share as a result of the Reverse Stock Split will receive one whole share of common stock in lieu of such fractional share.

THIRD: The foregoing amendment shall be effective at [  ] [a][p].m. (EST) on (the “Effective Time”).

FOURTH: That pursuant to resolution of the Board of Directors, the proposed amendment was submitted to the stockholders of the Corporation for consideration at the annual meeting of stockholders held on November 10, 2022 and was duly adopted by the stockholders of the Corporation in accordance with the applicable provisions of Section 242 of the General Corporation Law of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be duly adopted and executed in its corporate name and on its behalf by its duly authorized officer as of the       day of                       ,        .

INTERPACE BIOSCIENCES, INC.

By:
Name:	Thomas W. Burnell
Title:	President and Chief Executive Officer

INTERPACE BIOSCIENCES, INC.
MORRIS CORPORATE CENTER ONE, BUILDING C
300 INTERPACE PARKWAY
PARSIPPANY, NJ 07054

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The Board of Directors recommends you vote FOR the following:

Nominees	For	Withhold
1a. Stephen J. Sullivan	☐	☐

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INTERPACE BIOSCIENCES, INC.
Annual Meeting of Shareholders
November 10, 2022 4:00 PM
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Thomas W. Burnell and Robert Gorman, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of (Common/Preferred) stock of INTERPACE BIOSCIENCES, INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 4:00 PM, EST on November 10, 2022, at www.virtualshareholdermeeting.com/IDXG2022, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000580368_2 R1.0.0.39